          As filed with the Securities and Exchange Commission on April 13, 2000
                                                      Registration No. 333-35883
                                                                       811-08361


================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.

                      Post-Effective Amendment No. 4

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 5

                             ---------------

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
               (Exact Name of Registrant as Specified in Charter)

                                4900 Sears Tower
                            Chicago, Illinois  60606
                    (Address of Principal Executive Offices)

      Registrant's Telephone Number, including area code:  (312) 655-4400

                               Michael J. Richman
                              Goldman, Sachs & Co.
                           32 Old Slip - 19th Floor
                           New York, New York  10005
                    (Name and Address of Agent for Service)

                                   copies to:

                             Jeffrey A. Dalke, Esq.
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                        Philadelphia, Pennsylvania 19103

It is proposed that this filing will become effective (check appropriate box):

[_]     Immediately upon filing pursuant to paragraph (b)

[X]     on May 1, 2000 pursuant to paragraph (b)
[_]     60 days after filing pursuant to paragraph (a)(1)
[_]     on (date) pursuant to paragraph (a)(1)

[_]     75 days after filing pursuant to paragraph (a)(2)
[_]     on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    Prospectus

May 1, 2000

    GOLDMAN SACHS VARIABLE INSURANCE TRUST

 .Goldman Sachs Growth and Income Fund

 .Goldman Sachs CORE/SM/ U.S. Equity Fund

 .Goldman Sachs CORE/SM/ Large Cap Growth Fund

 .Goldman Sachs CORE/SM/ Large Cap Value Fund

 .Goldman Sachs CORE/SM/ Small Cap Equity Fund

 .Goldman Sachs Capital Growth Fund

 .Goldman Sachs Mid Cap Value Fund (formerly Mid Cap Equity)

 .Goldman Sachs International Equity Fund

 .Goldman Sachs Global Income Fund

(BACKGROUND LOGO APPEARS HERE)


    THE SECURITIES AND EXCHANGE COMMISSION HAS
    NOT APPROVED OR DISAPPROVED THESE
    SECURITIES OR PASSED UPON THE ADEQUACY OF
    THIS PROSPECTUS. ANY REPRESENTATION TO THE
    CONTRARY IS A CRIMINAL OFFENSE.

    AN INVESTMENT IN A PORTFOLIO IS NOT A BANK
    DEPOSIT AND IS NOT INSURED BY THE FEDERAL
    DEPOSIT INSURANCE CORPORATION OR ANY OTHER
    GOVERNMENT AGENCY. AN INVESTMENT IN A
    PORTFOLIO INVOLVES INVESTMENT RISKS,
    INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                                                         [LOGO OF GOLDMAN SACHS]

   NOT FDIC-INSURED              May Lose Value      No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth and Mid Cap Value (formerly "Mid Cap Equity") Funds. Goldman Sachs Asset Management Interna-tional ("GSAMI") serves as investment adviser to the International Equity and Global Income Funds. GSAM and GSAMI are each referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs Variable Insurance Trust (the "Trust") offers shares of the Funds to separate accounts of participating insurance companies for the pur-pose of funding variable annuity contracts and variable life insurance poli-cies. Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of a Fund. Each Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund's stated investment objectives.

 The investment objectives and policies of the Funds are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be com-parable even though the funds have the same Investment Adviser.

 Goldman Sachs' Investment Philosophies for the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value and International Equity Funds (the "Equity Funds"):

 EQUITY FUNDS


 VALUE STYLE FUNDS


 Goldman Sachs' Value Investment Philosophy:

 Through intensive, hands-on research our portfolio team seeks to identify:

 1. Attractive valuation opportunities where:

 .The intrinsic value of the business is not reflected in the stock price

 .The stock price is overdiscounted due to a temporary event

 2. Well-positioned businesses that have:

 .Attractive returns on capital

 .Sustainable earnings and cash flow

 .Strong company management focused on long-term returns to shareholders

 Business quality, conservative valuation, and thoughtful portfolio construc-tion are the key elements of our value approach.

--------------------------------------------------------------------------------

 GROWTH STYLE FUNDS


 Goldman Sachs' Growth Investment Philosophy:

 1. Invest as if buying the company/business, not simply trading its stock:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.

 .Over the long-term, expect each company's stock price ultimately to track the growth in the value of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth companies at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:

 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two building blocks of active management: stock selection and portfolio construction.

 I. CORE Stock Selection

 The CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds (the "CORE Funds") use the Goldman Sachs' proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating sys-tem, to forecast the returns of securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)
 .Research (fundamental research ratings of Goldman Sachs and other analysts)

 All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

 II. CORE Portfolio Construction
 A proprietary computer optimizer calculates every security combination (at every possible weighting) to construct the most efficient risk/return portfo-lio given each CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark, running size and sec-tor neutral portfolios.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

--------------------------------------------------------------------------------

 ACTIVE INTERNATIONAL STYLE FUND

 Goldman Sachs' Active International Investment Philosophy:

                    How the Investment
   Belief           Adviser Acts on Belief
---------------------------------------------
  .Equity markets   Seeks excess return
   are inefficient  through team driven,
                    research intensive and
                    bottom-up stock
                    selection.

  .Returns are      Seeks to capitalize on
   variable         variability of market and
                    regional returns through
                    asset allocation
                    decisions.

  .Corporate        Seeks to conduct
   fundamentals     rigorous, first-hand
   ultimately       research of business and
   drive share      company management.
   price

  .A business'      Seeks to realize value
   intrinsic value  through a long-term
   will be          investment horizon.
   achieved over
   time

  .Portfolio risk   Seeks to systematically
   must be          monitor and manage risk
   carefully        through diversification,
   analyzed and     multifactor risk models
   monitored        and currency management.

 The Investment Adviser attempts to manage risk in the Fund through disci-plined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

--------------------------------------------------------------------------------

 Goldman Sachs' Investment Philosophy for the Global Income Fund (the "Fixed Income Fund"):

 FIXED INCOME FUND

 Goldman Sachs' Fixed Income Investing Philosophy:

 Active Management Within A Risk-Managed Framework

 The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:

 1. Sector Allocation - The Investment Adviser assesses the relative value of different investment sectors (such as U.S. corporate, asset-backed and mortgage-backed securities) to create investment strategies that meet the Fund's objectives.

 2. Security Selection - In selecting securities for the Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

 3. Yield Curve Strategies - The Investment Adviser adjusts the term structure of the Fund based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

 The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

 With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs' extensive research capabilities.

--------------------------------------------------------------------------------

 The Fixed Income Fund described in this Prospectus has a target duration. The Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows.

 This method of computing duration is known as "option-adjusted" duration. The Fund will not be limited as to its maximum weighted average portfolio matu-rity or the maximum stated maturity with respect to individual securities unless otherwise noted.

 The Fixed Income Fund also has credit rating requirements for the securities it buys. The Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization ("NRSRO") even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of comparable quality. If a security satisfies the Fund's minimum rating requirement at the time of pur-chase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund's average rating requirement. If a down-grade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its share-holders.

 Fund Investment Objectives and Strategies

 Goldman Sachs Growth and Income Fund

  FUND FACTS
 ------------------------------------------------------------------------------

  Objective: Long-term growth of capital and growth of income

  Benchmark: S&P 500 Index

  Investment
      Focus: Large capitalization U.S. equity securities with an emphasis on undervalued stocks

  Investment Value
      Style:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and growth of income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser consid-ers to have favorable prospects for capital appreciation and/or dividend-pay-ing ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securi-ties, including securities of issuers in countries with emerging markets or economies ("emerging countries") and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund's investment objective.

 Goldman Sachs CORE U.S. Equity Fund

  FUND FACTS
 ------------------------------------------------------------------------------

  Objective: Long-term growth of capital and dividend income

  Benchmark: S&P 500 Index

  Investment Large-cap U.S. equity securities
      Focus:

  Investment Quantitative, applied to large-cap growth and value (blend)
      Style: stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. econo-my.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad repre-sentation in most major sectors of the U.S. economy and a portfolio of compa-nies with average long-term earnings growth expectations and dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to secu-rities that are considered cash equivalents.

 Goldman Sachs CORE Large Cap Growth Fund

  FUND FACTS
 ------------------------------------------------------------------------------

  Objective:  Long-term growth of capital; dividend income is a secondary consideration

  Benchmark:  Russell 1000 Growth Index

  Investment  Large-cap, growth-oriented U.S. stocks
      Focus:

  Investment  Quantitative, applied to large-cap growth stocks
      Style:


 INVESTMENT OBJECTIVE

 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

 The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Rus-sell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to secu-rities that are considered cash equivalents.
 Goldman Sachs CORE Large Cap Value Fund

  FUND FACTS
 ------------------------------------------------------------------------------

  Objective:  Long-term growth of capital and dividend income

  Benchmark:  Russell 1000 Value Index

  Investment  Diversified portfolio of equity securities of large-cap U.S.
      Focus:  issuers selling at low to modest valuations

  Investment  Quantitative, applied to large-cap value stocks
      Style:


 INVESTMENT OBJECTIVE

 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity secu-rities of large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

 Other. The Fund's investments in fixed-income securities are limited to secu-rities that are considered cash equivalents.

                                  FUND INVESTMENT OBJECTIVES AND STRATEGIES



 Goldman Sachs CORE Small Cap Equity Fund

  FUND FACTS
 ------------------------------------------------------------------------------

  Objective:  Long-term growth of capital

  Benchmark:  Russell 2000 Index

  Investment  Stocks of small capitalization U.S. companies
      Focus:

  Investment
      Style: Quantitative, applied to small-cap growth and value (blend) stocks


 INVESTMENT OBJECTIVE

 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfolio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

 Other. The Fund's investments in fixed-income securities are limited to secu-rities that are considered cash equivalents.

 Goldman Sachs Capital Growth Fund

  FUND FACTS
 ------------------------------------------------------------------------------

  Objective:  Long-term growth of capital

  Benchmark:  S&P 500 Index

  Investment  Large-cap U.S. equity securities that offer long-term capital
      Focus:  appreciation potential

  Investment  Growth
      Style:


 INVESTMENT OBJECTIVE

 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Goldman Sachs Mid Cap Value Fund

  FUND FACTS
 ------------------------------------------------------------------------------

  Objective:  Long-term capital appreciation

  Benchmark:
              Russell Midcap Value Index

  Investment  Mid-capitalization U.S. stocks that are believed to be
      Focus:  undervalued or undiscovered by the marketplace

  Investment  Value
      Style:


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, substan-tially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constitut-ing the Russell Midcap Value Index at the time of investment (currently between $300 million and $15 billion). If the capitalization of an issuer decreases below $300 million or increases above $15 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration. Although the Fund will invest primar-ily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

 Goldman Sachs International Equity Fund

  FUND FACTS
 ------------------------------------------------------------------------------

  Objective:  Long-term capital appreciation

  Benchmark:
              MSCI Europe, Australasia, Far East ("EAFE") Index (unhedged)

  Investment  Equity securities of companies organized outside the United
      Focus: States or whose securities are principally traded outside the United States

  Investment  Active International
      Style:


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

 The Fund may allocate its assets among countries as determined by the Invest-ment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries.

 The Fund expects to invest a substantial portion of its assets in the securi-ties of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

 Goldman Sachs Global Income Fund

  FUND FACTS

--------------------------------------------------------------------------------

    Duration  Target = J.P.
      (under  Morgan Global
      normal  Government Bond
    interest  Index (hedged)
        rate  plus or minus
conditions):  2.5 years

              Maximum = 7.5
              years

    Expected  6-year
 Approximate  government bond
    Interest
        Rate
Sensitivity:



      Credit  Minimum = BBB or
    Quality:  Baa at time of
              purchase; At
              least 50% of
              total assets =
              AAA or Aaa.

              Securities will
              either be rated
              by a NRSRO or,
              if unrated,
              determined by
              the Investment
              Adviser to be of
              comparable
              quality

  Benchmark:  J.P. Morgan
              Global
              Government Bond
              Index (hedged)

 INVESTMENT OBJECTIVE

 The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 The Fund invests primarily in a portfolio of high quality fixed-income secu-rities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:
 .Have at least 30% of its total assets, after considering the effect of cur-
  rency positions, denominated in U.S. dollars
 .Invest in securities of issuers in at least three countries
 .Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

 The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

 The fixed-income securities in which the Fund may invest include:
 .U.S. Government Securities and custodial receipts therefor
 .Securities issued or guaranteed by a foreign government or any of its polit-ical subdivisions, authorities, agencies, instrumentalities or by suprana-tional entities
 .Corporate debt securities
 .Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wher-ever located) having total assets of more than $1 billion
 .Commercial paper
 .Mortgage-backed and asset-backed securities

 The Global Income Fund is "non-diversified" under the Investment Company Act of 1940 (the "Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Other Investment Practices and Securities (Equity Funds)

The table below identifies some of the investment techniques that may (but are not required to) be used by the Equity Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual and semi-annual reports. For more information see Appendix A.
10Percent of total assets (italic type)
10Percent of net assets (roman type)
  . No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund


                         Growth and  CORE U.S.  CORE Large CORE Large CORE Small                         International
                           Income     Equity    Cap Growth Cap Value  Cap Equity   Capital    Mid Cap       Equity
                            Fund       Fund        Fund       Fund       Fund    Growth Fund Value Fund      Fund
----------------------------------------------------------------------------------------------------------------------
--Not permitted
Investment Practices
Borrowings                  33 1/3      33 1/3     33 1/3     33 1/3     33 1/3      33 1/3     33 1/3        33 1/3
Cross Hedging of
 Currencies                  --          --         --         --         --          --         --             .
Currency Swaps*              --          --         --         --         --          --         --            15
Custodial receipts            .           .          .          .          .           .          .             .
Equity Swaps*                15          15         15         15         15          15         15            15
Foreign Currency
 Transactions**               .           .          .          .          .           .          .             .
Futures Contracts and
 Options on Futures
 Contracts                    .        ./1/          ./2/       ./2/       ./2/        .          .             .
Investment Company
 Securities (including
 exchange-traded funds)      10          10         10         10         10          10         10            10
Options on Foreign
 Currencies/3/                .           .          .          .          .           .          .             .
Options on Securities
 and Securities
 Indices/4/                   .           .          .          .          .           .          .             .
Repurchase Agreements         .           .          .          .          .           .          .             .
Securities Lending          33 1/3      33 1/3     33 1/3     33 1/3     33 1/3      33 1/3     33 1/3        33 1/3
Short Sales Against the
 Box                         25          --         --         --         --          25         25            25
Unseasoned Companies          .           .          .          .          .           .          .             .
Warrants and Stock
 Purchase Rights              .           .          .          .          .           .          .             .
When-Issued and Forward
 Commitments                  .           .          .          .          .           .          .             .
----------------------------------------------------------------------------------------------------------------------
Investment Securities
American, European and
 Global Depository
 Receipts                     .           ./5/       ./5/       ./5/       ./5/        .          .             .
Asset-Backed and
 Mortgage-Backed
 Securities/13/               .          --         --         --         --           .          .             .
Bank
 Obligations/13/,/14/         .           .          .          .          .           .          .             ./14/
Convertible
 Securities/6/                .           .          .          .          .           .          .             .
Corporate Debt
 Obligations/13/              .           ./7/       ./7/       ./7/       ./7/        .          .             .
Equity Securities            65+         90+        90+        90+        90+         90+        65+           65+
Emerging Country
 Securities                  25/12/      --         --         --         --          10/12/     25/12/         .
Fixed Income
 Securities/8/               35          10/7/      10/7/      10/7/      10/7/       10         35            35
Foreign Securities           25/12/       ./9/       ./9/       ./9/       ./9/       10/12/     25/12/         .
Foreign Government
 Securities/13/              --          --         --         --         --          --         --             .
Non-Investment Grade
 Fixed Income
 Securities/13/              10/10/      --         --         --         --          10/10/     10/11/         ./10/
Real Estate Investment
 Trusts ("REITs")             .           .          .          .          .           .          .             .
Structured Securities*        .           .          .          .          .           .          .             .
Temporary Investments       100          35         35         35         35         100        100           100
U.S. Government
 Securities/13/               .           .          .          .          .           .          .             .
----------------------------------------------------------------------------------------------------------------------

* Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

** Limited by the amount the Fund invests in foreign securities.
 /1/The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
 /2/The CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity
    Funds may enter into futures transactions only with respect to a represen-tative index.
 /3/The Funds may purchase and sell call and put options.
 /4/The Funds may sell covered call and put options and purchase call and put options.

 /5/The CORE Funds may not invest in European Depository Receipts.
 /6/The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities. /7/Cash equivalents only.
 /8/Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor's or Baa or higher by Moody's).
 /9/Equity securities of foreign issuers must be traded in the United States. /10/May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

/11/Must be B or higher by Standard and Poor's or B or higher by Moody's. /12/Growth and Income, Capital Growth and Mid Cap Value Funds may invest in the aggregate up to 25%, 10% and 25%, respectively, of their total assets in foreign securities, including emerging country securities.
/13/Limited by the amount the Fund invests in fixed-income securities.

/14/Bank obligations may be issued by U.S. banks, or foreign banks, to the extent that the Fund invests in foreign securities..

Other Investment Practices and Securities continued

(Fixed Income Fund)

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Fixed Income Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semi-annual reports. For more information see Appendix A.

 10Percent of total assets (italic type)

 10Percent of net assets (roman type)

                                                             Global
                                                             Income
                                                              Fund
 -------------------------------------------------------------------
   . No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
 --Not permitted

  Investment Practices
  Borrowings                                                 33 1/3
  Credit and Interest Rate Swaps*                              .
  Currency Options and Futures                                 .
  Cross Hedging of Currencies                                  .
  Currency Swaps*                                              .
  Financial Futures Contracts                                  .
  Forward Foreign Currency Exchange Contracts                  .
  Interest Rate Floors, Caps and Collars                       .
  Mortgage Dollar Rolls                                        .
  Mortgage Swaps*                                              .
  Options (including Options on Futures)                       .
  Options on Foreign Currencies                                .
  Repurchase Agreements                                        .**
  Securities Lending                                         33 1/3
  Standby Commitments and Tender Option Bonds                  --
  When-Issued and Forward Commitments                          .
 -------------------------------------------------------------------
  Investment Securities
  Asset-Backed Securities                                      .
  Bank Obligations                                             .
  Convertible Securities                                       --
  Corporate Debt Obligations and Trust Preferred Securities    .
  Emerging Country Securities                                10/2/
  Foreign Securities/1/                                        25
  Loan Participations                                          --
  Mortgage-Backed Securities
   Adjustable Rate Mortgage Loans                              .
   Collateralized Mortgage Obligations                         .
   Multiple Class Mortgage-Backed Securities                   .
   Privately Issued Mortgage-Backed Securities                 .
   Stripped Mortgage-Backed Securities                         .
  Non-Investment Grade Fixed Income Securities                 --
  Preferred Stock, Warrants and Rights                         --
  Structured Securities*                                       .
  Taxable Municipal Securities                                 --
  Tax-Free Municipal Securities                                --
  Temporary Investments                                        .
  U.S. Government Securities                                   .
 -------------------------------------------------------------------

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

 ** This Fund may enter into repurchase agreements collateralized by securi-
    ties issued by foreign governments.
 /1/Includes.issuers domiciled in one country and issuing securities denomi-nated in the currency of another.

 /2/Of.the Fund's investments in foreign securities, 10% of total assets may be invested in emerging country securities.

Principal Risks of the Funds


 Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

  . Applicable
 --Not Applicable



                                                                                                     Call,
                                                                                                   Extension
                                                                                                    and U.S.       Non-       Small
                  Interest Credit/         Emerging                                                Government Diversification Cap/
       Fund         Rate   Default Foreign Countries Derivatives Management Liquidity Market Stock Securities and Geographic  REIT
 ---------------------------------------------------------------------------------------------------------------------------------
  Growth and
   Income            .        .       .        .          .          .          .       .      .       --           --         --
  CORE U.S.
   Equity            .        .       .        .          .          .          .       .      .       --           --         --
  CORE Large Cap
   Growth            .        .       .        .          .          .          .       .      .       --           --         --
  CORE Large Cap
   Value             .        .       .        .          .          .          .       .      .       --           --         --
  CORE Small Cap
   Equity            .        .       .        .          .          .          .       .      .       --           --          .
  Capital Growth     .        .       .        .          .          .          .       .      .       --           --         --
  Mid Cap Value      .        .       .        .          .          .          .       .      .       --           --          .
  International
   Equity            .        .       .        .          .          .          .       .      .       --            .         --
  Global Income      .        .       .        .          .          .          .       .     --       .             .         --
 ---------------------------------------------------------------------------------------------------------------------------------

 RISKS THAT APPLY TO ALL FUNDS:

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

 .Credit/Default Risk--The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

 .Foreign Risk--The risk that when a Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 .Emerging Countries Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as exten-sive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registra-tion and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed coun-tries.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during cer-

                                                    PRINCIPAL RISKS OF THE FUNDS

  tain periods the liquidity of particular issuers or industries, or all secu-rities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic market or political events, or adverse investor perceptions whether or not accurate.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual compa-nies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 RISKS THAT APPLY PRIMARILY TO THE EQUITY FUNDS:

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high lev-els. There is no guarantee that such levels will continue.


 RISKS THAT APPLY PRIMARILY TO THE FIXED INCOME FUND:

 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) ear-lier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

 .Extension Risk--The risk that an issuer will exercise its right to pay prin-cipal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.
 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

 RISKS THAT ARE PARTICULARLY IMPORTANT FOR SPECIFIC FUNDS:


 .Non-Diversification and Geographic Risks--The Global Income Fund is non-diversified meaning that it is permitted to invest more of its assets in fewer issuers than "diversified" mutual funds. Thus, it may be more suscep-tible to adverse developments affecting any single issuer held in its port-folio, and may be more susceptible to greater losses because of these developments. In addition, it may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the investments of this or other Funds, in issuers located in a particular country or region will subject the Funds, to a greater extent than if investments were less concentrated, to risks of adverse securities markets, exchange rates and social, political, regulatory or economic events in that country or region.
 .Small Cap Stock and REIT Risk--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a sub-stantial drop in price.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund from year to year; and (b) how the average annual returns of a Fund compares to those of broad-based securities market indices. The bar chart and table assume rein-vestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Perfor-mance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced.

 The CORE Large Cap Value Fund commenced operations on April 1, 1999. Since this Fund has less than one calendar year's performance, no performance information is provided in this section.

                                                           FUND PERFORMANCE

Growth and Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best
 Quarter

 Q2 '999.18%

 Worst
 Quarter

 Q3 '99-12.22%

                                    [GRAPH]

                                     1999
                                     5.41%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999         1 Year Since Inception
 -------------------------------------------------
  Fund (Inception 1/12/98)   5.41%      5.53%
  S&P 500 Index*            21.04%     28.04%
 -------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE U.S. Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best
 Quarter

 Q4 '99   15.50%

 Worst
 Quarter

 Q3 '99  -5.39%

                                    [GRAPH]

                                     1999
                                    24.30%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999         1 Year Since Inception
 -------------------------------------------------
  Fund (Inception 2/13/98)  24.30%     20.75%
  S&P 500 Index*            21.04%     22.80%
 -------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                           FUND PERFORMANCE

CORE Large Cap Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best
 Quarter

 Q4 '99   23.76%

 Worst
 Quarter

 Q3 '99 -2.74%

                                    [GRAPH]

                                     1999
                                    35.42%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999           1 Year Since Inception
 ---------------------------------------------------
  Fund (Inception 2/13/98)    35.42%     27.69%
  Russell 1000 Growth Index*  33.15%     33.11%
 ---------------------------------------------------

 * The Russell 1000 Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Small Cap Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best
 Quarter

 Q4 '9916.51%

 Worst
 Quarter

 Q1 '99-8.41%

                                    [GRAPH]

                                     1999
                                    17.54%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999         1 Year Since Inception
 -------------------------------------------------
  Fund (Inception 2/13/98)  17.54%      3.46%
  Russell 2000 Index*       21.26%      7.34%
 -------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                           FUND PERFORMANCE

Capital Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best
 Quarter

 Q4 '99   19.82%

 Worst
 Quarter

 Q3 '99  -6.10%

                                    [GRAPH]

                                     1999
                                    27.13%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999         1 Year Since Inception
 -------------------------------------------------
  Fund (Inception 4/30/98)  27.13%     24.43%
  S&P 500 Index*            21.04%     19.78%
 -------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Mid Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best
 Quarter

 Q2 '99     19.62%

 Worst
 Quarter

 Q3 '99   -16.40%

                                    [GRAPH]

                                     1999
                                    -0.95%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999            1 Year Since Inception
 ----------------------------------------------------
  Fund (Inception 5/1/98)      -0.95%     -8.87%
  Russell Midcap Value Index*  -0.10%     -2.42%
  Russell Midcap Index**       18.23%      9.94%
 ----------------------------------------------------

 * The Russell Midcap Value Index, an unmanaged index of common stock prices, is replacing the Russell Midcap Index as the Mid Cap Value Fund's perfor-mance benchmark. The Russell Midcap Value Index includes more value-ori-ented stocks and, therefore, is expected to be a better benchmark comparison for the Fund's performance. The Index figures do not reflect any fees or expenses.
** The Russell Midcap Index is an unmanaged index of common stock prices. The
   Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best
 Quarter

 Q4 '99  21.73%

 Worst
 Quarter

 Q1 '99   1.01%

                                                                    [GRAPH]

                                                                     1999
                                                                    31.85%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999                1 Year Since Inception
 -----------------------------------------------------------------------------
  Fund (Inception 1/12/98)                              31.85%     26.26%
  MSCI EAFE (unhedged)*                                 27.29%     25.90%
  FT/S&P Actuaries Europe & Pacific Index (unhedged)**  30.27%     26.96%
 -----------------------------------------------------------------------------

 * The MSCI EAFE Index, an unmanaged index of common stock prices, is replac-ing the FT/S&P Actuaries Europe & Pacific Index ("EuroPac") as the Interna-tional Equity Fund's performance benchmark. The MSCI EAFE Index is widely used throughout the investment management industry to represent the invest-ment opportunities available to a large cap, developed country interna-tional equity strategy and, in the Investment Adviser's opinion, is a more appropriate benchmark against which to measure the performance of the International Equity Fund. The Index figures do not reflect any fees or expenses.

** The unmanaged FT/S&P EuroPac Index is a market capitalization-weighted com-posite of approximately 1,500 stocks from 20 countries in Europe and the Asia-Pacific region. From the inception of the Fund until November 30, 1999, the Fund was managed using the unhedged EuroPac as a benchmark. The Index figures do not reflect any fees or expenses.

Global Income Fund

 TOTAL RETURN                                                 CALENDAR YEAR
--------------------------------------------------------------------------------

 Best
 Quarter

 Q4 '99 0.35%

 Worst
 Quarter

 Q2 '99-1.55%

                                                                    [GRAPH]

                                                                     1999
                                                                    -1.01%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999              1 Year  Since Inception
 ----------------------------------------------------------------------------
  Fund (Inception 1/12/98)                            -1.01%       3.59%
  J.P. Morgan Global Government Bond Index (hedged)*    0.72%      5.23%
 ----------------------------------------------------------------------------

 * The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

  Service Providers


 INVESTMENT ADVISERS

  Investment Advisers   Fund
 --------------------------------------------
  Goldman Sachs Asset
   Management ("GSAM")  Growth and Income
  32 Old Slip           CORE U.S. Equity
  New York, New York
   10005                CORE Large Cap Growth
                        CORE Large Cap Value
                        CORE Small Cap Equity
                        Capital Growth
                        Mid Cap Value
 --------------------------------------------
  Goldman Sachs Asset
   Management
   International        International Equity
   ("GSAMI")            Global Income
  Procession House
  55 Ludgate Hill
  London EC4A M7JW
  England
 --------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM and GSAMI. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM and GSAMI, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio trans-actions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affil-iates. While the Investment Adviser is ultimately responsible for the manage-ment of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and may apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cleri-cal services to the Funds

 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information ("Additional Statement") and other reports filed with the Securities and Exchange Commis-sion (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 The Investment Adviser, Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Funds) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Funds. In addition, the Investment Advisers Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Funds) to various securities dealers (including affiliates of participating insurance companies) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts and, subject to applicable National Association of Securities Dealers rules, contribute to various cash and non-cash incentive arrangements to promote the sale of such contracts.

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and pay-able monthly, at the annual rates listed below (as a percentage of each respective Fund's average daily net assets):

                                           Other Expenses
                                          (after applicable
  GSAM:                  Contractual Rate   limitation)*
 ----------------------------------------------------------
  Growth and Income            0.75%            0.25%
  CORE U.S. Equity             0.70%            0.20%
  CORE Large Cap Growth        0.70%            0.20%
  CORE Large Cap Value         0.70%            0.20%
  CORE Small Cap Equity        0.75%            0.25%
  Capital Growth               0.75%            0.25%
  Mid Cap Value                0.80%            0.25%
 ----------------------------------------------------------
  GSAMI:
 ----------------------------------------------------------
  International Equity         1.00%            0.35%
  Global Income                0.90%            0.25%
 ----------------------------------------------------------

 * The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table above (as calculated per annum) of each Fund's respective average daily net assets. Such reduc-tions or limits, if any, are calculated monthly on a cumulative basis. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

 VALUE TEAM

 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Since 1981, Mr. Hillenbrand has been President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 .Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team
 .Multi-sector focus provides a balanced perspective
 .Across all value products, the Investment Adviser leverages the industry research expertise of its small-, mid- and large-cap investment teams

 ------------------------------------------------------------------------------
 Value Team

                                                    Years
                                                  Primarily
  Name and Title         Fund Responsibility     Responsible           Five Year Employment History
 ------------------------------------------------------------------------------------------------------------
  Eileen A. Aptman    Portfolio Manager--           Since    Ms. Aptman joined the Investment Adviser as a
  Vice President      Mid Cap Value                 1998     research analyst in 1993. She became a portfolio
                                                             manager in 1996.
 ------------------------------------------------------------------------------------------------------------
  Matthew B. McLennan Portfolio Manager--           Since    Mr. McLennan joined the Investment Adviser as a
  Vice President      Mid Cap Value                 1998     research analyst in 1995 and became a portfolio
                                                             manager in 1996. From 1994 to 1995, he worked in
                                                             the Investment Banking Division of Goldman Sachs
                                                             in Australia. From 1991 to 1994, Mr. McLennan
                                                             worked at Queensland Investment Corporation in
                                                             Australia.
 ------------------------------------------------------------------------------------------------------------
  Eileen Rominger     Senior Portfolio Manager--    Since    Ms. Rominger joined the Investment Adviser as a
  Managing Director   Growth and Income             1999     senior portfolio manager in 1999. From 1981 to
                      Mid Cap Value                 1999     1999, she worked at Oppenheimer Capital, most
                                                             recently as a senior portfolio manager.
 ------------------------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS



 QUANTITATIVE EQUITY TEAM

 .A stable and growing team supported by an extensive internal staff .Access to the research ideas of Goldman Sachs' renowned Global Investment
  Research Department

 .More than $29 billion in equities currently under management

 ------------------------------------------------------------------------------
 Quantitative Equity Team

                                                          Years
                                                        Primarily
  Name and Title               Fund Responsibility     Responsible           Five Year Employment History
 -------------------------------------------------------------------------------------------------------------------
  Melissa Brown             Senior Portfolio Manager--    Since    Ms. Brown joined the Investment Adviser as a
  Vice President and        CORE U.S. Equity              1998     portfolio manager in 1998. From 1984 to 1998, she
  Product Manager for       CORE Large Cap Growth         1998     was the director of Quantitative Equity Research
  Quantitative Equities     CORE Large Cap Value          1999     and served on the Investment Policy Committee at
                            CORE Small Cap Equity         1998     Prudential Securities.
 -------------------------------------------------------------------------------------------------------------------
  Kent A. Clark             Senior Portfolio Manager--    Since    Mr. Clark joined the Investment Adviser as a
  Managing Director and     CORE U.S. Equity              1998     portfolio manager in the quantitative equity
  Director of Quantitative  CORE Large Cap Growth         1998     management team in 1992.
  Research                  CORE Large Cap Value          1999
                            CORE Small Cap Equity         1998
 -------------------------------------------------------------------------------------------------------------------
  Robert C. Jones           Senior Portfolio Manager--    Since    Mr. Jones joined the Investment Adviser as a
  Managing Director and     CORE U.S. Equity              1998     portfolio manager in 1989.
  Head of Quantitative      CORE Large Cap Growth         1998
  Equities                  CORE Large Cap Value          1999
                            CORE Small Cap Equity         1998
 -------------------------------------------------------------------------------------------------------------------
  Victor H. Pinter          Senior Portfolio Manager--    Since    Mr. Pinter joined the Investment Adviser as a
  Vice President and Head   CORE U.S. Equity              1998     research analyst in 1990. He became a portfolio
  of Portfolio              CORE Large Cap Growth         1998     manager in 1992.
  Construction              CORE Large Cap Value          1999
                            CORE Small Cap Equity         1998
 -------------------------------------------------------------------------------------------------------------------

 GROWTH EQUITY INVESTMENT TEAM

 .19 year consistent investment style applied through diverse and complete market cycles

 .More than $20 billion in equities currently under management

 .More than 300 client account relationships

 .A portfolio management and analytical team with more than 160 years combined investment experience

 ------------------------------------------------------------------------------
 Growth Equity Investment Team

                                                        Years
                                                      Primarily
  Name and Title             Fund Responsibility     Responsible           Five Year Employment History
 -----------------------------------------------------------------------------------------------------------------
  George D. Adler         Senior Portfolio Manager--    Since    Mr. Adler joined the Investment Adviser as a
  Vice President          Capital Growth                1998     portfolio manager in 1997. From 1990 to 1997, he
                                                                 was a portfolio manager at Liberty Investment
                                                                 Management, Inc. ("Liberty") and its predecessor
                                                                 firm, Eagle Asset Management ("Eagle").
 -----------------------------------------------------------------------------------------------------------------
  Robert G. Collins       Senior Portfolio Manager--    Since    Mr. Collins joined the Investment Adviser as a
  Vice President          Capital Growth                1998     portfolio manager and Co-Chair of the Growth
                                                                 Equity Investment Committee in 1997. From 1991 to
                                                                 1997, he was a portfolio manager at Liberty and
                                                                 its predecessor firm, Eagle.
 -----------------------------------------------------------------------------------------------------------------
  Herbert E. Ehlers       Senior Portfolio Manager--    Since    Mr. Ehlers joined the Investment Adviser as a
  Managing Director       Capital Growth                1998     senior portfolio manager and Chief Investment
                                                                 Officer of the Growth Equity Team in 1997. From
                                                                 1994 to 1997, he was the Chief Investment Officer
                                                                 and Chairman of Liberty. From 1984 to 1994, he
                                                                 was a portfolio manager and President at
                                                                 Liberty's predecessor firm, Eagle Asset
                                                                 Management.
 -----------------------------------------------------------------------------------------------------------------
  Gregory H. Ekizian      Senior Portfolio Manager--    Since    Mr. Ekizian joined the Investment Adviser as
  Vice President          Capital Growth                1998     portfolio manager and Co-Chair of the Growth
                                                                 Equity Investment Committee in 1997. From 1990 to
                                                                 1997, he was a portfolio manager at Liberty and
                                                                 its predecessor firm, Eagle.
 -----------------------------------------------------------------------------------------------------------------
  Scott Kolar             Portfolio Manager--           Since    Mr. Kolar joined the Investment Adviser as an
  Associate               Capital Growth                1999     equity analyst in 1997 and became a portfolio
                                                                 manager in 1999. From 1994 to 1997, he was an
                                                                 equity analyst and information systems specialist
                                                                 at Liberty.
 -----------------------------------------------------------------------------------------------------------------
  David G. Shell          Senior Portfolio Manager--    Since    Mr. Shell joined the Investment Adviser as a
  Vice President          Capital Growth                1998     portfolio manager in 1997. From 1987 to 1997, he
                                                                 was a portfolio manager at Liberty and its
                                                                 predecessor firm, Eagle.
 -----------------------------------------------------------------------------------------------------------------
  Ernest C. Segundo, Jr.  Senior Portfolio Manager--    Since    Mr. Segundo joined the Investment Adviser as a
  Vice President          Capital Growth                1998     portfolio manager in 1997. From 1992 to 1997, he
                                                                 was a portfolio manager at Liberty and its
                                                                 predecessor firm, Eagle.
 -----------------------------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS



 INTERNATIONAL EQUITY MANAGEMENT TEAM

 .Global portfolio teams based in London, Singapore, Tokyo, New York and Tam-pa. Local presence is a key to the Investment Adviser's fundamental research capabilities

 .Team manages over $44.7 billion in international equities for retail, insti-tutional and high net worth clients

 .Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, portfolio construction and risk manage-ment capabilities of the Investment Adviser

 ------------------------------------------------------------------------------

 London-Based Management Team

                                                    Years
                                                  Primarily
  Name and Title         Fund Responsibility     Responsible        Five Year Employment History
 ------------------------------------------------------------------------------------------------------
  David Dick          Senior Portfolio Manager--   Since     Mr. Dick joined the Investment Adviser as
  Executive Director  International Equity         1998      a senior portfolio manager on the European
                                                             Equity team in 1998. From 1990 to 1998, he
                                                             was with Mercury Asset Management, where
                                                             he was a portfolio manager for European
                                                             equity and was head of Mercury's European
                                                             sector strategy.
 ------------------------------------------------------------------------------------------------------
  Susan Noble         Senior Portfolio Manager--   Since     Ms. Noble joined the Investment Adviser as
  Executive Director  International Equity         1998      a senior portfolio manager and head of the
                                                             European Equity team in October 1997. From
                                                             1986 to 1997, she worked at Fleming
                                                             Investment Management in London, where she
                                                             most recently was Portfolio Management
                                                             Director for the European equity
                                                             investment strategy and process.
 ------------------------------------------------------------------------------------------------------
  Andrew Orchard      Senior Portfolio Manager--   Since     Andrew joined the Investment Adviser as a
  Executive Director  International Equity         1999      portfolio manager in 1999. From 1994 to
                                                             1999 he was a portfolio manager at Morgan
                                                             Grenfell Asset Management where he managed
                                                             global equity portfolios and chaired
                                                             Morgan Grenfell's Global Sector Committee.
 ------------------------------------------------------------------------------------------------------
  Robert Stewart      Senior Portfolio Manager--   Since     Robert joined the Investment Adviser as a
  Executive Director  International Equity         1999      portfolio manager in 1996. He is a member
                                                             of the European Equity Team. From 1996 to
                                                             1998 he was a portfolio manager in Japan
                                                             where he managed Japanese Equity
                                                             Institutional Portfolios. Prior to that
                                                             Robert was a portfolio manager at CINMan
                                                             from 1989 to 1996 where he managed
                                                             international equities.
 ------------------------------------------------------------------------------------------------------
  Danny Truell        Senior Portfolio Manager--   Since     Mr. Truell joined the Investment Adviser
  Executive Director  International Equity         1998      as a senior portfolio manager and head of
                                                             UK equities in 1998. From 1992 to 1996, he
                                                             was Investment Banking Executive Director
                                                             for SBC Warburg and Chief Asian Equity
                                                             Strategist.
 ------------------------------------------------------------------------------------------------------
 Singapore-Based Management Team

                                                    Years
                                                  Primarily
  Name and Title         Fund Responsibility     Responsible        Five Year Employment History
 ------------------------------------------------------------------------------------------------------
  Alice Lui           Portfolio Manager--          Since     Ms. Lui joined the Investment Adviser as a
  Vice President      International Equity         1999      portfolio manager in 1990.
 ------------------------------------------------------------------------------------------------------
  Ravi Shanker        Senior Portfolio Manager--   Since     Mr. Shanker joined the Investment Adviser
  Vice President      International Equity         1999      as an operations manager in 1997. From
                                                             July 1996 to 1997, he worked for Goldman
                                                             Sachs in Singapore as a strategic adviser
                                                             for transactions involving infrastructure
                                                             industries in Asia. From 1988 to 1996, he
                                                             worked for Goldman Sachs as an investment
                                                             banker in the Investment Banking Division.
 ------------------------------------------------------------------------------------------------------
  Siew-Hua Thio       Portfolio Manager--          Since     Ms. Thio joined the Investment Adviser as
  Vice President      International Equity         1998      a portfolio manager in 1998. From 1997 to
                                                             1998, she was Head of Research for
                                                             Indosuez WI Carr in Singapore. From 1993
                                                             to 1997, she was a research analyst at the
                                                             same firm.
 ------------------------------------------------------------------------------------------------------
 Tokyo-Based Management Team

                                                    Years
                                                  Primarily
  Name and Title         Fund Responsibility     Responsible        Five Year Employment History
 ------------------------------------------------------------------------------------------------------
  Shogo Maeda         Senior Portfolio Manager--   Since     Mr. Maeda joined the Investment Adviser as
  Managing Director   International Equity         1998      a portfolio manager in 1994. From 1987 to
                                                             1994, he worked at Nomura Investment
                                                             Management Incorporated as a Senior
                                                             Portfolio Manager.
 ------------------------------------------------------------------------------------------------------

 FIXED INCOME INVESTMENT TEAM

 .The fixed-income portfolio management team is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing inter-est rate anticipation and focusing on security selection and sector alloca-tion

 .The team manages approximately $50.5 billion in fixed-income assets for retail, institutional and high net worth clients

 ------------------------------------------------------------------------------




 Global Fixed Income Investment Team

                                                          Years
                                                        Primarily
  Name and Title               Fund Responsibility     Responsible         Five Year Employment History
 --------------------------------------------------------------------------------------------------------------
  Stephen Fitzgerald        Senior Portfolio Manager--    Since    Mr. Fitzgerald joined the Investment Adviser
  Managing Director and     Global Income                 1998     in 1992 as a portfolio manager.
  Chief Investment Officer
  for International Fixed
  Income
 --------------------------------------------------------------------------------------------------------------
  Philip Moffitt            Portfolio Manager--           Since    Philip joined the Investment Adviser in 1999
  Executive Director;       Global Income                 2000     as a portfolio manager. Prior to joining the
  Senior                                                           Investment Adviser he worked for three years
  Currency Portfolio                                               as a proprietary trader for Tokai Asia Ltd
  Manager                                                          in Hong Kong. Before that Philip spent ten
                                                                   years with Bankers Trust Asset Management in
                                                                   Australia, where he was a Managing Director
                                                                   responsible for all active global fixed
                                                                   income funds as well as a member of the
                                                                   Asset Allocation Committee.
 --------------------------------------------------------------------------------------------------------------
  Andrew Wilson             Portfolio Manager--           Since    Mr. Wilson joined the Investment Adviser in
  Managing Director         Global Income                 1998     1995 as a portfolio manager. Prior to his
                                                                   current position, he spent three years as an
                                                                   Assistant Director at Rothschild Asset
                                                                   Management, where he was responsible for
                                                                   managing global and international bond
                                                                   portfolios with specific focus on the U.S.,
                                                                   Canadian, Australian and Japanese economies.
 --------------------------------------------------------------------------------------------------------------
  Jennifer Youde            Portfolio Manager--           Since    Jennifer joined the Investment Adviser in
  Executive Director;       Global Income                 2000     1996 as a portfolio manager and is a member
  Senior                                                           of the Global Bond Team. Prior to this, she
  Portfolio Manager                                                was at CINMan for thirteen years, where she
                                                                   ran the Japanese and Far Eastern equity
                                                                   portfolios for six years, before taking over
                                                                   the management of the global bond and index-
                                                                   linked portfolios.
 --------------------------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS



 DISTRIBUTOR AND TRANSFER AGENT

 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

 The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activi-ties of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affili-ates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse inter-est. A Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal poli-cies designed to comply with such restrictions.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material disruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends                        Shareholder Guide

 Dividends from net investment income and capital gain net income are declared and paid by each Fund at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Fund's net investment income and capital gain net income. Each Fund will also pay divi-dends from net realized capital gains, reduced by available capital losses, annually. All dividends will be automatically reinvested in additional shares of a Fund at the net asset value ("NAV") of such shares on the payment date, unless an insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Fund's dividends may constitute a return of capital.
 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 How Can I Purchase Or Sell Shares Of The Funds?
 Shares of the Funds are not sold directly to the public. Instead, Fund shares are sold to unaffiliated separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance compa-nies. You may purchase or sell (redeem) shares of the Funds through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participat-ing insurance companies. You should refer to those prospectuses for informa-tion on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds as investment options for your contract or policy and how to redeem monies from the Funds.

 The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annu-ity contracts and variable life insurance policies issued by the participat-ing insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

 The separate accounts of unaffiliated participating insurance companies may purchase shares of the Funds. The sale of Fund shares to these unaffiliated separate accounts may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust's Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the unaffiliated participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of unaffili-ated participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

                                                               SHAREHOLDER GUIDE

 Shares of the Funds (and other existing and new Funds that might be added to the Trust) may also be offered to:
 .Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance poli-cies are sold in non-public offerings.
 .Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance poli-cies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
 .Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

 How Are Shares Priced?
 Shares of a Fund are purchased and sold at the Fund's NAV. The Funds calcu-late NAV as follows:

 NAV = (Value of Assets of the Fund)--(Liabilities of the Fund)
         Number of the Fund's Outstanding Shares

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Funds' invest-ments may be determined in good faith under procedures established by the Trustees.
 .NAV per share of each Fund is calculated by the Fund's custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .Shares are purchased and redeemed at the NAV next calculated after an order is received in proper form by the Trust.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when its shares may not be purchased or redeemed.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effects on Fund operations and other relevant factors.

 Do I Have To Pay Any Fees When Purchasing Or Selling Shares Of The Funds?
 The Funds themselves do not charge any fees when they sell or redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annu-ity contracts or variable life insurance policies. These fees should be described in the participating insurance companies' prospectuses.

 What Else Should I Know About Share Purchases And Redemptions?
 The Trust reserves the right to:
 .Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
 .Suspend the offering of shares for a period of time.
 .Reject any purchase order.

 .Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund's Investment Adviser.

 Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of each Fund at the Fund's NAV per share calculated as of the day an order is received by a Fund although such pur-chases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order, but may be paid up to three business days after receipt of actual notice of the order.

 What Types Of Reports Will I Be Sent Regarding Investments In The Funds?
 As a holder of a variable annuity contract or variable life insurance policy, you will receive annual reports containing audited financial statements and semiannual reports from your participating insurance company.

 What Are The Funds' Voting Procedures?
 Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of a Fund. To the extent required by law:
 .The participating insurance companies will vote Fund shares held in the sep-arate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
 .The participating insurance companies will vote Fund shares held in the sep-arate accounts for which no timely instructions are received from the hold-ers of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

 It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account's participating insurance company or the plan makes other arrangements.

 Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

Taxation

 Each Fund is treated as a separate corporate entity for federal tax purposes. Each Fund intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, each Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that a Fund and a sepa-rate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity con-tract or a variable life insurance contract.

 Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques



 A. GENERAL PORTFOLIO RISKS

 To the extent they invest in equity securities, the Funds will be subject to the risks associated with equity securities. "Equity securities" may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and sim-ilar enterprises, warrants and stock purchase rights. In general, stock val-ues fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent they invest in fixed-income securities, the Funds will be sub-ject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase than other debt securities (although many mortgage related securities will have less poten-tial than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjust-able rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of pre-payment would be expected to decrease. In either case, a change in the pre-payment rate can result in losses to investors.

 The Investment Adviser will not consider the portfolio turnover rate a limit-ing factor in making investment decisions for a Fund. A high rate of portfo-lio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turn-over rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. OTHER PORTFOLIO RISKS

 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of suffi-cient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bank-ruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization com-panies and REITs may be more diffi-cult to price precisely than other types of securities because of their char-acteristics and lower trading volumes.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of com-parable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominately speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rat-ing assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

 Risks of Derivative Investments. A Fund's transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed secu-rities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctua-tions in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is consid-ered as a speculative practice and presents even greater risk of loss.

 Derivative mortgage-backed securities (such as principal-only ("POs"), inter-est-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are sub-ject to the risk that the coupon will be reduced below market rates if a des-ignated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dol-lar before such income is distributed as dividends to shareholders or con-verted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the

                                                                      APPENDIX A

 euro relative to non-euro currencies during the transition period from Janu-ary 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will con-verge over time; and whether the conversion of the currencies of other coun-tries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the foreign assets held by certain of the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to invest-ment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. secu-rities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibil-ity of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay inter-est in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securi-ties in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settle-ment volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limita-tions have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addi-tion, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be pur-chased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading part-ners, trade barriers, exchange controls, managed adjustments in relative cur-rency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of mil-itary coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social develop-ments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthi-ness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the per-formance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse eco-nomic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a dis-advantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

 .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

                                                                      APPENDIX A



 Investing in 144A Securities may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninter-ested in purchasing these restricted securities. The purchase price and sub-sequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable secu-rities for which a liquid market exists.

 Non-Diversification and Geographic Risks. The Global Income Fund is regis-tered as a "non-diversified" fund under the Act and is, therefore, more sus-ceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund, and certain other Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of a Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in that country or region.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

 .U.S. government securities

 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's

 .Certificates of deposit

 .Bankers' acceptances

 .Repurchase agreements

 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. PORTFOLIO SECURITIES AND TECHNIQUES

 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. Government Securities. Each Fund may invest in U.S. Government Securi-ties. U.S. Government Securities include U.S. Treasury obligations and obli-gations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Market-ing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corpora-tion ("Freddie Mac")); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal compo-nents of stripped U.S. Government Securities are traded independently.

 Custodial Receipts. Certain Funds may invest in custodial receipts. Interests in U.S. Government Securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal pay-ments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, politi-cal subdivisions or authorities. For certain securities law purposes, custo-dial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed secu-rities. Mortgage-backed securities represent direct or indirect participa-tions in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed secu-rities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Invest-ment Conduit ("REMIC") pass-through or participation certificates. CMOs pro-vide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qual-ifies for special tax treatment under the Code and invests in certain mort-gages principally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the inter-est payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receiv-ables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated matu-rity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be avail-able to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations include time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the spe-cific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending oper-ations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial diffi-culties of borrowers play an important part in the operation of this indus-try.

 Corporate Debt Obligations; Trust Preferred Securities; Convertible Securi-ties. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corpora-tions to pay interest and repay principal, and include securities issued by banks and other financial institutions. Certain Funds may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obliga-tions). In addition to obligations of corporations, corporate debt obliga-tions include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.). A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

 Certain Funds may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible secu-rities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the mar-ket value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of addi-tional securities. The market

                                                                      APPENDIX A


 prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Rating Criteria. The rating requirements for the Fixed Income Fund are stated above. Except as noted below, the Equity Funds (other than the CORE Equity Funds, which may only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Growth and Income, Capital Growth and International Equity Funds may invest up to 10%, 10% and 35%, respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including secu-rities rated D by Moody's or Standard & Poor's. The Mid Cap Value Fund may invest up to 10% of its total assets in below investment grade debt securi-ties rated B or higher by Standard & Poor's or Moody's. Fixed-income securi-ties rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments as described above.

 Structured Securities and Inverse Floaters. Each Fund may invest in struc-tured securities. Structured securities are securities whose value is deter-mined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities, and may be more volatile, less liquid and more difficult to price accurately than less com-plex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

 Foreign Currency Transactions. Each Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of corre-lation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Certain Funds may write (sell) covered call and put options and pur-chase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is consid-ered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or curren-cy) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Yield Curve Options. Certain Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profit-able to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a speci-fied price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Funds may also enter into closing purchase and sale transactions with respect to such con-tracts and options. A Fund will engage in futures and related options trans-actions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immedi-ately thereafter the sum of the amount of initial margin deposits and premi-ums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in sub-stantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and

                                                                      APPENDIX A


  exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including divi-dend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in other investment compa-nies (including SPDRs and WEBS, as defined below and other exchange-traded funds) subject to statutory limitations prescribed by the Act. These limita-tions include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment compa-nies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and WEBS are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ National Market System.

 .Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operating history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Risks of Investing in Non-Investment Grade Fixed-Income Securities. Certain Funds may invest in non-investment grade fixed-income securities. Non-invest-ment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are considered predominantly speculative by traditional investment standards. In some cases, these obliga-tions may be highly speculative and have poor prospects for reaching invest-ment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less estab-lished companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business con-ditions.

 The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its invest-ment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financ-ing and their ability to service debt obligations may be affected more adversely than issuers of higher rated securities by economic downturns, spe-cific corporate or financial developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

 A holder's risk of loss from default is significantly greater for non-invest-ment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

 The secondary market for non-investment grade fixed-income securities is con-centrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient mar-ket liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price, and a Fund's ability to dispose of particular portfolio investments. A less liquid second-ary market also may make it more difficult for a Fund to obtain precise valu-ations of the high yield securities in its portfolio.

 Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Conse-quently, credit ratings are used only as a preliminary indicator of invest-ment quality.

 Equity Swaps. Certain Funds may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other com-ponents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments.

 Each Fund may purchase when-issued securities and enter into forward commit-ments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the

                                                                      APPENDIX A


 settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring secu-rities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Certain Funds may also enter into repurchase agreements involving certain foreign government securi-ties.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collat-eral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (in-cluding the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or a capital loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Mortgage Dollar Rolls. Certain Funds may enter into "mortgage dollar rolls." A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and matu-rity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any dif-ference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the inter-est earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securi-ties sold as part of the roll, the use of this technique will diminish a Fund's investment performance.

 Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dol-lar rolls as two separate transactions: one involving the purchase of a secu-rity and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing, and do not treat them as borrowings.

 Borrowings and Reverse Repurchase Agreements.

 Each Fund can borrow money from banks and certain Funds may enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of their total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a tem-porary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the

 Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that any interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Certain Funds may invest in interest rate swaps, mortgage swaps, credit swaps, currency swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mort-gage swaps are similar to interest rate swaps in that they represent commit-ments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified cur-rencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a prede-termined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 A Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and cur-rency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 REITs. Certain Funds may invest in REITs. REITs are pooled investment vehi-cles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the proper-ties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geograph-ically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

                      [This page intentionally left blank]

Appendix B

Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance since its commencement of operations. Certain informa-tion reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distribu-tions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).



                                         Income from
                                  investment operations(a)       Distributions to shareholders
                                  ---------------------------    ------------------------------
                        Net asset                Net realized               In excess    From
                        value at      Net            and          From net    of net     net
                        beginning  investment     unrealized     investment investment realized
                        of period    income      gain (loss)       income     income     gain
 ----------------------------------------------------------------------------------------------
 Growth and Income Fund
 For the year ended
 December 31, 1999       $10.45     $      0.12    $       0.44    $(0.12)    $   --    $   --
 For the period ended
 December 31, 1998(f)     10.00            0.09            0.45     (0.09)        --        --
 ----------------------------------------------------------------------------------------------
 CORE U.S. Equity Fund
 For the year ended
 December 31, 1999        11.42            0.05            2.72     (0.05)        --     (0.16)
 For the period ended
 December 31, 1998(f)     10.00            0.05            1.42     (0.05)        --        --
 ----------------------------------------------------------------------------------------------
 CORE Large Cap Growth
 Fund
 For the year ended
 December 31, 1999        11.68            0.02            4.12     (0.02)        --        --
 For the period ended
 December 31, 1998(f)     10.00            0.02            1.68     (0.02)        --        --
 ----------------------------------------------------------------------------------------------
 CORE Large Cap Value
 Fund
 For the period ended
 December 31, 1999(e)     10.00            0.09            0.81     (0.09)     (0.01)    (0.19)
 ----------------------------------------------------------------------------------------------
 CORE Small Cap Equity
 Fund
 For the year ended
 December 31, 1999         9.04            0.02            1.56     (0.02)        --        --
 For the period ended
 December 31, 1998(f)     10.00            0.02           (0.95)    (0.02)     (0.01)       --
 ----------------------------------------------------------------------------------------------
 Capital Growth Fund
 For the year ended
 December 31, 1999        11.31            0.01            3.04     (0.01)        --     (0.34)
 For the period ended
 December 31, 1998(f)     10.00            0.03            1.31     (0.03)        --        --
 ----------------------------------------------------------------------------------------------
 Mid Cap Value Fund
 For the year ended
 December 31, 1999         8.57            0.07           (0.15)    (0.07)        --        --
 For the period ended
 December 31, 1998(f)     10.00            0.07           (1.43)    (0.07)        --        --
 ----------------------------------------------------------------------------------------------
 International Equity
 Fund
 For the year ended
 December 31, 1999        11.91            0.07            3.66     (0.07)     (0.13)    (0.97)
 For the period ended
 December 31, 1998(f)     10.00            0.02            1.98       --          --     (0.09)
 ----------------------------------------------------------------------------------------------
 Global Income Fund
 For the year ended
 December 31, 1999        10.32            0.39           (0.50)    (0.33)        --     (0.05)
 For the period ended
 December 31, 1998(f)     10.00            0.45            0.38     (0.40)        --     (0.11)
 ----------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
 (c) Annualized.
 (d) Not annualized.

 (e) CORE Large Cap Value commenced operations on April 1, 1999.
 (f) Growth and Income, International Equity and Global Income commenced operations on January 12, 1998; CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity commenced operations on February 13, 1998; Capital Growth and Mid Cap Value commenced operations on April 30, 1998 and May 1, 1998, respectively.

                                                                 APPENDIX B

                                                                       Ratios assuming no
                                                                    voluntary waiver of fees
                                                                     or expense limitations
                                                                    ------------------------
                                        Net
     Net                              assets              Ratio of               Ratio of
   increase                           at end   Ratio of     net      Ratio of       net
  (decrease)   Net asset                of       net     investment    net      investment
    in net      value,                period   expenses    income    expenses  income (loss) Portfolio
    asset       end of     Total        (in   to average to average to average  to average   turnover
    value       period   return(b)     000s)  net assets net assets net assets  net assets     rate
 -----------------------------------------------------------------------------------------------------
     $0.44      $10.89      5.41%     $25,989    0.90%      1.44%      1.65%        0.69%       121%
      0.45       10.45      5.47(d)    13,814    0.90(c)    1.85(c)    2.69(c)      0.06(c)      88(d)
 -----------------------------------------------------------------------------------------------------
      2.56       13.98     24.30       52,058    0.80       0.70       1.52        (0.02)        70
      1.42       11.42     14.73(d)     9,809    0.80(c)    0.70(c)    2.83(c)     (1.33)(c)     75(d)
 -----------------------------------------------------------------------------------------------------
      4.12       15.80     35.42       24,349    0.80       0.15       1.85        (0.90)        70
      1.68       11.68     16.99(d)     8,214    0.80(c)    0.20(c)    2.87(c)     (1.87)(c)     69(d)
 -----------------------------------------------------------------------------------------------------
      0.61       10.61      8.99(d)     3,456    0.80(c)    1.04(c)    5.61(c)     (3.77)(c)     48(d)
 -----------------------------------------------------------------------------------------------------
      1.56       10.60     17.54       13,488    0.90       0.35       4.22        (2.97)       101
     (0.96)       9.04     (9.30)(d)    4,841    0.90(c)    0.30(c)    3.92(c)     (2.72)(c)     74(d)
 -----------------------------------------------------------------------------------------------------
      2.70       14.01     27.13       10,450    0.90       0.04       3.13        (2.19)        34
      1.31       11.31     13.40(d)     4,463    0.90(c)    0.42(c)    4.92(c)     (3.60)(c)     20(d)
 -----------------------------------------------------------------------------------------------------
     (0.15)       8.42     (0.95)      21,882    0.95       1.30       2.19         0.06        103
     (1.43)       8.57    (13.56)(d)    5,604    0.95(c)    1.74(c)    4.79(c)     (2.10)(c)     38(d)
 -----------------------------------------------------------------------------------------------------
      2.56       14.47     31.85       20,159    1.25       0.41       2.57        (0.91)        87
      1.91       11.91     20.07(d)    11,206    1.25(c)    0.23(c)    2.97(c)     (1.49)(c)     76(d)
 -----------------------------------------------------------------------------------------------------
     (0.49)       9.83     (1.01)       6,924    1.05       4.23       3.51         1.77        200
      0.32       10.32      8.29(d)     5,741    1.05(c)    4.59(c)    3.30(c)      2.34(c)     203(d)
 -----------------------------------------------------------------------------------------------------

Table of Contents

                                                                          Page
                                                                          ----
GENERAL INVESTMENT MANAGEMENT APPROACH ..................................   1

FUND INVESTMENT OBJECTIVES AND STRATEGIES................................   3

Goldman Sachs Growth and Income Fund.....................................   3

Goldman Sachs CORE U.S. Equity Fund......................................   3

Goldman Sachs CORE Large Cap Growth Fund.................................   4

Goldman Sachs CORE Large Cap Value Fund..................................   4

Goldman Sachs CORE Small Cap Equity Fund.................................   5

Goldman Sachs Capital Growth Fund........................................   5

Goldman Sachs Mid Cap Value Fund.........................................   6

Goldman Sachs International Equity Fund..................................   6

Goldman Sachs Global Income Fund.........................................   7

OTHER INVESTMENT PRACTICES AND SECURITIES................................   8

PRINCIPAL RISKS OF THE FUNDS.............................................  10

FUND PERFORMANCE.........................................................  12

SERVICE PROVIDERS........................................................  21

DIVIDENDS................................................................  28

SHAREHOLDER GUIDE........................................................  28

TAXATION.................................................................  30

APPENDIX A--ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND
TECHNIQUES...............................................................  31

APPENDIX B--FINANCIAL HIGHLIGHTS.........................................  44

Goldman Sachs Variable Insurance Trust
Prospectus

 Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public. A particular Fund may not be available under the variable annuity contract or variable life insurance policy which you have chosen. The prospectus of your specific insurance product will indicate which Funds are available and should be read in conjunction with this pro-spectus. Inclusion in this prospectus of a Fund which is not available under your contract or policy is not to be considered a solicitation.

 FOR MORE INFORMATION

 Annual/Semi-annual Report
 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

 Your insurance company will provide you with annual and semi-annual reports if those Funds serve as the investment vehicle for your variable annuity con-tract or variable life insurance policy.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).


VITPRO

 The Additional Statement is available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs Funds
     4900 Sears Tower - 60th Floor
     Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of Trust documents are located online and may be downloaded from: SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

        The Trust's investment company registration number is 811-08361.
                CORE/SM/ is a service mark of Goldman, Sachs & Co.

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                      GOLDMAN SACHS GROWTH AND INCOME FUND
                     GOLDMAN SACHS CORE(SM) U.S. EQUITY FUND
                   GOLDMAN SACHS CORE(SM) LARGE CAP GROWTH FUND
                   GOLDMAN SACHS CORE(SM) LARGE CAP VALUE FUND
                   GOLDMAN SACHS CORE(SM) SMALL CAP EQUITY FUND
                       GOLDMAN SACHS CAPITAL GROWTH FUND
                        GOLDMAN SACHS MID CAP VALUE FUND
                 (FORMERLY, GOLDMAN SACHS MID CAP EQUITY FUND)
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
             (PORTFOLIOS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST)

                                4900 Sears Tower
                         Chicago, Illinois  60606-6303

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the prospectus for Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, and Goldman Sachs Global Income Fund dated May 1, 2000 as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.


     The audited financial statements and related report of Arthur Andersen LLP, former independent public accountants, for each Fund contained in each Fund's 1999 Annual Report is incorporated herein by reference in the section "Financial Statements." No other portions of the Funds' Annual Report are incorporated herein by reference. Ernst & Young LLP, independent public accountants, have been selected as auditors of the Funds of the Trust for the fiscal year ending December 31, 2000.


CORE(SM) is a service mark of Goldman, Sachs & Co.


The date of this Additional Statement is May 1, 2000.

                               TABLE OF CONTENTS

                                                           Page
                                                           -----

INTRODUCTION.............................................    B-1
INVESTMENT POLICIES......................................    B-2
INVESTMENT RESTRICTIONS..................................    B-54
MANAGEMENT...............................................    B-56
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................    B-78
NET ASSET VALUE..........................................    B-83
PERFORMANCE INFORMATION..................................    B-85
SHARES OF THE TRUST......................................    B-90
TAXATION.................................................    B-94
OTHER INFORMATION........................................    B-99
FINANCIAL STATEMENTS.....................................    B-100
APPENDIX A...............................................    1-A
BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO...............    1-B

GOLDMAN SACHS ASSET MANAGEMENT                    GOLDMAN, SACHS & CO.
Investment Adviser to:                            Distributor
Goldman Sachs Growth and Income Fund              85 Broad Street
Goldman Sachs CORE U.S. Equity Fund               New York, New York 10004
Goldman Sachs CORE Large Cap Growth Fund
Goldman Sachs CORE Large Cap Value Fund           GOLDMAN SACHS ASSET
Goldman Sachs CORE Small Cap Equity Fund          MANAGEMENT INTERNATIONAL
Goldman Sachs Capital Growth Fund                 Investment Adviser to:
Goldman Sachs Mid Cap Value Fund                  Goldman Sachs International
                                                  Equity Fund
32 Old Slip                                       Goldman Sachs Global Income
                                                  Fund
New York, New York 10005                          133 Peterborough Court
                                                  London, England EC4A 2BB

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, IL 60606
                                   Toll free.......800-292-4726

                                  INTRODUCTION


     Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company. Shares of the Trust may be purchased and held by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public. The following series of the Trust are described in this Additional Statement: Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs CORE U.S. Equity Fund ("CORE U.S. Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs CORE Large Cap Value Fund ("CORE Large Cap Value Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Mid Cap Value Fund ("Mid Cap Value Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), (collectively referred to herein as the "Equity Funds"), and Goldman Sachs Global Income Fund ("Global Income Fund") (collectively referred to herein as the "Fixed Income Funds" and collectively with the Equity Funds referred to herein as the "Funds"). Other series of the Trust are described in a separate Additional Statement.


     Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The Trustees have authority under the Trust's charter to create and classify shares of beneficial interests in separate series and to classify and reclassify any series or portfolio of shares into one or more classes, without further action by shareholders. Additional series may be added in the future.


Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, and Mid Cap Value Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity and Global Income Funds. GSAM and GSAMI are sometimes individually referred to as an "Investment Adviser" and collectively herein as the "Investment Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").



     The following information relates to and supplements the description of each Fund's investment policies in the Prospectus. See the Prospectus for a more complete description of the Funds' investment objectives and policies. There is no assurance that a Fund will achieve its objective.

                              INVESTMENT POLICIES

     Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. Each Fund (except the Global Income Fund) is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the "Act"). The Global Income Fund is a non-diversified open-end management company.



     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

General Information Regarding All Equity Funds.
----------------------------------------------



     The Investment Adviser may purchase for the Equity Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department (the "Research Department") and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.



     Value Style Funds. The Growth and Income Fund and Mid Cap Value Fund are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such company's long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

    Growth Style Funds. The Capital Growth Fund is managed using a growth equity oriented approach. Equity securities for this Fund are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.


     Quantitative Style Funds. The CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, and CORE Small Cap Equity (the "CORE Equity Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the CORE Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

     Investment Process. The Investment Adviser begins with a broad universe of U.S. equity securities for CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"). As described more fully below, the Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. In the case of an equity security followed by the Research Department, a rating is assigned based upon the Research Department's evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity securities based on research ratings obtained from other industry sources.

     In building a diversified portfolio for each CORE Equity Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.


     Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. Multifactor Models incorporate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability. All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities and markets they were designed to forecast.


     The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Equity Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.


     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include:
(i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

     Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to under perform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.


     By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Equity Fund seeks to capitalize on the strengths of each discipline.


     Other Information. Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index and the CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index in order to keep a Fund's effective equity exposure close to 100%. CORE Small Cap Equity Fund may purchase other types of futures contracts. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

Additional Information About International Equity Fund
------------------------------------------------------


     The International Equity Fund is managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the

United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for this Fund are evaluated based on three key factors--the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.


     The International Equity Fund will seek to achieve its investment objective by investing primarily in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for the International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets."


     A Rigorous Process of Stock Selection. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for the International Equity Fund's portfolio through a three-stage investment process. Because the International Equity Fund is a long-term holder of stocks, the portfolio managers adjust the Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.


     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Investment Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.


     Within these industries the Investment Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.


     GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.


     The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAMI's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

Global Income Fund
------------------

     The Global Income Fund is designed for investors seeking high total return, emphasizing current income, and, to a lesser extent, opportunities for capital appreciation. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective. The securities in which the Fund invests will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. However, at least 50% of the Fund's total assets will be invested in securities having a rating from an NRSRO of AAA or Aaa at the time of investment. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.



     In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Investment Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Investment Adviser.


     High Total Return. The Global Income Fund's portfolio managers will seek out the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.


     Capital Appreciation. Investing in the foreign bond markets offers the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.


    Portfolio Management Flexibility. The Global Income Fund is actively managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.


     Relative Stability of Principal. The Global Income Fund may be able to reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.


     Professional Management. Individual U.S. investors may prefer professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

Corporate Debt Obligations
--------------------------


     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. The CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, and CORE Small Cap Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.


     Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.


     Trust Preferreds. The Global Income Fund may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.


     High Yield Securities. Bonds rated BB or below by Standard & Poor's Ratings Group ("Standard & Poor's") or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A to this Additional Statement for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, Inc. and Duff & Phelps.


     The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.


     The market values of high yield, fixed-income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Growth and Income, Capital Growth, Mid Cap Value and International Equity Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.


     Another factor which causes fluctuations in the prices of high yield, fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.



     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Fund may be required to liquidate other portfolio securities to satisfy a Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.



     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.


     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if a Fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.


     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.


     Because the market for high yield securities is still relatively new and has not weathered a major economic recession, it is unknown what affects such a recession might have on such securities. A widespread economic downturn could result in increased defaults and losses.

Obligations of the United States, Its Agencies, Instrumentalities and Sponsored
-------------------------------------------------------------------------------
Enterprises
-----------

     Each Fund may invest in U.S. government securities, which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.


     U.S. Government Securities include (to the extent consistent with the Act), securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.


     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

Bank Obligations
----------------

     Each Fund (other than Short Duration Government Fund) may invest in debt obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
-------------------------------------------------------------

     The Global Income Fund may invest in deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.


      Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See "Taxation."

Zero Coupon Bonds
-----------------

     A Fund's investments in fixed-income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations. See "Taxation."

Variable and Floating Rate Securities
-------------------------------------

     The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.


     The Short Duration Government and Global Income Funds may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's 15% limitation on investments in such securities.

Custodial Receipts
------------------

     Each Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including

"Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Mortgage Loans and Mortgage-Backed Securities
---------------------------------------------

     General Characteristics. Each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, and CORE Small Cap Equity Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.


     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.



     Adjustable Rate Mortgage Loans ("ARMs"). ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

    Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.


     ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMS could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.


     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Fund's portfolio and, therefore, in the net asset value of each Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.


     Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.


     Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in mortgage-backed securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.


1.  Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
    -----------
    to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the mortgage-backed securities.

    Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.


2.  Rights of Redemption.  In some states, after foreclosure of a mortgage loan,
    --------------------
    the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.


3.  Legislative Limitations.  In addition to anti-deficiency and related
    -----------------------
    legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.


4.  "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-called
    ------------------------
    "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.  Usury Laws.  Some states prohibit charging interest on mortgage loans in
    ----------
    excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.


    Government Guaranteed Mortgage-Backed Securities. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.


    A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie
Mac").


    Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.


    Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the

Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.


     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.


     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one to four family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate Group.

    Mortgage Pass-Through Securities. Each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

         Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

    Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

    Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --- ----
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.


         Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

          Credit Enhancement. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

          Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their
          --- ----
respective outstanding interests in the mortgage pool.

          Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

          Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

          Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

          Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities. The Global Income Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities
-----------------------

     Each Fund (except the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, and CORE Small Cap Equity Funds) may invest in asset-backed securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

     Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. The CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds may only enter into such transactions with respect to a representative index. The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and Short Duration Government Funds) can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates. Each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, and CORE Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. The Global Income Funds may also use futures contracts to manage their term structure, sector selection and duration in accordance with their investment objectives and policies.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

    Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are denominated or quoted. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, and CORE Small Cap Equity Funds) may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated upon exercise of the option to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. Each Fund will engage in futures transactions and related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

     In addition to bona fide hedging, a CFTC regulation permits a Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and related options may also be limited by certain requirements that must be met in order for a Fund to qualify as a regulated investment company for federal income tax purposes.

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of its Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices
--------------------------------------------

     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by using the other methods described above.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     Yield Curve Options.   The Global Income Fund may enter into options on the
yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     The Global Income Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Global Income Fund may purchase a call option on the yield spread between two securities if any such Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Global Income Fund may also purchase or write yield curve options in an effort to increase their current income if, in the judgment of the Investment Adviser, the Funds will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Global Income Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and the trading markets for these options may not be as developed as the markets for other types of options.

     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised.

Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by each Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Warrants and Stock Purchase Rights
----------------------------------

     Each Fund other than the Global Income Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such securities are deemed appropriate by the Investment Adviser for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Investments
-------------------

     Each Fund may invest in securities of foreign issuers. The Growth and Income, Capital Growth, Mid Cap Value, and Global Income Funds may invest in the aggregate up to 25%, 10%, 25% and 25%, respectively, of their total assets in foreign securities, including securities of issuers located in emerging countries. The International Equity Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in foreign securities, including securities of issuers located in emerging countries. With respect to the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds, equity securities of foreign issuers must be traded in the United States.

     Investments in foreign securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities also involves, however, certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The International Equity and Global Income Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund other than the Global Income Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, and Global Income Funds) European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipts and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

     As described more fully below, each Fund (except CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets" below.

     Investing in Emerging Markets. The International Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Growth and Income, Mid Cap Value and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers. The Global Income Fund may invest in debt securities of foreign issuers, including issuers in emerging countries, and in fixed income securities quoted or denominated in a currency other than U.S. dollars.

     Investments in debt securities of emerging market issuers involve special risks. The development of a market for such securities is a relatively recent phenomenon, and each of the securities markets of the emerging countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. In certain countries, there may be few publicly traded securities, and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of securities issues. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging countries is subject to restrictions which require government consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Each of the emerging countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets. A Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Certain Funds may seek investment opportunities within the former "east bloc" countries in Eastern Europe. See "Investment Objective and Policies" in the prospectus. All or a substantial portion of such investments may be considered "not readily marketable" for purposes of the limitations set forth below. For example, most Eastern European countries have had a centrally planned, socialist economy since shortly after World War II. The governments of a number of Eastern European countries currently are implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have any recent history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.


     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

     Foreign markets may also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets remain uninvested and no return is earned thereon. Inability to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability of the Fund to the purchaser. The creditworthiness of the local securities firms used by a Fund in Emerging Countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     Sovereign Debt Obligations. The International Equity and Global Income Funds may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations.
The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     Brady Bonds. Certain foreign debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.

     Forward Foreign Currency Exchange Contracts. The Growth and Income, Mid Cap Value and Capital Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes. The International Equity and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     The International Equity and Global Income Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Investment Adviser determines that there is a pattern of correlation between the two currencies. The International Equity and Global Income Funds may also purchase and sell forward contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     Unless otherwise covered, cash or liquid assets will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. The segregated assets will be marked-to-market. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. If this happens, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income Fund will not enter into a forward contract with a term of greater than one year.

     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligation. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

     Writing and Purchasing Currency Call and Put Options. Each Fund (except CORE U.S. Equity, CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     The International Equity and Global Income Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, International Equity and Global Income Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates the Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase a specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of the currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, the International Equity and Global Income Funds may use options on currency to seek to increase total return. The International Equity and Global Income Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the International Equity and Global Income Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the International Equity and Global Income Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Special Risks Associated With Options on Currency. An exchange traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Mortgage Dollar Rolls
---------------------

    Global Income Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

    For financial reporting and tax purposes, the Global Income Fund treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Global Income Fund do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities
----------------------

    Each Fund (except the Global Income Fund) may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

Preferred Securities
--------------------

    Each Fund (except the Global Income Fund) may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.
Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Currency Swaps, Mortgage Swaps, Credit Swaps and Interest Rate Swaps, Caps,
---------------------------------------------------------------------------
Floors and Collars
------------------

    The International Equity and Global Income Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Global Income Fund may enter into mortgage, credit and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.


    A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.
Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund's potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

    The International Equity Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. The Global Income Fund will not enter into any currency swap transactions unless the unsecured commercial paper senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor's or Moody's or their equivalent ratings or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

    The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Equity Swaps
------------

    The Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, and International Equity Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap transactions may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks or an index of stocks, plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

    A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make.
If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's potential obligations, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

    A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered to be investment grade by the Investment Adviser.

Real Estate Investment Trusts
-----------------------------

    The Equity Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Fund.

    Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Lending of Portfolio Securities
-------------------------------

    Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities or letters of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Investment Advisers to be of good standing, and when, in the judgment of the Investment Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Investment Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund (including the loan collateral).

Cash received as collateral for securities lending transactions may be invested in other investment eligible securities. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral.

When-Issued Securities and Forward Commitments
----------------------------------------------

    Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund's obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies
----------------------------------

    Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies
--------------------------

    Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase in the securities of other investment companies (including, SPDRs, WEBS (as defined below) and other exchange-traded funds) but, may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and other fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to an Investment Adviser or its affiliates will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Investment Adviser or any of its affiliates. Exchange-traded funds are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ National Market System.

    Each Fund may invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange).

    The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

    SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

    The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

    Each Fund (other then CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity ) may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

Repurchase Agreements
---------------------

    Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or, market price to the amount of their repurchase obligation. The CORE International Equity, International Equity and Global Income Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

    For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in the value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

    The Investment Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

    In addition, a Fund, together with other registered investment companies having management agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements
-----------------------------

  A Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Global Income Fund may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it segregates cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Restricted and Illiquid Securities
----------------------------------

    Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain Restricted Securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines under which the Investment Advisers determine and monitor the liquidity of the Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.

    The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Non-Diversified Status
----------------------

     Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code.

Portfolio Turnover
------------------

    Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                            INVESTMENT RESTRICTIONS

    The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

    As a matter of fundamental policy, a Fund may not:

         (1) make any investment inconsistent with the Fund's classification as a diversified company under the Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act;

         (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities;

         (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and
              (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings;

         (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

         (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

         (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

         (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

         (8) issue senior securities to the extent such issuance would violate applicable law.

    Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

    In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

    A Fund may not:

    (a) Invest in companies for the purpose of exercising control or management;

    (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

    (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

    (d)  Make short sales of securities, except short sales against the box.


                                   MANAGEMENT

    The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

    Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age                                 Positions                Principal Occupation(s)
and Address                              With Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
Ashok N. Bakhru, 58                  Chairman             Chairman of the Board and Trustee -
P.O. Box 143                         & Trustee            Goldman Sachs Trust (registered
Lima, PA  19037                                           investment company) (since January
                                                          1992); President, ABN Associates (July
                                                          1994 -March 1996 and November 1998 to
                                                          present); Executive Vice
                                                          President-Finance and Administration and
                                                          Chief Financial Officer, Coty Inc.
                                                          (manufacturer of fragrances and
                                                          cosmetics) (April 1996-November 1998);
                                                          Senior Vice President of Scott Paper
                                                          Company (until June 1994); Director of
                                                          Arkwright Mutual Insurance Company
                                                          (1984-1999); Trustee of International
                                                          House of Philadelphia (since 1989);
                                                          Member of Cornell University Council
                                                          (since 1992); Trustee of the Walnut
                                                          Street Theater (since 1992); Director,
                                                          Private Equity Investors - III (since
                                                          November 1998); and Trustee, Citizens
                                                          Scholarship Foundation of America (since
                                                          1998).

Name, Age                                 Positions                Principal Occupation(s)
and Address                              With Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
*David B. Ford, 54                   Trustee              Trustee - Goldman Sachs Trust
32 Old Slip                                               (registered investment company) (since
New York, NY  10005                                       September 1994); Director, Commodities
                                                          Corp. LLC (futures and commodities
                                                          traders) (since April 1997); Managing
                                                          Director, J. Aron & Company (commodity
                                                          dealer and risk management adviser)
                                                          (since November 1996); Managing
                                                          Director, Goldman Sachs & Co. Investment
                                                          Banking Division (since November 1996);
                                                          Chief Executive Officer and Director,
                                                          CIN Management (investment adviser)
                                                          (since August 1996); Chief Executive
                                                          Officer & Managing Director and
                                                          Director, Goldman Sachs Asset Management
                                                          International (since November 1995 and
                                                          December 1994, respectively); Co-Head,
                                                          Goldman Sachs  Asset Management (since
                                                          November 1995); Co-Head and Director,
                                                          Goldman Sachs Funds Management, L.P.
                                                          (since November 1995 and December 1994,
                                                          respectively); and Chairman and
                                                          Director, Goldman Sachs Asset Management
                                                          Japan Limited (since November 1994).


*Douglas C. Grip, 37                 Trustee              Trustee and President - Goldman Sachs
32 Old Slip                          & President          Trust (registered investment company)
New York, NY  10005                                       (since 1997); Trustee, Trust for Credit
                                                          Unions (registered investment company)
                                                          (since March  1998); Managing Director,
                                                          Goldman Sachs Asset Management Group
                                                          (since November 1997); President,
                                                          Goldman Sachs Funds Group (since April
                                                          1996); and President, MFS Retirement
                                                          Services Inc., of Massachusetts
                                                          Financial Services (prior thereto).

Name, Age                                 Positions                Principal Occupation(s)
and Address                              With Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
*John P. McNulty, 47                 Trustee              Trustee - Goldman Sachs Trust
32 Old Slip                                               (registered investment company) (since
New York, NY  10005                                       January 1997); Managing Director,
                                                          Goldman Sachs (since November 1996);
                                                          Head of Investment Management Division
                                                          (since September 1999); General Partner,
                                                          J. Aron & Company (since November 1995);
                                                          Director and Co-Head, Goldman Sachs
                                                          Funds Management L.P.. (since November
                                                          1995); Director, Goldman Sachs Asset
                                                          Management International (since January
                                                          1996); Co-Head, GSAM (November
                                                          1995-September 1999); Director, Global
                                                          Capital Reinsurance (insurance) (since
                                                          1989); Director, Commodities Corp. LLC
                                                          (since April 1997); Limited Partner of
                                                          Goldman Sachs (1994 - November 1995);
                                                          and Trustee, Trust for Credit Unions
                                                          (registered investment company) (January
                                                          1996).

Name, Age                                 Positions                Principal Occupation(s)
and Address                              With Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
Mary P. McPherson, 64                Trustee              Trustee - Goldman Sachs Trust
The Andrew W.                                             (registered investment company) (since
     Mellon Foundation                                    1997); Vice President, The Andrew W.
140 East 62/nd/ Street                                    Mellon Foundation (provider of grants
New York, NY  10021                                       for conservation, environmental and
                                                          educational purposes) (since October
                                                          1997); President of Bryn Mawr College
                                                          (1978-1997); Director, Smith College
                                                          (since 1998); Director, Josiah Macy, Jr.
                                                          Foundation (health educational programs)
                                                          (since 1977); Director, the Philadelphia
                                                          Contributionship (insurance) (since
                                                          1985); Director Emeritus, Amherst
                                                          College (1986-1998); Director, Dayton
                                                          Hudson Corporation (general retailing
                                                          merchandising) (1988-1997); Director,
                                                          The Spencer Foundation (educational
                                                          research) (since 1993); member of PNC
                                                          Advisory Board (banking) (since 1993);
                                                          and Director, American School of
                                                          Classical Studies in Athens (since 1997).

*Alan A. Shuch, 50                   Trustee              Trustee - Goldman Sachs Trust
32 Old Slip                                               (registered investment company) (since
New York, NY  10005                                       October 1989); Limited Partner, Goldman
                                                          Sachs (since December 1994). Consultant
                                                          to GSAM (since December 1994).

Name, Age                                 Positions                Principal Occupation(s)
and Address                              With Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
Jackson W. Smart, Jr., 69            Trustee              Trustee - Goldman Sachs Trust
One Northfield Plaza, Suite 218                           (registered investment company) (since
Northfield, IL  60093                                     May 1997); President, Board Member and
                                                          Senior Adviser, Smart Properties, Inc.
                                                          (since January  2000); Chairman,
                                                          Executive Committee and Director, First
                                                          Commonwealth, Inc. (a managed dental
                                                          care company) (since January 1996-August
                                                          1999); Chairman and Chief Executive
                                                          Officer, MSP Communications Inc. (a
                                                          company engaged in radio broadcasting)
                                                          (October 1988 - December 1997);
                                                          Director, Federal Express Corporation
                                                          (NYSE) (since 1976); Director, Evanston
                                                          Northwestern Healthcare (since 1980).


William H. Springer, 70              Trustee              Trustee - Goldman Sachs Trust
701 Morningside Drive                                     (registered investment company) (since
Lake Forest, IL  60045                                    April 1989); Director, The Walgreen Co.
                                                          (a retail drug store business) (April
                                                          1988-January 2000); Director of Baker,
                                                          Fentress & Co. (a closed-end,
                                                          non-diversified management investment
                                                          company) (April 1992 - present); and
                                                          Chairman and Trustee, Northern
                                                          Institutional Funds (since April 1984).

Name, Age                                 Positions                Principal Occupation(s)
and Address                              With Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
Richard P. Strubel, 60               Trustee              Trustee - Goldman Sachs Trust
500 Lake Cook Road                                        (registered investment company) (since
Suite 150                                                 December 1987); President and COO,
Deerfield, IL  60015                                      UNext.com (provider of educational
                                                          services via the internet) (since 1999);
                                                          Director, Gildan Activewear Inc. (since
                                                          February 1999); Director of Kaynar
                                                          Technologies Inc. (since March 1997);
                                                          Managing Director, Tandem Partners, Inc.
                                                          (1990-1999); President and Chief
                                                          Executive Officer, Microdot, Inc. (a
                                                          diversified manufacturer of fastening
                                                          systems and connectors) (January 1984 -
                                                          October 1994); Trustee, Northern
                                                          Institutional Funds (since December
                                                          1982); and Director, Cantilever
                                                          Technologies, Inc. (since 1999).



*Nancy L. Mucker, 50                 Vice President       Vice President - Goldman Sachs Trust
4900 Sears Tower                                          (registered investment company); Vice
Chicago, IL  60606                                        President and Co-Manager of Funds Group
                                                          Shareholder Servicing, Goldman Sachs
                                                          (since April 1985).


*John M. Perlowski, 35               Treasurer            Treasurer - Goldman Sachs Trust
32 Old Slip                                               (registered investment company); Vice
New York, NY  10005                                       President, Goldman Sachs (since July
                                                          1995); Banking Director, Investors Bank
                                                          and Trust (November 1993 - July 1995).


*James A. Fitzpatrick, 39            Vice President       Vice President - Goldman Sachs Trust
4900 Sears Tower                                          (registered investment company) (since
Chicago, IL  60606                                        October 1997); Managing Director,
                                                          Goldman Sachs (since October 1999); Vice
                                                          President of GSAM (April 1997-December
                                                          1999); and Vice President and General
                                                          Manager, First Data Corporation -
                                                          Investor Services Group (1994 to 1997).

Name, Age                                 Positions                Principal Occupation(s)
and Address                              With Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
*Jesse Cole, 36                      Vice President       Vice President - Goldman Sachs Trust
4900 Sears Tower                                          (registered investment company) (since
Chicago, IL  60606                                        1998); Vice President, GSAM (since June
                                                          1998); Vice President, AIM Management
                                                          Group, Inc. (investment adviser) (April
                                                          1996-June 1998); and Assistant Vice
                                                          President, the Northern Trust Company
                                                          (June 1987-April 1996).


*Philip V. Giuca , Jr., 37           Assistant Treasurer  Assistant Treasurer - Goldman Sachs
32 Old Slip                                               Trust (registered investment company)
New York, NY  10005                                       (since 1997); and Vice President,
                                                          Goldman Sachs (May 1992-Present).


*Dee Moran, 33                       Assistant Treasurer  Assistant Treasurer - Goldman Sachs
32 Old Slip                                               Trust (registered investment company)
New York, NY  10005                                       (since 1999); Vice President, Mutual
                                                          Fund Administration, GSAM (since 1995).


*Michael J. Richman, 39              Secretary            Secretary - Goldman Sachs Trust
85 Broad Street                                           (registered investment company); General
New York, NY  10004                                       Counsel of the Funds Group of GSAM
                                                          (since December 1997); Associate General
                                                          Counsel of GSAM (February 1994 -
                                                          December 1997); Counsel to the Funds
                                                          Group, GSAM (June 1992 - December 1997);
                                                          Associate General Counsel, Goldman Sachs
                                                          (since December 1998); Vice President of
                                                          Goldman Sachs (since June 1992); and
                                                          Assistant General Counsel of Goldman
                                                          Sachs (June 1992 to December 1998).

Name, Age                                 Positions                Principal Occupation(s)
and Address                              With Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
*Howard B. Surloff, 34               Assistant Secretary  Assistant Secretary - Goldman Sachs
85 Broad Street                                           Trust (registered investment company)
New York, NY  10004                                       (since 1993); Assistant General Counsel,
                                                          GSAM and General Counsel to the U.S.
                                                          Funds Group (since December 1997);
                                                          Assistant General Counsel and Vice
                                                          President, Goldman Sachs (since November
                                                          1993 and May 1994, respectively);
                                                          Counsel to the Funds Group, GSAM
                                                          (November 1993-December 1997); and
                                                          Associate of Shereff, Friedman, Hoffman
                                                          & Goodman (October 1990 to November
                                                          1993).


*Valerie A. Zondorak, 34             Assistant Secretary  Assistant Secretary - Goldman Sachs
85 Broad Street                                           Trust (registered investment company);
New York, NY  10004                                       Assistant General Counsel, GSAM and
                                                          Assistant General Counsel to the Funds
                                                          Group (since December 1997); Vice
                                                          President and Assistant General Counsel,
                                                          Goldman Sachs (since March 1997);
                                                          Counsel to the Funds Group, GSAM (March
                                                          1997 - December 1997); and Associate of
                                                          Shereff, Friedman, Hoffman & Goodman
                                                          (September 1990 to February 1997).


*Deborah A. Farrell, 28              Assistant Secretary  Assistant Secretary - Goldman Sachs
85 Broad Street                                           Trust (registered investment company)
New York, NY  10004                                       (since 1996); Legal Products Analyst,
                                                          Goldman Sachs (since December 1998);
                                                          Legal Assistant, Goldman Sachs (January
                                                          1996 - December 1998); Assistant
                                                          Secretary to the Funds Group (1996 to
                                                          present); Executive Secretary, Goldman
                                                          Sachs (January 1994 - January 1996); and
                                                          Legal Secretary, Cleary, Gottlieb, Steen
                                                          and Hamilton (September 1990 - January
                                                          1994).

Name, Age                                 Positions                Principal Occupation(s)
and Address                              With Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
*Kaysie P. Uniacke, 39               Assistant Secretary  Assistant Secretary - Goldman Sachs
32 Old Slip                                               Trust (registered investment company);
New York, NY  10005                                       Managing Director, GSAM (since 1997);
                                                          and Vice President and Senior Portfolio
                                                          Manager, GSAM (1988 to 1997).


*Elizabeth D. Anderson, 30           Assistant Secretary  Assistant Secretary - Goldman Sachs
32 Old Slip                                               Trust (registered investment company);
New York, NY  10005                                       Portfolio Manager, GSAM (since April
                                                          1996); Junior Portfolio Manager, GSAM
                                                          (1995 - April 1996); Funds Trading
                                                          Assistant, GSAM (1993 - 1995); and
                                                          Compliance Analyst, Prudential Insurance
                                                          (1991 - 1993).


*Amy E. Belanger, 30                 Assistant Secretary  Assistant Secretary - Goldman Sachs
85 Broad Street                                           Trust (registered investment company)
New York, NY  10004                                       (since 1999); Vice President, Goldman
                                                          Sachs (since June 1999); Counsel,
                                                          Goldman Sachs (since 1998); and
                                                          Associate, Dechert Price & Rhoads
                                                          (September 1996-1998).

     Each interested Trustee and officer of the Trust holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or one of their affiliates is the investment adviser, administrator and/or distributor.
As of March 17, 2000, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

    The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

    The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular code of ethics to invest in securities, including securities that may be purchased or held by the Funds.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1999:

                                              Pension or           Total
                                              Retirement        Compensation
                                               Benefits      from Goldman Sachs
                          Aggregate           Accrued as       Funds Complex
                        Compensation           Part of         (including the
   Name of Trustee     from the Funds/2/  Trust's Expenses       Trust)/3/
---------------------  -----------------  ----------------  ------------------

Ashok N. Bakhru/1/             $23,884               ---           $ 159,884
David B. Ford                      ---               ---                 ---
Douglas C. Grip                    ---               ---                 ---
John P. McNulty                    ---               ---                 ---
Mary P. McPherson               17,716               ---             118,716
Alan A. Shuch                      ---               ---                 ---
Jackson W. Smart                17,716               ---             118,716
William H. Springer             17,716               ---             118,716
Richard P. Strubel              17,716               ---             118,716

______________

     1.   Includes compensation as Chairman of the Board of Trustees.

     2. Reflects amount paid by the Funds described in this Additional Statement during the fiscal year ended December 31, 1999.

     3. The Goldman Sachs Funds complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 51 mutual funds, on December 31, 1999. Goldman Sachs Variable Insurance Trust consisted of 16 mutual funds on December 31, 1999.

Management Services
-------------------

  GSAM, 32 Old Slip, New York, New York, a separate operating division of Goldman Sachs, serves as Investment Adviser to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, and Mid Cap Value Funds. GSAMI, 133 Peterborough Court, London, England, EC4A 2BB serves as Investment Adviser to the International Equity and Global Income Funds. See "Service Providers" in the Funds' Prospectus for a description of the applicable Investment Adviser's duties to the Funds.

  The Goldman Sachs Group, L.P. which controlled the Funds' Investment Advisers merged into the Goldman Sachs Group, Inc. as a result of an initial public offering.

  Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's management agreement ("Management Agreement") is in effect.

  The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,200 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment Advisers. The Investment Advisers manage money for some of the world's largest institutional investors.

  For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term and call option, providing an overall analysis of the security's value relative to its interest risk.

  In managing the Investment Funds, the Advisers have access to Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investors and Reuters. These rankings acknowledge the achievements of the Firms economists, strategists and equity analysts.

  The Investment Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate a Fund's investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a mortgage-backed security incorporates the borrower's right to prepay the mortgage, the Investment Adviser uses a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the Investment Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Investment Adviser considers it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Investment Adviser will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Investment Adviser will then analyze its value relative to alternative investments and to its own investments. The Investment Adviser will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Investment Adviser believes a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Investment Adviser also evaluates returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the Investment Adviser to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

  Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different mortgage-backed securities can be compared directly as an indication of their relative value in the market. The Investment Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

  The Investment Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for a Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Investment Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

  The Investment Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various mortgage-backed securities could suggest tactical trading opportunities for the Funds. The Investment Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different mortgage-backed securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded mortgage-backed securities.

  Goldman Sachs has agreed to provide the Investment Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Investment Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

  The fixed-income research capabilities of Goldman Sachs available to the Investment Advisers include the Goldman Sachs Fixed-Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Investment Adviser, in managing the Global Income Fund, is supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel,

Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm's economists, strategists and equity analysts.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities, the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

      The Funds' Management Agreement provides that the Investment Advisers may render similar services to others as long as the services provided thereunder are not impaired thereby.

     The Management Agreement with respect to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, International Equity and Global Income Funds was initially approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on October 21, 1997. The Management Agreement with respect to the CORE Large Cap Value Fund was initially approved by the Trustees, including a majority of the non-interested Trustees, on January 22, 1999. The Funds' Management Agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Management Agreement or "interested persons" of any party thereto on April 27, 1999. The arrangement was approved by the sole shareholder of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, International Equity and Global Income Funds on September 26, 1997, and by the sole shareholder of the CORE Large Cap Value Fund on February 3, 1999, by consent action to satisfy conditions imposed by the SEC in connection with the registration of shares of the Funds. The management agreement will remain in effect with respect to each Fund until June 30, 2000 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and (b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The management agreement will terminate automatically with respect to each Fund if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Investment Adviser and by the Investment Adviser on 60 days' written notice to the Trust.

      Pursuant to the Management Agreements, the Investment Advisers are entitled to receive the fees listed below, payable monthly of such Fund's average daily net assets.

                                  Management
Fund                                  Fee
----                                  ---

GSAM
Growth and Income Fund               .75%
CORE U.S. Equity Fund                .70%
CORE Large Cap Growth Fund           .70%
CORE Large Cap Value Fund            .70%
CORE Small Cap Equity Fund           .75%
Capital Growth Fund                  .75%
Mid Cap Value Fund                   .80%



GSAMI
International Equity Fund           1.00%
Global Income Fund                   .90%


     For the fiscal years ended December 31, 1999 and December 31, 1998, the amount of the investment advisory fees incurred by each Fund then in existence were as follows:

                                   1999     1998
                                 --------  -------
Growth and Income Fund/1/        $145,858  $47,801
CORE U.S. Equity Fund/2/          142,551   41,825
CORE Large Cap Growth Fund/2/      98,207   37,366
CORE Large Cap Value Fund/3/       17,243      N/A
CORE Small Cap Equity Fund/2/      46,304   32,003
Capital Growth Fund/4/             47,162   17,067
Mid Cap Value Fund/5/              90,695   18,776
International Equity Fund/1/      138,806   85,560
Global Income Fund/1/              56,181   46,434

------------------

1    Commenced operations on January 12, 1998.
2    Commenced operations on February 13, 1998.
3    Commenced operations on April 1, 1999.
4    Commenced operations on April 30, 1998.

5    Commenced operations on May 1, 1998.

     Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Investment Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Investment Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in the good faith discretion of such entities to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman

Sachs and other affiliates. The Investment Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Investment Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Investment Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Investment Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Funds. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Investment Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

Distributor and Transfer Agent
------------------------------

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Under the distribution agreement, each Fund is responsible for, among other things, the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC and in the various states, including registering the Fund as a broker or dealer. Each Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

     The Distributor will pay for, among other things, printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to variable annuity and variable insurance accounts and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to variable annuity and variable insurance accounts. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by each Fund.

     As agent, the Distributor currently offers shares of each Fund on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which such Fund may from time to time be registered or where permitted by applicable law. The underwriting agreements provide that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no firm commitment to acquire shares of any Fund.

     Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606, serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquires, and (ix) render certain other miscellaneous services. For fiscal years ended December 31, 1999 and December 31, 1998, the amounts paid to Goldman Sachs by each Fund then in existence were as follows under the fee schedules then in effect:




                                   1999     1998
                                --------  -------
Growth and Income Fund/1/        $10,539  $26,530
CORE U.S. Equity Fund/2/           7,018   26,705
CORE Large Cap Growth Fund/2/      8,825   25,676
CORE Large Cap Value Fund/3/      14,665      N/A
CORE Small Cap Equity Fund/2/     11,754   26,065
Capital Growth Fund/4/             9,073   21,905
Mid Cap Value Fund/5/              7,834   18,123
International Equity Fund/1/       8,348   28,662
Global Income Fund/1/              9,243   27,998

----------------

1    Commenced operations on January 12, 1998.
2    Commenced operations on February 13, 1998.

3    Commenced operations on April 1, 1999.
4    Commenced operations on April 30, 1998.
5    Commenced operations on May 1, 1998.


                                    EXPENSES

     The Trust is responsible for the payment of its expenses. The expenses include, without limitation, management fees, custodial and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Trust's shares under federal or state securities laws; organizational expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary expenses, if any, incurred by the Trust.

     The imposition of the Investment Adviser's fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

     The Investment Adviser voluntarily agreed to limit "Other Expenses" (excluding management fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) for the following Funds to the extent such expenses exceed the following percentage of average daily net assets:


                              Other Expenses


Growth and Income Fund                  0.25%
CORE U.S. Equity Fund                   0.20
CORE Large Cap Growth Fund              0.20
CORE Large Cap Value Fund               0.20
CORE Small Cap Equity Fund              0.25
Capital Growth Fund                     0.25
Mid Cap Value Fund                      0.25
International Equity Fund               0.35
Global Income Fund                      0.25

     Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

     Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.


                                 REIMBURSEMENT

     For the fiscal year ended December 31, 1999, the amounts of certain "Other Expenses" of each Fund that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:


                                     Fiscal year ended
                                    December 31, 1999
                                    -----------------

Growth and Income Fund                         $128,807
CORE U.S. Equity Fund                           128,768
CORE Large Cap Growth Fund                      130,849
CORE Large Cap Value Fund1                      107,542
CORE Small Cap Equity Fund                      187,581
Capital Growth Fund                             123,027
Mid Cap Value Fund                              123,421
International Equity Fund                       166,436
Global Income Fund                              136,499

--------------------------
1    Commenced operations on April 1, 1999.


Custodian
----------

     State Street, 1776 Heritage Drive, North Quincy, Massachusetts 02110, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust in foreign securities and to hold cash and currencies for the Trust.

Independent Public Accountants
------------------------------

     For the fiscal year ended December 31, 1999, Arthur Andersen LLP, former independent public accountants, 225 Franklin Place, Boston, Massachusetts 02110, served as auditors of the Funds. Ernst & Young LLP, independent public accountants, 787 Seventh Avenue, New York, New York 10019, have been selected as auditors of the Funds of the Trust for the fiscal year ending December 31, 2000. In addition to audit services, Ernst & Young LLP will prepare the Funds' federal and state tax returns, and will provide consultation and assistance on accounting, internal control and related matters.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Advisers are responsible for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The portfolio transactions for the Fixed Income Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund may invest are traded on exchanges at fixed commission rates.

     In placing orders for portfolio securities of a Fund, the Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker who provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to (i) a good faith determination by the Trustees that such commission is reasonable in light of the services provided; and (ii) to such policies as the Trustees may adopt from time to time. While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities. Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or subadviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Investment Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar instruments being purchased or sold on an exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

For the fiscal year ended December 31, 1999, each Fund in existence paid brokerage commissions as follows:

                                                              Total           Total         Brokerage
                                                            Brokerage       Amount of      Commissions
                                                Total      Commissions     Transaction        Paid
                                              Brokerage      Paid to         on which      to Brokers
                                             Commissions   Affiliated      Commissions      Providing
                                                Paid         Persons           Paid         Research
                                             -----------  -------------  ----------------  -----------
Fiscal Year Ended
December 31, 1999:
Growth and Income Fund                           $70,445        (5.7%)1         (7.5%)2
CORE U.S. Equity Fund                             23,244        (5.9%)1         (9.0%)2
CORE Large Cap Growth Fund                        10,664        (3.4%)1        (18.3%)2
CORE Large Cap Value Fund3                         2,872          (0%)1         (3.2%)
CORE Small Cap Equity Fund                        17,948        (2.7%)1        (21.8%)
Capital Growth Fund                                7,643        (3.2%)1        (15.5%)2
Mid Cap Value Fund                                79,753        (6.9%)1         (9.0%)2
International Equity Fund                         48,817        (0.3%)1        (13.0%)2
Global Income Fund                                     0

----------------------------


1 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
2 Percentage of total commissions paid.
3 The CORE Large Cap Value Fund commenced operations on April 1, 1999.

For the fiscal year ended December 31, 1998, each Fund in existence paid brokerage commissions as follows:


                                                      Total         Total       Brokerage
                                                     Brokerage     Amount of    Commissions
                                         Total     Commissions   Transaction      Paid
                                       Brokerage     Paid to       on which    to Brokers
                                      Commissions   Affiliated   Commissions    Providing
                                         Paid        Persons         Paid       Research
                                      -----------  ------------  ------------  -----------
Fiscal Year Ended
December 31, 1998:/1/
Growth and Income Fund                  $27,909      (15.7%)2       (6.1%)3        N/A
CORE U.S. Equity Fund                     9,120      (24.4%)2      (32.1%)3        N/A
CORE Large Cap Growth Fund               10,573      (22.1%)2      (35.9%)3        N/A
CORE Large Cap Value Fund/4/               N/A         N/A           N/A           N/A
CORE Small Cap Equity Fund               19,041      (20.8%)2      (43.2%)3        N/A
Capital Growth Fund                       5,429       (0.3%)2      (18.6%)3        N/A
Mid Cap Value Fund                       12,803       (6.8%)2       (3.6%)3        N/A
International Equity Fund                47,226      (10.4%)2       (2.6%)3        N/A
Global Income Fund                         N/A         N/A           N/A           N/A

----------------------------

1 The Growth and Income, International Equity and Global Income Funds commenced operations on January 12, 1998; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds commenced operations on February 13, 1998; the Capital Growth and Mid Cap Value Funds commenced operations on April 30, 1998 and May 1, 1998, respectively.
2    Percentage of total commissions paid.
3 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

4 Not operational during the fiscal year ended December 31, 1998. The CORE Large Cap Value Fund commenced operations on April 1, 1999.

     During the fiscal year ended December 31, 1999, the Trust acquired and sold securities of its regular broker-dealers. As of December 31, 1999, the Trust held the following amounts of securities of its regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):


Fund                          Broker/Dealer                       Amount
----                          -------------                       ------

CORE Large Cap Growth Fund    Morgan Stanley Dean Witter & Co.  $ 28,550
                              Merrill Lynch & Co.                200,400
                              Bear Stearns Co.                    34,200
Global Income Fund            Merrill Lynch & Co.                 96,903

                                 NET ASSET VALUE

     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net asset value per share of each Fund is calculated by determining the value of the net assets attributable to that Fund and dividing by the number of outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m. Chicago time and 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of a Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund's net asset value, the securities will be valued at the last sale price or, if not available at the bid price at the time the net asset value is determined; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (c) equity securities for which no prices are obtained under sections (a) or (b) hereof, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor's); (e) fixed-income securities for which quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e. matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined net asset value unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

     The proceeds received by each Fund of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.


                            PERFORMANCE INFORMATION

     A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     Each Fund may advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, or other information prepared by mutual fund statistical services and investments for which reliable performance information is available.

     Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index
- Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index; (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including the EAFE Indices, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (u) The Goldman Sachs Commodities Index; (v) information produced by Micropal, Inc; (w) the Shearson Lehman Government/Corporate (Total) Index; (x) Shearson Lehman Government Index; (y) Merrill Lynch 1-3 Year Treasury Index; (z) Merrill Lynch 2-Year

Treasury Curve Index; (aa) the Salomon Brothers Treasury Yield Curve Rate of Return Index; (bb) the Payden & Rygel 2-Year Treasury Note Index; (cc) 1 through 3 year U.S. Treasury Notes; (dd) constant maturity U.S. Treasury yield indices;
(ee) the London Interbank Offered Rate; (ff) historical data concerning the performance of adjustable and fixed-rate mortgage loans; and (gg) the Tokyo Price Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     .  cost associated with aging parents;

     .  funding a college education (including its actual and estimated cost);

     .  health care expenses (including actual and projected expenses);

     . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     . asset allocation strategies and the benefits of diversifying among asset classes;

     .  the benefits of international and emerging market investments;

     .  the effects of inflation on investing and saving;

     . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

     . the performance of various types of securities (common stocks, small company stocks, taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities and municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund;

     . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

     . total stock market capitalizations of specific countries and regions on a global basis;

     .  performance of securities markets of specific countries and regions;

     . value of a dollar amount invested in a particular market or type of security over different periods of time;

     . volatility of total return of various market indices (i.e. Lehman Government Bond Index, S&P 500 Index, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time;

     .  credit ratings of domestic government bonds in various countries;

     . price volatility comparisons of types of securities over different periods of time; and

     . price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)


                                                                                  Assuming expense               Assuming no
Fund                                     Time Period                               reimbursements           expense reimbursements
----                                     -----------                              -----------------        -----------------------
Growth and Income Fund                1/1/99 - 12/31/99 - One year                     5.41%                    4.63%
                                     1/12/98 - 12/31/99 - Since inception              5.53%                    4.21%
CORE U.S. Equity Fund                 1/1/99 - 12/31/99 - One year                    24.30%                   23.42%
                                     2/13/98 - 12/31/99 - Since inception             20.75%                   19.17%
CORE Large Cap Growth Fund            1/1/99 - 12/31/99 - One year                    35.42%                   34.02%
                                     2/13/98 - 12/31/99 - Since inception             27.69%                   25.78%
CORE Large Cap Value Fund             4/1/99 - 12/31/99 - Since inception*             8.99%                    5.15%

CORE Small Cap Equity Fund            1/1/99 - 12/31/99 - One year                    17.54%                   13.74%
                                     2/13/98 - 12/31/99 - Since inception              3.46%                    0.22%
Capital Growth Fund                   1/1/99 - 12/31/99 - One year                    27.13%                   24.38%
                                     4/30/98 - 12/31/99 - Since inception             24.43%                   20.86%
Mid Cap Value Fund                    1/1/99 - 12/31/99 - One year                    (0.95)%                  (2.17)%
                                      5/1/98 - 12/31/99 - Since inception             (8.87)%                 (10.96)%
International Equity Fund             1/1/99 - 12/31/99 - One year                    31.85%                   30.16%
                                     1/12/98 - 12/31/99 - Since inception             26.26%                   24.39%
Global Income Fund**                  1/1/99 - 12/31/99 - One year                    (1.01)%                  (3.42)%
                                     1/12/98 - 12/31/99 - Since inception              3.59%                    1.18%

________________________

All returns are average annual total returns.
*Represents an aggregate total return (not annualized) since this fund has not completed a full twelve months of operations.

**The 30-day yield for the Global Income Fund, assuming expense reimbursements, was 4.01% for the period ended December 31, 1999. Assuming no expense reimbursements, the 30-day yield was 2.25% for the period ended December 31, 1999.

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


                                 SHARES OF THE TRUST

     Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.



     The Declaration of Trust provides for indemnification of Trustees and officers of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

     As of March 17, 2000, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Growth and Income
Fund: Sun Life of Canada, P.O. Box 9134, Boston, MA 02117-9134 (19%); Life of Virginia, 6610 West Broad Street, Richmond, VA 23230-1799 (42%); COVA Financial Services Life Insurance Company, 4700 Weston Parkway, Suite 200, West Des Moines, IA 50266-6718 (22%); and The Ohio National Life Insurance Company, One Financial Way, Cincinnati, OH 45242-5851 (13%).

     As of March 17, 2000, the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE U.S. Equity
Fund: The Goldman Sachs Group, Seed Account, 85 Broad Street, 10/th/ Floor, New York, NY 10004-2434 (9%); Sun Life of Canada, P.O. Box 9134, Boston, MA 02117-9134 (22%); The Ohio National Life Insurance Company, One Financial Way, Cincinnati, OH 45242-5851 (8%); IDS Life Insurance Company A/C 1, Investment Accounting - Managed Assets, 1646 AXP Financial Center, Minneapolis, MN 55474-0001 (32%); and IDS Life Insurance Company A/C 2, Investment Accounting - Managed Assets, 1646 AXP Financial Center, Minneapolis, MN 55474-0001
(25%).

     As of March 17, 2000, the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Growth
Fund:  The Goldman Sachs

Group, Seed Account, 85 Broad Street, 10/th/ Floor, New York, NY 10004-2434 (28%); and Sun Life of Canada, P.O. Box 9134, Boston, MA 02117-9134 (69%).

     As of March 17, 2000, the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Value Fund:
Goldman Sachs Seed Acct, 4900 Sears Tower, Chicago, IL 60606-6391 (99%).

     As of March 17, 2000, the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Small Cap Equity
Fund: The Goldman Sachs Group, Seed Account, 85 Broad Street, 10/th/ Floor, New York, NY 10004-2434 (27%); Sun Life of Canada, P.O. Box 9134, Boston, MA 02117-9134 (12%); IDS Life Insurance Company A/C 1, Investment Accounting -Managed Assets, 1646 AXP Financial Center, Minneapolis, MN 55474-0001 (31%); and IDS Life Insurance Company A/C 2, Investment Accounting - Managed Assets, 1646 AXP Financial Center, Minneapolis, MN 55474-0001 (21%).

     As of March 17, 2000, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Capital Growth Fund:
The Goldman Sachs Group, Seed Account, 85 Broad Street, 10/th/ Floor, New York, NY 10004-2434 (34%); The Ohio National Life Insurance Company, One Financial Way, Cincinnati, OH 45242-5851 (48%); and Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, KS 66636-0001 (12%).

     As of March 17, 2000, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Mid Cap Value Fund:
Life of Virginia, 6610 West Broad Street, Richmond, VA 23230-1799 (70%); IDS Life Insurance Company A/C 1, Investment Accounting - Managed Assets, 1646 AXP Financial Center, Minneapolis, MN 55474-0001 (13%); and IDS Life Insurance Company A/C 2, Investment Accounting - Managed Assets, 1646 AXP Financial Center, Minneapolis, MN 55474-0001 (11%).

     As of March 17, 2000, the following entities owned of record or beneficially more than 5% of the outstanding shares of the International Equity
Fund: The Goldman Sachs Group, Seed Account, 85 Broad Street, 10/th/ Floor, New York, NY 10004-2434 (52%); COVA Financial Services Life Insurance Company, 4700 Weston Parkway, Suite 200, West Des Moines, IA 50266-6718 (16%); and Sun Life of Canada (US), P.O. Box 9134, Boston, MA 02117-9134 (18%).

     As of March 17, 2000, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Global Income Fund: the Goldman Sachs Group, 85 Broad Street, 10/th/ Floor, New York, NY 10004-2434 (76%); COVA Financial Services Life Insurance Company, 4700 Weston Parkway, Suite 200, West Des Moines, IA 50266-6718 (5%); and the Ohio National Life Insurance Company, One Financial Way, Cincinnati, OH 45242-5851 (11%).

Shareholder and Trustee Liability
---------------------------------

     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 TAXATION

     Shares of the Funds are offered only to Separate Accounts that fund variable annuity contracts and variable insurance policies issued by Participating Insurance Companies. See the Prospectus for such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General
-------

     The following is only a summary of certain additional tax considerations generally affecting each Fund that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

     The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Fund shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code, as life insurance or annuities, respectively, and that the shareholders are treated as owners of the Fund shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Fund shares because the Fund shares will be sold only to insurance companies. Thus, purchasers of Fund shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Portfolio shares.

     Each Fund is a separate taxable entity. Each of the Funds intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.


     There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to a percentage of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the International Equity or Global Income Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rate without any deduction for dividends paid, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     As of December 31, 1999, the following Funds had capital loss carryforwards for U.S. federal tax purposes.


                              Year of
                               Amount   Expiration
                              --------  ----------

Growth and Income Fund        $599,984   2006-2007
CORE Small Cap Equity Fund     198,691        2006
Global Income Fund             136,949        2007
Mid Cap Value Fund             149,174   2006-2007


     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.


     Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code
Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.


     For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund"). Each Fund will be a Closed Fund.

     If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Fund did not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Fund through a segregated asset account might be treated as owners of Fund shares and might be subject to tax on distributions made by the Fund.


     In order to avoid a 4% federal excise tax, each Fund may be required to distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     Certain of the Funds will be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

State and Local
---------------

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities.


                                 OTHER INFORMATION

     As described in the Prospectus, shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to the Separate Account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

     Each Fund will normally redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The audited financial statements and related report of Arthur Andersen LLP, former independent public accountants for each Fund, contained in each Fund's 1999 Annual Report are hereby incorporated by reference. Copies of the Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-292-4726. No other portions of the Funds' Annual Report are incorporated herein by reference.

     Ernst & Young LLP have been selected as auditors of the Funds of the Trust for the fiscal year ending December 31, 2000.

                                 APPENDIX A
                                 ----------


Commercial Paper Ratings
------------------------

          A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Local Currency and Foreign Currency Risks

  Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity

                                      1-A
to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                                      2-A

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. This designation indicates uncertain capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.

                                      3-A

          Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

          "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                      4-A

          Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

          p - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of


                                      5-A
default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

          * - Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

          "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

          N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically

                                      6-A
unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

          "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                                      7-A

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                                      8-A

          "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

          `NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

          `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

          RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

          Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                                      9-A

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

          "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.


          "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

          "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

          A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                                     10-A

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                     11-A

                                  APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who help create them. Profitability is crucial to our future.

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to

                                      1-B
maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      2-B

     GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

     Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client services.

     With thirty-seven offices around the world Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

     The number one underwriter of all international equity issues from 1989-
1997.

     The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).*

     The number one lead manager for initial public offerings (IPOs) worldwide (1989-1997).

______________________
* Source: Securities Data Corporation. Common stock ranking excludes REITs, Investment Trust and Rights.

                                      3-B

                   GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman, Sachs & Co. joins New York Stock Exchange

1906 Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

          Dow Jones Industrial Average tops 100

1925 Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956 Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970      Goldman, Sachs & Co. opens London office

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman, Sachs & Co. takes Microsoft public

1988      Goldman Sachs Asset Management is formally established

1991 Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995 Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

          Dow Jones Industrial Average breaks 5000

1996      Goldman, Sachs & Co. takes Deutsche Telecom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

          Goldman Sachs Asset Management increases assets under management by 100% over 1996

1998 Goldman Sachs Asset Management reaches $195.5 billion in assets under Management

          Dow Jones Industrial Average breaks 9000

1999      Goldman Sachs becomes a public company

                                      4-B

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Statement of Investments
December 31, 1999

   Shares  Description                               Value

  Common Stocks - 86.3%
  Airlines - 0.5%
     8,600 Southwest Airlines Co.               $  139,213
 ---------------------------------------------------------
  Alcohol - 0.9%
     1,500 Anheuser-Busch Cos., Inc.               106,313
     2,700 The Seagram Co. Ltd.                    121,331
                                                ----------
                                                   227,644
 ---------------------------------------------------------
  Banks - 5.8%
     7,600 Bank of America Corp.                   381,425
     7,100 Citigroup, Inc.                         394,494
     2,000 First Union Corp.                        65,625
     5,000 Mellon Financial Corp.                  170,313
     4,800 National City Corp.                     113,700
     2,200 The Chase Manhattan Corp.               170,912
     5,100 Wells Fargo Co.                         206,231
                                                ----------
                                                 1,502,700
 ---------------------------------------------------------
  Chemicals - 1.6%
     1,900 E.I. du Pont de Nemours & Co.           125,163
     2,300 Minnesota Mining &
           Manufacturing Co.                       225,112
       600 The Dow Chemical Co.                     80,175
                                                ----------
                                                   430,450
 ---------------------------------------------------------
  Clothing - 0.4%
     2,200 The Gap, Inc.                           101,200
 ---------------------------------------------------------
  Computer Hardware - 4.8%
     4,300 Cisco Systems, Inc.*                    460,637
     5,700 Compaq Computer Corp.                   154,256
     3,200 Dell Computer Corp.*                    163,200
     1,100 EMC Corp.*                              120,175
     1,800 Hewlett-Packard Co.                     205,088
     1,800 Sun Microsystems, Inc.*                 139,388
                                                ----------
                                                 1,242,744
 ---------------------------------------------------------
  Computer Software - 8.8%
     5,600 Computer Associates
           International, Inc.                     391,650
     4,900 International Business
           Machines, Inc.                          529,200
    10,200 Microsoft Corp.*                      1,190,850
     1,600 Oracle Corp.*                           179,300
                                                ----------
                                                 2,291,000
 ---------------------------------------------------------
  Defense/Aerospace - 0.2%
     1,700 Raytheon Co.*                            42,181
 ---------------------------------------------------------
  Department Store - 3.7%
     5,400 Federated Department Stores, Inc.*      273,037
     7,000 The May Department Stores Co.           225,750
     6,900 Wal-Mart Stores, Inc.                   476,962
                                                ----------
                                                   975,749
 ---------------------------------------------------------
  Drugs - 5.5%
     2,400 Bristol-Myers Squibb Co.                154,050
     2,400 Eli Lilly & Co.                         159,600
     4,300 Merck & Co., Inc.                       288,369
     4,500 Pfizer, Inc.                            145,969
     4,500 Pharmacia & Upjohn, Inc.                202,500
 ---------------------------------------------------------

   Shares  Description                             Value

  Common Stocks - (continued)
  Drugs - (continued)
     4,300 Schering-Plough Corp.              $  181,406
     3,500 Warner-Lambert Co.                    286,781
                                              ----------
                                               1,418,675
 -------------------------------------------------------
  Electrical Equipment - 3.6%
     5,400 Lucent Technologies, Inc.             403,987
     1,400 Motorola, Inc.                        206,150
     3,200 Nortel Networks Corp.                 323,200
                                              ----------
                                                 933,337
 -------------------------------------------------------
  Electrical Utilities - 3.0%
    10,000 Entergy Corp.                         257,500
     4,600 FPL Group, Inc.                       196,937
     5,000 PG&E Corp.                            102,500
     7,000 Unicom Corp.                          234,500
                                              ----------
                                                 791,437
 -------------------------------------------------------
  Energy Resources - 5.0%
     8,792 Exxon Mobil Corp.                     708,305
     5,700 Occidental Petroleum Corp.            123,263
     7,800 Royal Dutch Petroleum Co. ADR         471,412
                                              ----------
                                               1,302,980
 -------------------------------------------------------
  Environmental Services - 0.5%
     7,400 Waste Management, Inc.                127,188
 -------------------------------------------------------
  Financial Services - 5.0%
     6,500 Federal Home Loan Mortgage Corp.      305,906
     3,500 Federal National Mortgage Assoc.      218,531
     5,100 General Electric Co.                  789,225
                                              ----------
                                               1,313,662
 -------------------------------------------------------
  Food & Beverage - 2.8%
    13,620 Archer-Daniels-Midland Co.            165,993
     6,700 ConAgra, Inc.                         151,169
     2,000 H.J. Heinz Co.                         79,625
     3,700 PepsiCo, Inc.                         130,425
     3,300 The Coca-Cola Co.                     192,225
                                              ----------
                                                 719,437
 -------------------------------------------------------
  Forest - 0.9%
     4,000 International Paper Co.               225,750
 -------------------------------------------------------
  Grocery - 1.8%
     4,600 Safeway, Inc.*                        163,588
    12,700 The Kroger Co.*                       239,712
     1,100 Unilever NV                            59,881
                                              ----------
                                                 463,181
 -------------------------------------------------------
  Heavy Electrical - 0.8%
     3,400 Emerson Electric Co.                  195,075
 -------------------------------------------------------
  Home Products - 1.5%
     3,500 The Gillette Co.                      144,156
     2,300 The Procter & Gamble Co.              251,994
                                              ----------
                                                 396,150
 -------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

    Shares Description                                        Value

  Common Stocks - (continued)
  Industrial Parts - 0.8%
     1,500 Ingersoll-Rand Co.                            $   82,594
     1,700 Textron, Inc.                                    130,369
                                                         ----------
                                                            212,963
 ------------------------------------------------------------------
  Information Services - 1.6%
     3,000 America Online, Inc.*                            226,313
     1,600 Automatic Data Processing, Inc.                   86,200
     1,500 Electronic Data Systems Corp.                    100,406
                                                         ----------
                                                            412,919
 ------------------------------------------------------------------
  Leisure - 0.3%
     1,100 Eastman Kodak Co.                                 72,875
 ------------------------------------------------------------------
  Media - 3.2%
     4,400 CBS Corp.*                                       281,325
       900 Clear Channel Communications, Inc.*               80,325
     2,100 MediaOne Group, Inc.*                            161,306
     5,000 The Walt Disney Co.                              146,250
     2,100 Time Warner, Inc.                                152,119
                                                         ----------
                                                            821,325
 ------------------------------------------------------------------
  Medical Products - 1.9%
     2,800 Baxter International, Inc.                       175,875
     6,300 Becton, Dickinson & Co.                          168,525
     1,500 Johnson & Johnson                                139,687
                                                         ----------
                                                            484,087
 ------------------------------------------------------------------
  Medical Providers - 0.4%
     4,000 Columbia/HCA Healthcare Corp.                    117,250
 ------------------------------------------------------------------
  Mining - 0.4%
     1,200 Alcoa, Inc.*                                      99,600
 ------------------------------------------------------------------
  Motor Vehicle - 0.6%
     2,900 Ford Motor Co.                                   154,969
 ------------------------------------------------------------------
  Oil Refining - 0.7%
     1,400 Texaco, Inc.                                      76,038
     4,800 USX-Marathon Group                               118,500
                                                         ----------
                                                            194,538
 ------------------------------------------------------------------
  Property Insurance - 3.3%
     2,800 American International Group, Inc.               302,750
     4,500 The Hartford Financial Services Group, Inc.      213,188
     6,500 XL Capital Ltd.                                  337,187
                                                         ----------
                                                            853,125
 ------------------------------------------------------------------
  Publishing - 0.6%
     3,300 The New York Times Co.                           162,113
 ------------------------------------------------------------------
  Railroads - 0.8%
     8,800 Burlington Northern Santa Fe Corp.               213,400
 ------------------------------------------------------------------
  Restaurants - 0.4%
     2,700 Tricon Global Restaurants, Inc.*                 104,288
 ------------------------------------------------------------------
  Security/Asset Management - 0.7%
     1,200 Morgan Stanley Dean Witter & Co.                 171,300
 ------------------------------------------------------------------

    Shares Description                       Value

  Common Stocks - (continued)
  Semiconductors - 3.0%
     7,600 Intel Corp.                 $   625,575
     1,600 Texas Instruments, Inc.         155,000
                                       -----------
                                           780,575
 -------------------------------------------------
  Specialty Retail - 1.3%
     3,800 CVS Corp.                       151,763
     2,700 The Home Depot, Inc.            185,119
                                       -----------
                                           336,882
 -------------------------------------------------
  Telephone - 8.2%
     4,927 AT&T Corp.                      250,045
     3,700 Bell Atlantic Corp.             227,781
     6,000 BellSouth Corp.                 280,875
     4,200 GTE Corp.                       296,363
     5,100 MCI WorldCom, Inc.*             270,619
     6,784 SBC Communications, Inc.        330,720
     5,000 Sprint Corp.                    336,562
     1,800 U.S. West, Inc.                 129,600
                                       -----------
                                         2,122,565
 -------------------------------------------------
  Tobacco - 0.4%
     5,000 Philip Morris Cos., Inc.        115,938
 -------------------------------------------------
  Wireless - 0.6%
       700 ALLTEL Corp.                     57,881
       900 Sprint Corp. (PCS Group)*        92,250
                                       -----------
                                           150,131
 -------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $20,895,534 )                  $22,420,596
 -------------------------------------------------

  Principal  Interest    Maturity
    Amount     Rate        Date          Value

  Repurchase Agreements - 13.1%
  Joint Repurchase Agreement Ac-
  count II/\
  $3,400,000   3.16%    01/03/2000 $ 3,400,000
 ---------------------------------------------
  TOTAL REPURCHASE AGREEMENTS
  (Cost $3,400,000)                $ 3,400,000
 ---------------------------------------------
  TOTAL INVESTMENTS
  (Cost $24,295,534)               $25,820,596
 ---------------------------------------------

 *  Non-income producing security.
 /\ A portion of this security is segregated as collateral for initial margin requirements on future transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviation:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------
      The accompanying notes are an integral part of these financial statements.

                 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND Statement of Investments
December 31, 1999

  Shares Description                                Value

  Common Stocks - 85.6%
  Airlines - 0.5%
   2,600 Delta Air Lines, Inc.                $   129,512
   1,400 UAL Corp.*                               108,588
                                              -----------
                                                  238,100
 ------------------------------------------------------------
  Alcohol - 0.1%
   1,700 The Seagram Co. Ltd.                      76,394
 ------------------------------------------------------------
  Apparel - 0.2%
   2,400 NIKE, Inc. Class B                       118,950
 ------------------------------------------------------------
  Banks - 5.5%
   5,100 AmSouth Bancorp.                          98,494
   9,631 Bank of America Corp.                    483,356
  18,900 Citigroup, Inc.                        1,050,131
     500 Fifth Third Bancorp                       36,688
   6,900 Firstar Corp.                            145,762
   1,800 FleetBoston Financial Corp.               62,662
   3,000 PNC Bank Corp.                           133,500
   1,500 SouthTrust Corp.                          56,719
   3,500 SunTrust Banks, Inc.                     240,844
     600 The Bank of New York Co., Inc.            24,000
   5,500 The Chase Manhattan Corp.                427,281
     600 U.S. Bancorp                              14,288
     800 UnionBanCal Corp.                         31,550
   1,000 Wells Fargo Co.                           40,437
                                              -----------
                                                2,845,712
 ------------------------------------------------------------
  Chemicals - 1.2%
   6,800 Air Products & Chemicals, Inc.           228,225
     600 Avery Dennison Corp.                      43,725
   2,700 The Dow Chemical Co.                     360,787
                                              -----------
                                                  632,737
 ------------------------------------------------------------
  Clothing - 0.9%
   3,100 Intimate Brands, Inc.                    133,687
   5,900 The Limited, Inc.                        255,544
   2,900 The TJX Cos., Inc.                        59,269
                                              -----------
                                                  448,500
 ------------------------------------------------------------
  Computer Hardware - 6.7%
   1,700 Apple Computer, Inc.*                    174,781
  14,400 Cisco Systems, Inc.*                   1,542,600
   2,100 Dell Computer Corp.*                     107,100
   2,000 EMC Corp.*                               218,500
   2,000 Gateway, Inc.*                           144,125
   3,900 Hewlett-Packard Co.                      444,356
   2,700 Lexmark International Group, Inc.*       244,350
   3,600 Pitney Bowes, Inc.                       173,925
   5,600 Sun Microsystems, Inc.*                  433,650
                                              -----------
                                                3,483,387
 ------------------------------------------------------------

  Shares Description                                       Value

  Common Stocks - (continued)
  Computer Software - 7.7%
   2,500 Adobe Systems, Inc.                         $   168,125
   1,800 Computer Associates International, Inc.         125,888
   7,200 International Business Machines, Inc.           777,600
  17,400 Microsoft Corp.*                              2,031,450
   4,950 Oracle Corp.*                                   554,709
   1,100 Unisys Corp.*                                    35,131
   2,250 VERITAS Software Corp.*                         322,031
                                                     -----------
                                                       4,014,934
 -------------------------------------------------------------------
  Consumer Durables - 0.5%
   4,100 Whirlpool Corp.                                 266,756
 -------------------------------------------------------------------
  Defense/Aerospace - 1.0%
   5,500 General Dynamics Corp.                          290,125
   2,425 Honeywell International, Inc.                   139,892
   1,400 Northrop Grumman Corp.                           75,688
                                                     -----------
                                                         505,705
 -------------------------------------------------------------------
  Department Store - 3.0%
   1,000 Costco Wholesale Corp.*                          91,250
   1,500 Dayton Hudson Corp.                             110,156
   6,900 Federated Department Stores, Inc.*              348,881
  14,900 Wal-Mart Stores, Inc.                         1,029,963
                                                     -----------
                                                       1,580,250
 -------------------------------------------------------------------
  Drugs - 5.0%
   1,000 Allergan, Inc.                                   49,750
   3,300 American Home Products Corp.                    130,144
   6,800 Amgen, Inc.*                                    408,425
   1,600 Biogen, Inc.*                                   135,200
   7,800 Bristol-Myers Squibb Co.                        500,662
  13,600 Merck & Co., Inc.                               912,050
   7,400 Pfizer, Inc.                                    240,038
   3,300 Pharmacia & Upjohn, Inc.                        148,500
   2,000 Schering-Plough Corp.                            84,375
                                                     -----------
                                                       2,609,144
 -------------------------------------------------------------------
  Electrical Equipment - 5.1%
   1,600 CIENA Corp.*                                     92,000
     800 Corning, Inc.                                   103,150
   2,200 Eaton Corp.                                     159,775
   1,700 Harris Corp.                                     45,369
     400 Johnson Controls, Inc.                           22,750
   8,600 Lucent Technologies, Inc.                       643,387
   2,000 Motorola, Inc.                                  294,500
   3,400 Nortel Networks Corp.                           343,400
   2,400 QUALCOMM, Inc.                                  422,700
   2,900 Qwest Communications International, Inc.*       124,700
   1,900 Scientific-Atlanta, Inc.                        105,688
   3,000 Solectron Corp.*                                285,375
                                                     -----------
                                                       2,642,794
 -------------------------------------------------------------------
  Electrical Utilities - 1.2%
     700 Dominion Resources, Inc.                         27,475
   3,000 Duke Energy Corp.                               150,375
 -------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
Statement of Investments (continued)
December 31, 1999

  Shares Description                              Value

  Common Stocks - (continued)
  Electrical Utilities - (continued)
  10,500 Edison International               $   274,969
     600 Entergy Corp.                           15,450
   2,000 FPL Group, Inc.                         85,625
   1,600 Texas Utilities Co.                     56,900
   1,400 The Southern Co.                        32,900
                                            -----------
                                                643,694
 ----------------------------------------------------------
  Energy Resources - 3.7%
   3,100 Amerada Hess Corp.                     175,925
   2,500 Apache Corp.                            92,344
     400 Atlantic Richfield Co.                  34,600
   1,100 Chevron Corp.                           95,288
   2,500 Enron Corp.                            110,937
   8,956 Exxon Mobil Corp.                      721,518
  10,500 Royal Dutch Petroleum Co. ADR          634,593
     600 Vastar Resources, Inc.                  35,400
                                            -----------
                                              1,900,605
 ----------------------------------------------------------
  Entertainment - 0.6%
   2,600 Carnival Corp.                         124,312
   2,600 Metro-Goldwyn-Mayer, Inc.*              61,263
   2,600 Royal Caribbean Cruises Ltd.           128,212
                                            -----------
                                                313,787
 ----------------------------------------------------------
  Financial Services - 5.4%
     400 American Express Co.                    66,500
     890 Associates First Capital Corp.          24,420
   1,200 Federal Home Loan Mortgage Corp.        56,475
   5,100 Federal National Mortgage Assoc.       318,431
  13,700 General Electric Co.                 2,120,075
   2,400 Marsh & McLennan Cos., Inc.            229,650
                                            -----------
                                              2,815,551
 ----------------------------------------------------------
  Food & Beverage - 2.8%
   2,600 Bestfoods                              136,662
   7,200 ConAgra, Inc.                          162,450
   3,000 IBP, Inc.                               54,000
  11,900 Nabisco Group Holdings Corp.           126,437
   2,700 Nabisco Holdings Corp.                  85,388
   7,300 PepsiCo, Inc.                          257,325
   4,300 Supervalu, Inc.                         86,000
   6,000 The Coca-Cola Co.                      349,500
   7,600 The Pepsi Bottling Group, Inc.         125,875
   3,500 Tyson Foods, Inc.                       56,875
                                            -----------
                                              1,440,512
 ----------------------------------------------------------
  Forest - 1.2%
   4,800 Georgia-Pacific Group                  243,600
     400 Kimberly-Clark Corp.                    26,100
   4,900 Weyerhaeuser Co.                       351,881
                                            -----------
                                                621,581
 ----------------------------------------------------------

  Shares Description                                           Value

  Common Stocks - (continued)
  Gas Utilities - 0.3%
   3,400 El Paso Energy Corp.                           $    131,963
 -----------------------------------------------------------------------
  Gold - 0.5%
   2,000 Barrick Gold Corp.                                   35,375
   9,900 Freeport-McMoRan Copper & Gold, Inc. Class B        209,138
                                                        ------------
                                                             244,513
 -----------------------------------------------------------------------
  Grocery - 0.2%
     300 Albertson's, Inc.                                     9,675
   1,000 Safeway, Inc.*                                       35,563
   3,200 The Kroger Co.*                                      60,400
                                                        ------------
                                                             105,638
 -----------------------------------------------------------------------
  Heavy Electrical - 0.0%
     400 Emerson Electric Co.                                 22,950
 -----------------------------------------------------------------------
  Home Products - 2.3%
   2,800 Colgate-Palmolive Co.                               182,000
   4,200 Fortune Brands, Inc.                                138,863
   7,800 The Procter & Gamble Co.                            854,587
                                                        ------------
                                                           1,175,450
 -----------------------------------------------------------------------
  Industrial Parts - 1.3%
   1,400 Caterpillar, Inc.                                    65,888
   1,100 Ingersoll-Rand Co.                                   60,569
   2,900 Parker-Hannifin Corp.                               148,806
   8,550 Tyco International Ltd.                             332,381
   1,200 United Technologies Corp.                            78,000
                                                        ------------
                                                             685,644
 -----------------------------------------------------------------------
  Industrial Services - 0.1%
   1,000 The Hertz Corp.                                      50,125
 -----------------------------------------------------------------------
  Information Services - 2.9%
   8,300 America Online, Inc.*                               626,131
   2,400 Automatic Data Processing, Inc.                     129,300
   1,000 DST Systems, Inc.*                                   76,313
   1,600 Electronic Data Systems Corp.                       107,100
   1,900 First Data Corp.                                     93,694
   1,000 Yahoo!, Inc.*                                       432,687
     700 Young & Rubicam, Inc.                                49,525
                                                        ------------
                                                           1,514,750
 -----------------------------------------------------------------------
  Leisure - 1.1%
   4,900 Eastman Kodak Co.                                   324,625
   3,800 Harley-Davidson, Inc.                               243,437
   1,200 Hasbro, Inc.                                         22,875
                                                        ------------
                                                             590,937
 -----------------------------------------------------------------------
  Life Insurance - 0.5%
   2,500 Aetna, Inc.                                         139,532
   1,500 AFLAC, Inc.                                          70,781
     400 American General Corp.                               30,350
     900 Hartford Life, Inc.                                  39,600
                                                        ------------
                                                             280,263
 -----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND

  Shares Description                                        Value

  Common Stocks - (continued)
  Media - 2.3%
   6,500 AT&T Corp.-Liberty Media Group*               $  368,875
     700 Clear Channel Communications, Inc.*               62,475
   3,800 Cox Communications, Inc.*                        195,700
   1,200 General Motors Corp. Class H*                    115,200
   2,600 Infinity Broadcasting Corp.*                      94,087
   3,900 MediaOne Group, Inc.*                            299,569
     500 Time Warner, Inc.                                 36,219
                                                       ----------
                                                        1,172,125
 --------------------------------------------------------------------
  Medical Products - 2.1%
   2,800 Abbott Laboratories                              101,675
     300 Bausch & Lomb, Inc.                               20,531
   3,000 Baxter International, Inc.                       188,438
   8,600 Johnson & Johnson                                800,875
                                                       ----------
                                                        1,111,519
 --------------------------------------------------------------------
  Medical Providers - 0.7%
   3,300 Columbia/HCA Healthcare Corp.                     96,731
   4,600 United HealthCare Corp.                          244,375
                                                       ----------
                                                          341,106
 --------------------------------------------------------------------
  Mining - 0.2%
   1,300 Alcoa, Inc.                                      107,900
 --------------------------------------------------------------------
  Motor Vehicle - 0.6%
   5,500 Ford Motor Co.                                   293,906
     500 General Motors Corp.                              36,344
                                                       ----------
                                                          330,250
 --------------------------------------------------------------------
  Oil Refining - 0.0%
     300 Texaco, Inc.                                      16,294
 --------------------------------------------------------------------
  Oil Services - 0.3%
   2,500 Schlumberger Ltd.                                140,625
     485 Transocean Sedco Forex, Inc.                      16,338
                                                       ----------
                                                          156,963
 --------------------------------------------------------------------
  Property Insurance - 2.4%
   6,043 American International Group, Inc.               653,399
   4,300 Loews Corp.                                      260,956
   1,400 MGIC Investment Corp.                             84,263
   1,800 The Allstate Corp.                                43,200
   1,400 The Hartford Financial Services Group, Inc.       66,325
   3,600 Travelers Property Casualty Corp.                123,300
                                                       ----------
                                                        1,231,443
 --------------------------------------------------------------------
  Publishing - 0.3%
   2,100 Dow Jones & Co., Inc.                            142,800
 --------------------------------------------------------------------
  Railroads - 0.1%
   2,200 Burlington Northern Santa Fe Corp.                53,350
 --------------------------------------------------------------------
  Security/Asset Management - 2.2%
   3,500 AXA Financial, Inc.                              118,563
   2,700 Lehman Brothers Holdings, Inc.                   228,656
   5,600 Merrill Lynch & Co., Inc.                        467,600
 --------------------------------------------------------------------

  Shares Description                                    Value

  Common Stocks - (continued)
  Security/Asset Management - (continued)
   1,500 Morgan Stanley Dean Witter & Co.         $   214,125
   3,000 The Charles Schwab Corp.                     115,125
                                                  -----------
                                                    1,144,069
 ----------------------------------------------------------------
  Semiconductors - 4.4%
   1,500 Applied Materials, Inc.*                     190,031
   1,100 Applied Micro Circuits Corp.*                139,975
   3,800 Conexant Systems, Inc.*                      252,225
     900 E-Tek Dynamics, Inc.*                        121,163
   2,600 Integrated Device Technology, Inc.*           75,400
   9,700 Intel Corp.                                  798,431
   2,200 JDS Uniphase Corp.*                          354,887
     500 Linear Technology Corp.                       35,781
     800 LSI Logic Corp.*                              54,000
   2,500 Texas Instruments, Inc.                      242,188
   1,000 Xilinx, Inc.*                                 45,469
                                                  -----------
                                                    2,309,550
 ----------------------------------------------------------------
  Specialty Retail - 1.6%
   6,200 Circuit City Stores-Circuit City Group       279,387
   1,200 Tandy Corp.                                   59,025
   6,300 The Home Depot, Inc.                         431,944
     600 Tiffany & Co.                                 53,550
                                                  -----------
                                                      823,906
 ----------------------------------------------------------------
  Telephone - 5.7%
  16,965 AT&T Corp.                                   860,974
   3,100 BCE, Inc.                                    279,581
   2,200 Bell Atlantic Corp.                          135,438
   2,500 BellSouth Corp.                              117,031
  14,850 MCI WorldCom, Inc.*                          787,978
  12,222 SBC Communications, Inc.                     595,822
   2,700 Sprint Corp.                                 181,744
                                                  -----------
                                                    2,958,568
 ----------------------------------------------------------------
  Tobacco - 0.1%
   2,100 Philip Morris Cos., Inc.                      48,694
 ----------------------------------------------------------------
  Wireless - 1.1%
     300 ALLTEL Corp.                                  24,806
   1,100 Nextel Communications, Inc.*                 113,438
   2,000 Telephone & Data Systems, Inc.               252,000
   2,000 United States Cellular Corp.*                201,875
                                                  -----------
                                                      592,119
 ----------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $39,158,682)                              $44,541,982
 ----------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
Statement of Investments (continued)
December 31, 1999
The accompanying notes are an integral part of these financial statements.

  Principal             Interest                       Maturity
    Amount                Rate                           Date                              Value
  Repurchase Agreement - 11.7%
  Joint Repurchase Agreement Account II
  $6,100,000                3.16%                     01/03/2000                     $ 6,100,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $6,100,000)                                                                  $ 6,100,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $45,258,682)                                                                 $50,641,982
 -----------------------------------------------------------------------------------------------

 *  Non-income producing security.
 /\ A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND Statement of Investments
December 31, 1999

  Shares Description                                  Value

  Common Stocks - 94.1%
  Alcohol - 0.3%
     700 Anheuser-Busch Cos., Inc.               $   49,613
     800 The Seagram Co. Ltd.                        35,950
                                                 ----------
                                                     85,563
 --------------------------------------------------------------
  Apparel - 0.6%
   2,900 NIKE, Inc. Class B                         143,731
 --------------------------------------------------------------
  Banks - 0.6%
   2,250 Citigroup, Inc.                            125,016
   1,200 Firstar Corp.                               25,350
                                                 ----------
                                                    150,366
 --------------------------------------------------------------
  Chemicals - 0.7%
   1,200 The Dow Chemical Co.                       160,350
 --------------------------------------------------------------
  Clothing - 0.4%
   1,600 Intimate Brands, Inc.                       69,000
   1,100 Ross Stores, Inc.                           19,731
                                                 ----------
                                                     88,731
 --------------------------------------------------------------
  Computer Hardware - 11.2%
     400 Apple Computer, Inc.*                       41,125
  12,100 Cisco Systems, Inc.*                     1,296,212
   1,900 Dell Computer Corp.*                        96,900
   2,100 EMC Corp.*                                 229,425
   2,400 Hewlett-Packard Co.                        273,450
   2,800 Lexmark International Group, Inc.*         253,400
   6,800 Sun Microsystems, Inc.*                    526,575
                                                 ----------
                                                  2,717,087
 --------------------------------------------------------------
  Computer Software - 12.0%
     900 Adobe Systems, Inc.                         60,525
     100 CheckFree Holdings Corp.*                   10,450
     200 Inktomi Corp.*                              17,750
   5,800 International Business Machines, Inc.      626,400
     500 Intuit, Inc.*                               29,969
     100 Macromedia, Inc.*                            7,312
  12,700 Microsoft Corp.*                         1,482,725
     200 Networks Associates, Inc.*                   5,338
   1,600 Novell, Inc.*                               63,900
   3,250 Oracle Corp.*                              364,203
     100 RealNetworks, Inc.*                         12,031
     200 Sterling Commerce, Inc.*                     6,813
     400 Synopsys, Inc.*                             26,700
   1,000 Unisys Corp.*                               31,937
     300 USWeb Corp.*                                13,331
   1,200 VERITAS Software Corp.*                    171,750
                                                 ----------
                                                  2,931,134
 --------------------------------------------------------------
  Consumer Durables - 0.4%
   1,600 Whirlpool Corp.                            104,100
 --------------------------------------------------------------

  Shares Description                               Value

  Common Stocks  -  (continued)
  Department Store - 2.7%
   1,800 Dayton Hudson Corp.                  $  132,188
   2,900 Federated Department Stores, Inc.*      146,631
   5,400 Wal-Mart Stores, Inc.                   373,275
                                              ----------
                                                 652,094
 -----------------------------------------------------------
  Drugs - 9.2%
   1,600 Allergan, Inc.                           79,600
     600 American Home Products Corp.             23,663
   7,800 Amgen, Inc.*                            468,487
   1,400 Biogen, Inc.*                           118,300
   8,000 Bristol-Myers Squibb Co.                513,500
   1,300 Chiron Corp.*                            55,088
     600 Eli Lilly & Co.                          39,900
     900 Genzyme Corp.*                           40,500
   7,400 Merck & Co., Inc.                       496,262
   6,000 Pfizer, Inc.                            194,625
   1,600 Pharmacia & Upjohn, Inc.                 72,000
   2,300 Schering-Plough Corp.                    97,031
     500 Warner-Lambert Co.                       40,969
                                              ----------
                                               2,239,925
 -----------------------------------------------------------
  Electrical Equipment - 9.1%
     800 AVX Corp.                                39,950
   1,200 CIENA Corp.*                             69,000
     200 Comverse Technology, Inc.*               28,950
     900 Level 3 Communications, Inc.*            73,688
   7,400 Lucent Technologies, Inc.               553,612
   1,100 Motorola, Inc.                          161,975
   2,500 Nortel Networks Corp.                   252,500
   2,800 QUALCOMM, Inc.                          493,150
   2,300 Qwest Communications
         International, Inc.*                     98,900
   2,100 Scientific-Atlanta, Inc.                116,813
   3,100 Solectron Corp.*                        294,887
     700 Waters Corp.*                            37,100
                                              ----------
                                               2,220,525
 -----------------------------------------------------------
  Electrical Utilities - 0.2%
     800 Calpine Corp.*                           51,200
 -----------------------------------------------------------
  Energy Resources - 0.0%
     300 Apache Corp.                             11,081
 -----------------------------------------------------------
  Entertainment - 0.6%
     800 Carnival Corp.                           38,250
     600 Royal Caribbean Cruises Ltd.             29,588
   1,400 Viacom, Inc. Class B*                    84,612
                                              ----------
                                                 152,450
 -----------------------------------------------------------
  Environmental Services - 0.2%
   3,000 Republic Services, Inc.                  43,125
     900 Waste Management, Inc.                   15,469
                                              ----------
                                                  58,594
 -----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND

  Shares Description                            Value

  Common Stocks - (continued)
  Financial Services - 6.3%
   9,200 General Electric Co.              $1,423,700
     400 Marsh & McLennan Cos., Inc.           38,275
     900 Providian Financial Corp.             81,956
                                           ----------
                                            1,543,931
 --------------------------------------------------------
  Food & Beverage - 2.6%
     600 Coca-Cola Enterprises, Inc.           12,075
   3,900 ConAgra, Inc.                         87,994
   1,200 H.J. Heinz Co.                        47,775
   3,900 IBP, Inc.                             70,200
   8,500 Nabisco Group Holdings Corp.          90,312
     400 Nabisco Holdings Corp.                12,650
   1,900 PepsiCo, Inc.                         66,975
   3,700 The Coca-Cola Co.                    215,525
   2,000 U.S. Foodservice, Inc.*               33,500
                                           ----------
                                              637,006
 --------------------------------------------------------
  Forest - 0.6%
   2,900 Georgia-Pacific Group                147,175
 --------------------------------------------------------
  Grocery - 0.8%
   1,600 Safeway, Inc.*                        56,900
   1,600 The Kroger Co.*                       30,200
   1,875 Unilever NV                          102,070
                                           ----------
                                              189,170
 --------------------------------------------------------
  Heavy Electrical - 0.1%
     600 Emerson Electric Co.                  34,425
 --------------------------------------------------------
  Home Products - 2.8%
     600 Fortune Brands, Inc.                  19,837
   6,000 The Procter & Gamble Co.             657,375
                                           ----------
                                              677,212
 --------------------------------------------------------
  Hotels - 0.3%
   2,500 Marriott International, Inc.          78,906
 --------------------------------------------------------
  Industrial Parts - 0.6%
   1,400 Pall Corp.                            30,188
   2,600 Tyco International Ltd.              101,075
     200 United Technologies Corp.             13,000
                                           ----------
                                              144,263
 --------------------------------------------------------
  Industrial Services - 1.0%
     400 Cintas Corp.                          21,250
   4,200 The Hertz Corp.                      210,525
                                           ----------
                                              231,775
 --------------------------------------------------------
  Information Services - 5.4%
   7,400 America Online, Inc.*                558,237
     500 At Home Corp.*                        21,438
   1,800 Automatic Data Processing, Inc.       96,975
     300 CMGI, Inc.*                           83,062
     200 CNET, Inc.*                           11,350
     300 Computer Sciences Corp.*              28,388
     100 DoubleClick, Inc.*                    25,306
 --------------------------------------------------------

  Shares Description                               Value

  Common Stocks - (continued)
  Information Services - (continued)
     100 eBay, Inc.*                          $   12,519
     600 Electronic Data Systems Corp.            40,162
     600 Exodus Communications, Inc.*             53,287
     400 First Data Corp.                         19,725
     115 go.com*                                   2,738
     100 InfoSpace.com, Inc.*                     21,400
     200 Lycos, Inc.*                             15,913
     100 Network Solutions, Inc.*                 21,756
     100 Priceline.com, Inc.*                      4,738
     100 PSINet, Inc.*                             6,175
     100 TMP Worldwide, Inc.*                     14,200
   1,200 Valassis Communications, Inc.*           50,700
     200 Verio, Inc.*                              9,238
     200 VeriSign, Inc.*                          38,188
     400 Yahoo!, Inc.*                           173,075
                                              ----------
                                               1,308,570
 -----------------------------------------------------------
  Leisure - 0.9%
   3,200 Eastman Kodak Co.                       212,000
     500 Hasbro, Inc.                              9,531
                                              ----------
                                                 221,531
 -----------------------------------------------------------
  Media - 2.4%
   2,700 AT&T Corp.-Liberty Media Group*         153,225
   1,700 Comcast Corp.                            85,956
     900 Fox Entertainment Group, Inc.*           22,444
   2,500 General Motors Corp. Class H*           240,000
     200 RCN Corp.*                                9,700
     700 Time Warner, Inc.                        50,706
     400 Tribune Co.                              22,025
                                              ----------
                                                 584,056
 -----------------------------------------------------------
  Medical Products - 3.4%
   2,800 Abbott Laboratories                     101,675
   2,400 Baxter International, Inc.              150,750
   5,700 Johnson & Johnson                       530,812
   1,200 Medtronic, Inc.                          43,725
                                              ----------
                                                 826,962
 -----------------------------------------------------------
  Medical Providers - 0.6%
   1,800 United HealthCare Corp.                  95,625
     600 Wellpoint Health Networks, Inc.*         39,563
                                              ----------
                                                 135,188
 -----------------------------------------------------------
  Oil Services - 0.5%
   1,572 Schlumberger Ltd.                        88,425
   1,005 Transocean Sedco Forex, Inc.             33,855
                                              ----------
                                                 122,280
 -----------------------------------------------------------
  Property Insurance - 0.9%
   1,376 American International Group, Inc.      148,780
     600 The PMI Group, Inc.                      29,288
   1,100 Travelers Property Casualty Corp.        37,675
                                              ----------
                                                 215,743
 -----------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND Statement of Investments (continued)
December 31,1999

  Shares Description                                   Value

  Common Stocks - (continued)
  Publishing - 0.2%
   1,000 The New York Times Co.                   $   49,125
 ---------------------------------------------------------------
  Restaurants - 0.2%
   1,100 Tricon Global Restaurants, Inc.*             42,488
 ---------------------------------------------------------------
  Security/Asset Management - 2.1%
   2,200 A.G. Edwards, Inc.                           70,537
     100 Ameritrade Holding Corp.*                     2,169
     500 E*TRADE Group, Inc.*                         13,063
     400 Legg Mason, Inc.                             14,500
     500 Lehman Brothers Holdings, Inc.               42,344
   2,400 Merrill Lynch & Co., Inc.                   200,400
     200 Morgan Stanley Dean Witter & Co.             28,550
     700 Paine Webber Group, Inc.                     27,169
     800 The Bear Stearns Cos., Inc.                  34,200
   2,100 The Charles Schwab Corp.                     80,587
                                                  ----------
                                                     513,519
 ---------------------------------------------------------------
  Semiconductors - 6.8%
     800 Altera Corp.*                                39,650
     900 Analog Devices, Inc.*                        83,700
     300 Applied Materials, Inc.*                     38,006
     200 Broadcom Corp.*                              54,475
     300 Conexant Systems, Inc.*                      19,913
   1,100 Integrated Device Technology, Inc.*          31,900
   9,400 Intel Corp.                                 773,737
   1,200 JDS Uniphase Corp.*                         193,575
     900 LSI Logic Corp.*                             60,750
   2,100 Texas Instruments, Inc.                     203,437
     700 Vishay Intertechnology, Inc.*                22,138
   3,000 Xilinx, Inc.*                               136,406
                                                  ----------
                                                   1,657,687
 ---------------------------------------------------------------
  Specialty Retail - 3.8%
     500 Amazon.com, Inc.*                            38,063
   1,900 Barnes & Noble, Inc.*                        39,187
     800 BJ's Wholesale Club, Inc.*                   29,200
   2,700 Circuit City Stores-Circuit City Group      121,669
   1,500 CVS Corp.                                    59,906
     600 Lands' End, Inc.*                            20,850
     600 Lowe's Cos., Inc.                            35,850
   1,300 Tandy Corp.                                  63,944
   5,700 The Home Depot, Inc.                        390,806
   1,300 Tiffany & Co.                               116,025
                                                  ----------
                                                     915,500
 ---------------------------------------------------------------
  Telephone - 2.7%
   1,800 AT&T Corp.                                   91,350
   1,600 CenturyTel, Inc.                             75,800
     200 Covad Communications Group, Inc.*            11,188
   1,000 GTE Corp.                                    70,562
   5,586 MCI WorldCom, Inc.*                         296,407
     300 NEXTLINK Communications, Inc.*               24,919
 ---------------------------------------------------------------

  Shares Description                           Value

  Common Stocks - (continued)
  Telephone - (continued)
     100 Rhythms NetConnections, Inc.*   $     3,100
   1,400 SBC Communications, Inc.             68,250
     200 Sprint Corp.                         13,462
                                         -----------
                                             655,038
 -------------------------------------------------------
  Tobacco - 0.3%
   3,400 Philip Morris Cos., Inc.             78,838
 -------------------------------------------------------
  Wireless - 0.3%
     800 ALLTEL Corp.                         66,150
 -------------------------------------------------------
  Miscellaneous - 0.3%
     500 SPDR Trust ADR Series 1              73,438
 -------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $16,881,525)                     $22,916,907
 -------------------------------------------------------

  Principal             Interest                      Maturity
   Amount                 Rate                          Date                              Value
  Repurchase Agreement - 4.9%
  Joint Repurchase Agreement Account II +
  1,200,000                3.16%                     01/03/2000                     $ 1,200,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,200,000)                                                                 $ 1,200,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $18,081,525)                                                                $24,116,907
 ----------------------------------------------------------------------------------------------

 *  Non-income producing security.
 + A portion of this security is segregated as collateral for initial margin requirements on future transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND Statement of Investments
December 31, 1999

  Shares Description                                 Value

  Common Stocks - 101.0%
  Airlines - 0.9%
     200 America West Holdings Corp. Class B*   $    4,150
     100 Delta Air Lines, Inc.                       4,981
     300 UAL Corp.*                                 23,269
                                                ----------
                                                    32,400
 -------------------------------------------------------------
  Alcohol - 0.4%
     100 Adolph Coors Co. Class B                    5,250
     100 Anheuser-Busch Cos., Inc.                   7,088
                                                ----------
                                                    12,338
 -------------------------------------------------------------
  Apparel - 0.1%
     100 Springs Industries, Inc.                    3,994
 -------------------------------------------------------------
  Banks - 14.6%
   1,500 Bank of America Corp.                      75,281
     300 Bank One Corp.                              9,619
   2,100 Citigroup, Inc.                           116,681
     600 Comerica, Inc.                             28,013
     100 Cullen/Frost Bankers, Inc.                  2,575
     200 First Security Corp.                        5,106
     500 First Union Corp.                          16,406
   1,200 Firstar Corp.                              25,350
   1,000 FleetBoston Financial Corp.                34,813
     200 J.P. Morgan & Co., Inc.                    25,325
     100 Mellon Financial Corp.                      3,406
     200 National City Corp.                         4,738
     600 SunTrust Banks, Inc.                       41,287
     100 The Bank of New York Co., Inc.              4,000
     700 The Chase Manhattan Corp.                  54,381
     300 U.S. Bancorp                                7,144
     500 UnionBanCal Corp.                          19,719
     800 Wells Fargo Co.                            32,350
                                                ----------
                                                   506,194
 -------------------------------------------------------------
  Chemicals - 3.3%
     100 Air Products & Chemicals, Inc.              3,356
     200 Avery Dennison Corp.                       14,575
      33 E.I. du Pont de Nemours & Co.               2,174
     100 Kerr-McGee Corp.                            6,200
     100 Minnesota Mining & Manufacturing Co.        9,787
     300 Praxair, Inc.                              15,094
     200 Rohm & Haas Co.                             8,138
     400 The Dow Chemical Co.                       53,450
                                                ----------
                                                   112,774
 -------------------------------------------------------------
  Clothing - 0.1%
     105 Intimate Brands, Inc.                       4,528
 -------------------------------------------------------------

  Shares Description                                  Value

  Common Stocks - (continued)
  Computer Hardware - 2.8%
     100 Apple Computer, Inc.*                   $   10,281
     100 Cisco Systems, Inc.*                        10,712
     100 Diebold, Inc.                                2,350
     400 Hewlett-Packard Co.                         45,575
     200 Lexmark International Group, Inc.*          18,100
     200 Seagate Technology, Inc.*                    9,313
                                                 ----------
                                                     96,331
 --------------------------------------------------------------
  Computer Software - 1.3%
     400 International Business Machines, Inc.       43,200
 --------------------------------------------------------------
  Construction - 0.1%
     100 USG Corp.                                    4,713
 --------------------------------------------------------------
  Consumer Durables - 0.2%
     100 Whirlpool Corp.                              6,506
 --------------------------------------------------------------
  Defense/Aerospace - 1.1%
     200 General Dynamics Corp.                      10,550
     100 Litton Industries, Inc.*                     4,987
     400 The Boeing Co.                              16,625
     100 TRW, Inc.                                    5,194
                                                 ----------
                                                     37,356
 --------------------------------------------------------------
  Department Stores - 0.7%
     100 Dayton Hudson Corp.                          7,344
     200 Federated Department Stores, Inc.*          10,112
     200 The May Department Stores Co.                6,450
                                                 ----------
                                                     23,906
 --------------------------------------------------------------
  Drugs - 0.4%
     300 Pharmacia & Upjohn, Inc.                    13,500
 --------------------------------------------------------------
  Electrical Equipment - 1.9%
     100 Eaton Corp.                                  7,262
     400 Johnson Controls, Inc.                      22,750
     200 Motorola, Inc.                              29,450
     100 Scientific-Atlanta, Inc.                     5,563
                                                 ----------
                                                     65,025
 --------------------------------------------------------------
  Electrical Utilities - 5.5%
     100 Calpine Corp.*                               6,400
     100 Central & South West Corp.                   2,000
     200 Consolidated Edison, Inc.                    6,900
     300 Dominion Resources, Inc.                    11,775
     600 DTE Energy Co.                              18,825
     500 Duke Energy Corp.                           25,062
     900 Entergy Corp.                               23,175
     700 FPL Group, Inc.                             29,969
     200 GPU, Inc.                                    5,987
     300 PECO Energy Co.                             10,425
     300 Public Service Enterprise Group, Inc.       10,444
     700 Texas Utilities Co.                         24,894
     400 The Montana Power Co.                       14,425
                                                 ----------
                                                    190,281
 --------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND

  Shares Description                                         Value

  Common Stocks - (continued)
  Energy - 7.9%
     700 Chevron Corp.                                  $   60,637
   2,624 Exxon Mobil Corp.                                 211,396
                                                        ----------
                                                           272,033
 ---------------------------------------------------------------------
  Energy Resources - 1.4%
     100 Atlantic Richfield Co.                              8,650
     200 Murphy Oil Corp.                                   11,475
     100 Phillips Petroleum Co.                              4,700
     400 Royal Dutch Petroleum Co. ADR                      24,175
                                                        ----------
                                                            49,000
 ---------------------------------------------------------------------
  Entertainment - 1.0%
     200 Carnival Corp.                                      9,563
     500 Royal Caribbean Cruises Ltd.                       24,656
                                                        ----------
                                                            34,219
 ---------------------------------------------------------------------
  Financial Services - 3.0%
     100 American Express Co.                               16,625
     100 Associates First Capital Corp.                      2,744
     100 Countrywide Credit Industries, Inc.                 2,525
     400 Federal National Mortgage Assoc.                   24,975
     100 General Electric Co.                               15,475
     100 Household International, Inc.                       3,725
     400 Marsh & McLennan Cos., Inc.                        38,275
                                                        ----------
                                                           104,344
 ---------------------------------------------------------------------
  Food & Beverage - 1.8%
     200 ConAgra, Inc.                                       4,513
     100 Dean Foods Co.                                      3,975
     900 IBP, Inc.                                          16,200
   2,300 Nabisco Group Holdings Corp.                       24,437
     400 Nabisco Holdings Corp.                             12,650
                                                        ----------
                                                            61,775
 ---------------------------------------------------------------------
  Forest - 1.2%
     400 Georgia-Pacific Group                              20,300
     300 Weyerhaeuser Co.                                   21,544
                                                        ----------
                                                            41,844
 ---------------------------------------------------------------------
  Gas Utilities - 0.2%
     200 El Paso Energy Corp.                                7,763
 ---------------------------------------------------------------------
  Gold - 0.9%
   1,400 Freeport-McMoRan Copper & Gold, Inc. Class B       29,575
 ---------------------------------------------------------------------
  Grocery - 0.2%
     200 Albertson's, Inc.                                   6,450
 ---------------------------------------------------------------------
  Heavy Electrical - 0.6%
     100 Cummins Engine Co., Inc.                            4,831
     300 Emerson Electric Co.                               17,213
                                                        ----------
                                                            22,044
 ---------------------------------------------------------------------

  Shares Description                                Value

  Common Stocks - (continued)
  Home Products - 0.4%
     100 Fortune Brands, Inc.                  $    3,306
     100 The Procter & Gamble Co.                  10,956
                                               ----------
                                                   14,262
 ------------------------------------------------------------
  Hotels - 0.1%
     100 Harrah's Entertainment, Inc.*              2,644
 ------------------------------------------------------------
  Industrial Parts - 1.9%
     200 American Standard Cos., Inc.*              9,175
     300 Ingersoll-Rand Co.                        16,519
     400 Pall Corp.                                 8,625
     100 Parker-Hannifin Corp.                      5,131
     400 Tecumseh Products Co.                     18,875
     100 United Technologies Corp.                  6,500
                                               ----------
                                                   64,825
 ------------------------------------------------------------
  Industrial Services - 0.4%
     300 The Hertz Corp.                           15,037
 ------------------------------------------------------------
  Information Services - 0.5%
     200 Electronic Data Systems Corp.             13,388
     100 First Data Corp.                           4,931
                                               ----------
                                                   18,319
 ------------------------------------------------------------
  Leisure - 1.6%
     500 Brunswick Corp.                           11,125
     600 Eastman Kodak Co.                         39,750
     200 Hasbro, Inc.                               3,812
                                               ----------
                                                   54,687
 ------------------------------------------------------------
  Life Insurance - 2.7%
     300 Aetna, Inc.                               16,744
     300 American General Corp.                    22,762
     200 CIGNA Corp.                               16,113
     200 Conseco, Inc.                              3,575
     500 Hartford Life, Inc.                       22,000
     100 Lincoln National Corp.                     4,000
     300 Nationwide Financial Services, Inc.        8,381
                                               ----------
                                                   93,575
 ------------------------------------------------------------
  Media - 3.8%
     400 AT&T Corp.-Liberty Media Group*           22,700
     300 Cox Communications, Inc.*                 15,450
     400 General Motors Corp. Class H*             38,400
     600 Infinity Broadcasting Corp.*              21,712
     300 MediaOne Group, Inc.*                     23,044
     300 The Walt Disney Co.                        8,775
                                               ----------
                                                  130,081
 ------------------------------------------------------------
  Medical Products - 2.0%
     100 Abbott Laboratories                        3,631
     200 Bausch & Lomb, Inc.                       13,687
     100 Baxter International, Inc.                 6,281
     400 Johnson & Johnson                         37,250
     600 Summit Technology, Inc.*                   7,013
                                               ----------
                                                   67,862
 ------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND Statement of Investments (continued)
December 31, 1999

  Shares Description                                        Value

  Common Stocks - (continued)
  Medical Providers - 1.4%
     200 Columbia/HCA Healthcare Corp.                 $    5,863
     100 PacifiCare Health Systems, Inc.*                   5,300
     100 Trigon Healthcare, Inc.*                           2,950
     500 United HealthCare Corp.                           26,562
     100 Wellpoint Health Networks, Inc.*                   6,594
                                                       ----------
                                                           47,269
 --------------------------------------------------------------------
  Mining - 1.8%
     800 Alcan Aluminum, Ltd.                              32,950
     200 Alcoa, Inc.                                       16,600
     200 Ball Corp.                                         7,875
     200 Inco Ltd.                                          4,700
                                                       ----------
                                                           62,125
 --------------------------------------------------------------------
  Motor Vehicle - 2.3%
     300 Cooper Tire & Rubber Co.                           4,669
     409 Delphi Automative Systems Corp.                    6,442
     700 Ford Motor Co.                                    37,406
     300 General Motors Corp.                              21,806
     200 Navistar International Corp.*                      9,475
                                                       ----------
                                                           79,798
 --------------------------------------------------------------------
  Oil Refining - 0.8%
     492 Conoco, Inc. Class B                              12,238
     200 Texaco, Inc.                                      10,863
     100 The Coastal Corp.                                  3,544
                                                       ----------
                                                           26,645
 --------------------------------------------------------------------
  Oil Services - 0.7%
     300 Schlumberger Ltd.                                 16,875
     258 Transocean Sedco Forex, Inc.                       8,698
                                                       ----------
                                                           25,573
 --------------------------------------------------------------------
  Property Insurance - 5.5%
     200 Ambac Financial Group, Inc.                       10,438
     600 American International Group, Inc.                64,875
     400 Loews Corp.                                       24,275
     100 MBIA, Inc.                                         5,281
     200 MGIC Investment Corp.                             12,037
     500 The Allstate Corp.                                12,000
     400 The Hartford Financial Services Group, Inc.       18,950
     300 The PMI Group, Inc.                               14,644
     800 Travelers Property Casualty Corp.                 27,400
                                                       ----------
                                                          189,900
 --------------------------------------------------------------------
  Publishing - 0.9%
     100 American Greetings Corp.                           2,362
     100 Deluxe Corp.                                       2,744
     100 Knight-Ridder, Inc.                                5,950
     100 R.R. Donnelley & Sons Co.                          2,481
     200 The New York Times Co.                             9,825
     100 The Times Mirror Co.                               6,700
                                                       ----------
                                                           30,062
 --------------------------------------------------------------------

  Shares Description                                   Value

  Common Stocks - (continued)
  Railroads - 0.9%
     800 Burlington Northern Santa Fe Corp.       $   19,400
     400 Canadian National Railway Co.                10,525
                                                  ----------
                                                      29,925
 ---------------------------------------------------------------
  Restaurants - 0.2%
     200 Darden Restaurants, Inc.                      3,625
     200 Wendy's International, Inc.                   4,125
                                                  ----------
                                                       7,750
 ---------------------------------------------------------------
  Security/Asset Management - 2.7%
     300 Lehman Brothers Holdings, Inc.               25,406
     300 Merrill Lynch & Co., Inc.                    25,050
     300 Morgan Stanley Dean Witter & Co.             42,825
                                                  ----------
                                                      93,281
 ---------------------------------------------------------------
  Specialty Retail - 2.7%
     300 Barnes & Noble, Inc.*                         6,188
     100 BJ's Wholesale Club, Inc.*                    3,650
     400 Circuit City Stores-Circuit City Group       18,025
     200 CVS Corp.                                     7,988
     100 Lands' End, Inc.*                             3,475
     100 Lowe's Cos., Inc.                             5,975
     100 Tandy Corp.                                   4,919
     150 The Home Depot, Inc.                         10,284
     200 Tiffany & Co.                                17,850
     300 Zale Corp.*                                  14,512
                                                  ----------
                                                      92,866
 ---------------------------------------------------------------
  Telephone - 13.0%
   2,550 AT&T Corp.                                  129,412
     400 BCE, Inc.                                    36,075
     800 Bell Atlantic Corp.                          49,250
   1,000 BellSouth Corp.                              46,812
     300 CenturyTel, Inc.                             14,213
     400 GTE Corp.                                    28,225
     450 MCI WorldCom, Inc.*                          23,878
     100 NEXTLINK Communications, Inc.*                8,306
   1,921 SBC Communications, Inc.                     93,649
     300 Sprint Corp.                                 20,194
                                                  ----------
                                                     450,014
 ---------------------------------------------------------------
  Thrifts - 0.7%
     600 Golden West Financial Corp.                  20,100
     200 Washington Mutual, Inc.                       5,200
                                                  ----------
                                                      25,300
 ---------------------------------------------------------------
  Tobacco - 0.6%
     300 Philip Morris Cos., Inc.                      6,956
     600 UST, Inc.                                    15,113
                                                  ----------
                                                      22,069
 ---------------------------------------------------------------
  Wireless - 1.0%
     200 Telephone & Data Systems, Inc.               25,200
     100 United States Cellular Corp.*                10,094
                                                  ----------
                                                      35,294
 ---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND

  Shares Description                    Value

  Common Stocks - (continued)
  Miscellaneous - 0.8%
     200 SPDR Trust ADR Series 1   $   29,375
 ------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $3,359,448)                $3,490,631
 ------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $3,359,448)                $3,490,631
 ------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.


 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------
      The accompanying notes are an integral part of these financial statements.

            GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND Statement of Investments
December 31, 1999

  Shares Description                                 Value

  Common Stocks - 83.3%
  Airlines - 0.7%
     800 Alaska Air Group, Inc.*                $   28,100
   1,100 America West Holdings Corp. Class B*       22,825
     500 Amtran, Inc.*                               9,688
   1,900 Frontier Airlines, Inc.*                   21,612
     400 SkyWest, Inc.                              11,200
                                                ----------
                                                    93,425
 -------------------------------------------------------------
  Alcohol - 0.1%
     500 The Robert Mondavi Corp.*                  17,375
 -------------------------------------------------------------
  Apparel - 1.1%
   1,400 K-Swiss, Inc.                              26,009
   1,500 Phillips-Van Heusen Corp.                  12,469
     700 Quiksilver, Inc.*                          10,850
   1,700 Springs Industries, Inc.                   67,894
     400 The Timberland Co.*                        21,150
     900 Wellman, Inc.                              16,762
                                                ----------
                                                   155,134
 -------------------------------------------------------------
  Banks - 3.6%
     600 BancFirst Ohio Corp.                       13,800
   3,200 BancWest Corp.                             62,400
     900 Banknorth Group, Inc.                      24,075
     500 Century South Banks Inc.                   11,188
     420 Commerce Bancorp, Inc.                     16,984
     700 Community Trust Bancorp, Inc.              14,000
   1,109 F&M National Corp.                         30,567
     300 First Citizens BancShares, Inc.            20,925
   1,100 First United Bancshares, Inc.              14,712
   1,209 Hudson United Bancorp                      30,905
     600 Independence Community Bank Corp.           7,500
     300 Investors Financial Services Corp.         13,800
     955 NBT Bancorp, Inc.                          14,802
     300 Net.B@nk, Inc.*                             5,550
   1,400 OceanFirst Financial Corp.                 24,237
     400 One Valley Bancorp, Inc.                   12,250
   1,900 Republic Bancshares, Inc.*                 23,750
   1,459 Sky Financial Group, Inc.                  29,362
   1,000 Southwest Bancorp of Texas, Inc.*          19,812
   1,800 Telebanc Financial Corp.*                  46,800
     500 United Bankshares, Inc.                    11,938
   1,400 United Community Financial Corp.           13,913
     500 UST Corp.                                  15,875
                                                ----------
                                                   479,145
 -------------------------------------------------------------
  Chemicals - 1.9%
   1,200 A. Schulman, Inc.                          19,575
   1,000 Airgas, Inc.*                               9,500
   1,600 Arch Chemicals, Inc.                       33,500
     700 ATMI, Inc.*                                23,144
   4,600 CK Witco Corp.                             61,525
     600 H.B. Fuller Co.                            33,562
     400 Ionics, Inc.*                              11,250
   1,000 Octel Corp.*                               10,375
 -------------------------------------------------------------

  Shares Description                                  Value

  Common Stocks - (continued)
  Chemicals - (continued)
   1,000 Spartech Corp.                          $   32,250
     700 The Dexter Corp.                            27,825
                                                 ----------
                                                    262,506
 --------------------------------------------------------------
  Clothing - 0.2%
     300 AnnTaylor Stores Corp.*                     10,331
   1,300 The Cato Corp.                              16,413
                                                 ----------
                                                     26,744
 --------------------------------------------------------------
  Computer Hardware - 3.3%
     600 Advanced Digital Information Corp.*         29,175
     400 Ancor Communications, Inc.*                 27,150
     500 Auspex Systems, Inc.                         5,125
     300 Black Box Corp.*                            20,100
     800 CompuCom Systems, Inc.*                      3,300
     500 Daisytek International Corp.*               11,656
     200 Digital River, Inc.*                         6,663
     400 Echelon Corp.*                               7,825
     300 Emulex Corp.*                               33,750
   1,000 Gerber Scientific, Inc.                     21,937
     200 Identix, Inc.*                               1,813
   1,000 Imation Corp.*                              33,562
     800 In Focus Systems, Inc.*                     18,550
     700 InaCom Corp.*                                5,119
     200 Intraware, Inc.*                            15,987
     300 Kronos, Inc.*                               18,000
     300 Merisel, Inc.*                                 394
     600 MTI Technology Corp.*                       22,125
     100 Netopia, Inc.*                               5,431
     300 Network Equipment Technologies, Inc.*        3,544
     300 Proxim, Inc.*                               33,000
     300 RadiSys Corp.*                              15,300
     400 RSA Security, Inc.*                         31,000
     400 SanDisk Corp.*                              38,500
     300 SoftNet Systems, Inc.*                       7,538
     400 Zebra Technologies Corp.*                   23,400
                                                 ----------
                                                    439,944
 --------------------------------------------------------------
  Computer Software - 9.8%
     500 Actuate Corp.*                              21,437
     300 Advent Software, Inc.*                      19,331
     100 Allaire Corp.*                              14,631
     300 Aspect Development, Inc.                    20,550
     300 Aspen Technology, Inc.*                      7,931
   1,100 Avant! Corp.*                               16,500
     400 AVT Corp.*                                  18,800
     600 Aware, Inc.*                                21,825
     400 Axent Technologies, Inc.*                    8,400
     500 BindView Development Corp.*                 24,844
     700 BroadVision, Inc.*                         119,044
     600 CACI International, Inc.*                   13,575
     300 Clarify, Inc.*                              37,800
     300 Concord Communications, Inc.*               13,313
     300 CyberCash, Inc.*                             2,775
 --------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND Statement of Investments (continued)
December 31, 1999

  Shares Description                                          Value

  Common Stocks - (continued)
  Computer Software - (continued)
     600 Dendrite International, Inc.*                   $   20,325
     300 Entrust Technologies, Inc.*                         17,981
     200 Excalibur Technologies Corp.*                        4,125
   1,200 FileNET Corp.*                                      30,600
     300 Genesys Telecommunication Laboratories, Inc.*       16,200
     500 Harbinger Corp.*                                    15,906
     300 HNC Software, Inc.*                                 31,725
     900 Hyperion Solutions Corp.*                           39,150
     800 InfoCure, Corp.*                                    24,950
   2,800 Informix Corp.*                                     32,025
     300 Integrated Systems, Inc.*                           10,069
     300 Intergraph Corp.*                                    1,406
     300 ISS Group, Inc.*                                    21,338
     400 Learn2.com, Inc.*                                    1,313
     300 MAPICS, Inc.*                                        3,788
   3,100 Mentor Graphics Corp.*                              40,881
     400 Mercury Interactive Corp.*                          43,175
     200 Micromuse, Inc.*                                    34,000
     500 MicroStrategy, Inc.*                               105,000
     800 Midway Games, Inc.*                                 19,150
     800 National Computer Systems, Inc.                     30,100
     200 Net Perceptions, Inc.*                               8,400
     400 Open Market, Inc.*                                  18,050
     400 Peregrine Systems, Inc.*                            33,675
     600 Progress Software Corp.*                            34,050
     400 Project Software & Development, Inc.*               22,200
     800 Radiant Systems, Inc.*                              32,150
     400 Rare Medium Group, Inc.*                            13,650
     200 Razorfish, Inc.*                                    19,025
     500 Remedy Corp.*                                       23,687
     466 S1 Corp.*                                           36,406
     300 Sagent Technology, Inc.*                             8,981
     200 Sanchez Computer Associates, Inc.*                   8,238
     300 Spyglass, Inc.*                                     11,377
     300 SVI Holdings, Inc.*                                  3,600
   1,300 Sybase, Inc.*                                       22,100
     700 The Titan Corp.*                                    32,987
     400 Transaction Systems Architects, Inc.*               11,200
     700 Tyler Technologies, Inc.*                            3,850
     800 Unigraphics Solutions, Inc.*                        21,600
     200 USinternetworking, Inc.*                            13,975
     300 Verity, Inc.*                                       12,769
     400 Visual Networks, Inc.*                              31,700
                                                         ----------
                                                          1,327,633
 ----------------------------------------------------------------------
  Construction - 3.2%
   2,700 D.R. Horton, Inc.                                   37,294
     700 Dal-Tile International, Inc.*                        7,087
   1,300 EMCOR Group, Inc.*                                  23,725
   1,100 Fleetwood Enterprises, Inc.                         22,687
     400 Florida Rock Industries, Inc.                       13,775
     700 Granite Construction, Inc.                          12,906
     600 Group Maintenance America Corp.*                     6,413
   2,300 Integrated Electrical Services, Inc.*               23,144
     800 Jacobs Engineering Group, Inc.*                     26,000
   1,500 Kaufman & Broad Home Corp.                          36,281
 ----------------------------------------------------------------------

  Shares Description                                  Value

  Common Stocks - (continued)
  Construction - (continued)
   1,100 LNR Property Corp.                      $   21,862
   1,300 M.D.C. Holdings, Inc.                       20,394
   1,600 NCI Building Systems, Inc.*                 29,600
     400 NVR, Inc.*                                  19,100
     800 Pulte Corp.                                 18,000
     600 Quanta Services, Inc.*                      16,950
   2,400 Standard Pacific Corp.                      26,400
   1,900 Sunterra Corp.*                             21,850
   1,100 The Ryland Group, Inc.                      25,369
     700 U.S. Home Corp.*                            17,894
                                                 ----------
                                                    426,731
 ----------------------------------------------------------
  Consumer Durables - 0.8%
     600 Applied Power, Inc.                         22,050
   4,200 Fedders Corp.                               23,100
     900 Furniture Brands International, Inc.*       19,800
   1,100 La-Z-Boy, Inc.                              18,494
     700 Salton, Inc.*                               23,406
                                                 ----------
                                                    106,850
 ----------------------------------------------------------
  Defense/Aerospace - 0.1%
     750 AAR Corp.                                   13,453
 ----------------------------------------------------------
  Department Store - 0.3%
   1,100 Shopko Stores, Inc.*                        25,300
     600 Value City Department Stores, Inc.*          9,075
                                                 ----------
                                                     34,375
 ----------------------------------------------------------
  Drugs - 4.2%
     200 Affymetrix, Inc.*                           33,938
   1,700 Alpharma, Inc.                              52,275
   1,800 AmeriSource Health Corp.*                   27,338
   1,533 Bindley Western Industries, Inc.            23,091
     700 Cambrex Corp.                               24,106
     400 Celgene Corp.*                              28,000
     700 ChiRex, Inc.*                               10,238
   1,200 Dura Pharmaceuticals, Inc.*                 16,725
     600 Gilead Sciences, Inc.*                      32,475
   3,700 Herbalife International, Inc.               53,187
     300 Human Genome Sciences, Inc.*                45,787
   1,000 Jones Pharma, Inc.                          43,437
     700 Medco Research, Inc.*                       21,044
     500 Millennium Pharmaceutical, Inc.*            61,000
   1,700 NBTY, Inc.*                                 19,656
     800 Neurogen Corp.*                             13,200
   2,900 Perrigo Co.*                                23,200
     300 Pharmacyclics, Inc.*                        12,375
     586 Priority Healthcare Corp. Class B*          16,957
     300 Syncor International Corp.*                  8,738
                                                 ----------
                                                    566,767
 ----------------------------------------------------------
  Electrical Equipment - 7.4%
   1,200 Advanced Fibre Communications, Inc.*        53,625
     700 Amphenol Corp.*                             46,594
     900 Andrew Corp.*                               17,044
     300 ANTEC Corp.*                                10,950
 ----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND

  Shares Description                                Value

  Common Stocks - (continued)
  Electrical Equipment - (continued)
     400 Artesyn Technologies, Inc.*           $    8,400
     900 Aspect Communications Corp.*              35,212
   3,000 BMC Industries, Inc.                      14,625
     600 C-Cube Microsystems, Inc.*                37,350
     500 Checkpoint Systems, Inc.*                  5,094
     300 Credence Systems Corp.*                   25,950
     500 Dionex Corp.*                             20,594
     300 Hadco Corp.*                              15,300
     400 Harmonic, Inc.*                           37,975
     300 Innovex, Inc.                              2,813
     500 Inter-Tel, Inc.                           12,500
   1,300 InterDigital Communications Corp.*        97,500
     700 KEMET Corp.*                              31,544
     700 Kimball International, Inc. Class B       11,550
     500 Littelfuse, Inc.*                         12,133
   1,000 LTX Corp.*                                22,375
     700 Methode Electronics, Inc.                 22,487
     400 Molecular Devices Corp.*                  20,800
     600 MRV Communications, Inc.*                 37,725
     200 Optical Coating Laboratory, Inc.          59,200
   1,000 PairGain Technologies, Inc.*              14,187
     800 Park Electrochemical Corp.                21,250
     400 Pinnacle Systems, Inc.*                   16,275
   1,000 Pioneer-Standard Electronics, Inc.        14,437
     400 Power-One, Inc.*                          18,325
     500 Powerwave Technologies, Inc.*             29,187
     700 Primex Technologies, Inc.                 14,525
     600 Roper Industries, Inc.                    22,687
     500 Sawtek, Inc.*                             33,281
   1,500 Sensormatic Electronics Corp.*            26,156
     600 Tektronix, Inc.                           23,325
     500 Thermo BioAnalysis Corp.*                  9,188
     300 Trimble Navigation Ltd.*                   6,488
     100 Tut Systems, Inc.*                         5,363
     700 Vicor Corp.*                              28,350
   1,500 World Access, Inc.*                       28,875
     400 Xircom, Inc.*                             30,000
                                               ----------
                                                1,001,239
 --------------------------------------------------------
  Electrical Utilities - 1.1%
   1,100 Eastern Utilities Associates              33,344
   1,400 Hawaiian Electric Industries, Inc.        40,425
   1,900 Public Service Co. of New Mexico          30,875
     700 The United Illuminating Co.               35,962
     300 TNP Enterprises, Inc.                     12,375
                                               ----------
                                                  152,981
 --------------------------------------------------------
  Energy Resources - 0.7%
     900 Berry Petroleum Co.                       13,613
   1,200 Forest Oil Corp.*                         15,825
     600 HS Resources, Inc.*                       10,350
   1,000 Mitchell Energy & Development Corp.       22,062
   1,200 Southwestern Energy Co.                    7,875
     300 St. Mary Land & Exploration Co.            7,425
   1,100 Tom Brown, Inc.*                          14,713
                                               ----------
                                                   91,863
 --------------------------------------------------------

  Shares Description                                       Value

  Common Stocks - (continued)
  Entertainment - 0.1%
     700 Handleman Co.*                               $    9,363
 ---------------------------------------------------------------
  Financial Services - 1.9%
   1,600 Advanta Corp.                                    29,200
   1,200 AmeriCredit Corp.*                               22,200
     600 Arthur J. Gallagher & Co.                        38,850
   3,200 Credit Acceptance Corp.*                         11,800
     400 E.W. Blanch Holdings, Inc.                       24,500
     500 FiNet.com, Inc.*                                    656
   1,600 First Sierra Financial, Inc.*                    27,400
   1,000 Hilb, Rogal & Hamilton Co.                       28,250
     800 Metris Cos., Inc.                                28,550
     400 NCO Group, Inc.*                                 12,050
   1,900 Security Capital Group, Inc. Class B*            23,750
     800 United Payors & United Providers, Inc.*          13,250
                                                      ----------
                                                         260,456
 ---------------------------------------------------------------
  Food & Beverage - 1.1%
     300 Agribrands International, Inc.*                  13,800
   1,000 Corn Products International, Inc.                32,750
   1,100 Fleming Cos., Inc.                               11,275
     600 J & J Snack Foods Corp.*                         12,300
   1,700 Pilgrim's Pride Corp.                            14,131
     900 Smithfield Foods, Inc.*                          21,600
     500 Suiza Foods Corp.*                               19,813
   1,100 The J.M. Smucker Co.                             21,450
                                                      ----------
                                                         147,119
 ---------------------------------------------------------------
  Forest - 0.9%
   1,600 ACX Technologies, Inc.                           17,100
   1,700 Lydall, Inc.*                                    11,263
     800 P.H. Glatfeller Co.                              11,650
   2,600 Schweitzer-Mauduit International, Inc.           34,937
     500 Trex Co., Inc.*                                  13,375
     700 United Stationers, Inc.*                         19,994
     700 Wausau-Mosinee Paper Corp.                        8,181
                                                      ----------
                                                         116,500
 ---------------------------------------------------------------
  Gas Utilities - 1.4%
   1,400 AGL Resources, Inc.                              23,800
     600 Aquarion Co.                                     22,200
     700 California Water Services Group                  21,219
     700 Cascade Natural Gas Corp.                        11,288
   1,100 Equitable Resources, Inc.                        36,712
     800 Laclede Gas Co.                                  17,300
   1,300 Northwest Natural Gas Co.                        28,519
     900 Oneok, Inc.                                      22,612
     400 UGI Corp.                                         8,175
                                                      ----------
                                                         191,825
 ---------------------------------------------------------------
  Grocery - 0.2%
   1,200 The Great Atlantic & Pacific Tea Co., Inc.       33,450
 ---------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND Statement of Investments (continued)
December 31, 1999

  Shares Description                                   Value

  Common Stocks - (continued)
  Heavy Electrical - 0.8%
   1,700 A.O. Smith Corp.                         $   37,188
     600 Anicom, Inc.*                                 2,550
     900 Belden, Inc.                                 18,900
     900 Cable Design Technologies Corp.*             20,700
   2,800 Foster Wheeler Corp.                         24,850
                                                  ----------
                                                     104,188
 -----------------------------------------------------------
  Heavy Machinery - 0.4%
     400 NACCO Industries, Inc.                       22,225
   1,100 Trinity Industries, Inc.                     31,281
                                                  ----------
                                                      53,506
 -----------------------------------------------------------
  Home Products - 0.5%
     800 Church & Dwight Co., Inc.                    21,350
   3,200 Nature's Sunshine Products, Inc.             25,600
   1,100 Playtex Products, Inc.*                      16,913
                                                  ----------
                                                      63,863
 -----------------------------------------------------------
  Hotels - 0.4%
     800 Argosy Gaming Co.*                           12,450
   2,000 Aztar Corp.*                                 21,750
   2,700 Boyd Gaming Corp.*                           15,694
                                                  ----------
                                                      49,894
 -----------------------------------------------------------
  Industrial Parts - 2.6%
   1,600 Blount International, Inc.*                  25,500
   1,200 Donaldson Co., Inc.                          28,875
     500 Helix Technology Corp.                       22,406
   4,800 JLK Direct Distribution, Inc.*               49,500
   1,100 Kennametal, Inc.                             36,987
     700 Robbins & Myers, Inc.                        15,838
     900 The Manitowoc Co., Inc.                      30,600
   1,500 The Timken Co.                               30,656
   1,600 The Toro Co.                                 59,700
     700 Thomas Industries, Inc.                      14,306
     700 Trigen Energy Corp.                          12,163
   1,700 Watts Industries, Inc.                       25,075
                                                  ----------
                                                     351,606
 -----------------------------------------------------------
  Industrial Services - 1.9%
     800 Aaron Rents, Inc.                            14,200
   1,100 Avis Rent A Car, Inc.*                       28,119
   1,200 Chemed Corp.                                 34,350
   2,800 Dollar Thrifty Automotive Group, Inc.*       67,025
     700 Interim Services, Inc.*                      17,325
   1,000 Metamor Worldwide, Inc.*                     29,125
   2,800 Olsten Corp.                                 31,675
   2,000 Rollins Truck Leasing Corp.                  23,875
   1,000 The Wackenhut Corp.                          14,937
                                                  ----------
                                                     260,631
 -----------------------------------------------------------
  Information Services - 5.2%
     200 24/7 Media, Inc.*                            11,250
     600 Advo, Inc.*                                  14,250
     500 American Management Systems, Inc.*           15,687
 -----------------------------------------------------------

  Shares Description                                           Value

  Common Stocks - (continued)
  Information Services - (continued)
     300 Analysts International Corp.                     $    3,750
     700 Bell & Howell Co.*                                   22,269
     300 Cognizant Technology Solutions Corp.*                32,794
     500 Concentric Network Corp.*                            15,406
     500 Data Broadcasting Corp.*                              4,125
     300 Diamond Technology Partners, Inc.*                   25,781
     500 F.Y.I., Inc.*                                        17,000
     500 Fair Isaac & Co., Inc.                               26,500
     300 Go2Net, Inc.*                                        26,100
   1,300 infoUSA, Inc.*                                       18,119
     100 InterVU, Inc.*                                       10,500
     500 Iron Mountain, Inc.*                                 19,656
     200 iVillage, Inc.*                                       4,050
   1,100 Lason, Inc.*                                         12,100
     200 Launch Media, Inc.*                                   3,788
     100 MarketWatch.com Inc.*                                 3,650
     300 MAXIMUS, Inc.*                                       10,181
     800 MedQuist, Inc.*                                      20,650
     200 Metricom, Inc.*                                      15,725
     200 Mpath Interactive, Inc.*                              5,325
     200 Multex.com, Inc.*                                     7,525
   1,500 Navigant Consulting, Inc.*                           16,312
     100 NBC Internet, Inc.*                                   7,725
   1,100 NFO Worldwide, Inc.*                                 24,612
     300 OneMain.com, Inc.*                                    4,500
     300 Pegasus Systems, Inc.*                               18,094
     700 Pre-Paid Legal Services, Inc.*                       16,800
     200 Preview Travel, Inc.*                                10,425
     100 Proxicom, Inc.*                                      12,431
     200 SportsLine.com, Inc.*                                10,025
   1,300 Staff Leasing, Inc.*                                 12,350
     700 Technology Solutions Co.*                            22,925
     200 Telescan, Inc.*                                       4,938
     400 The Profit Recovery Group International, Inc.*       10,625
     700 True North Communications, Inc.                      31,281
     900 URS Corp.*                                           19,519
   1,800 Veritas DGC, Inc.*                                   25,200
     400 VerticalNet, Inc.*                                   65,600
   1,200 West TeleServices Corp.*                             29,325
     200 WorldGate Communications, Inc.*                       9,513
     200 Ziff-Davis, Inc.-ZDNet*                               4,200
                                                          ----------
                                                             702,581
 -----------------------------------------------------------------------
  Leisure - 0.9%
   1,100 Callaway Golf Co.                                    19,456
     900 Dover Downs Entertainment, Inc.                      16,875
     300 Harman International Industries, Inc.                16,837
     500 Hollywood Park, Inc.*                                11,219
     600 JAKKS Pacific, Inc.*                                 11,213
     800 Russ Berrie & Co., Inc.                              21,000
   1,400 Station Casinos, Inc.*                               31,412
                                                          ----------
                                                             128,012
 -----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND

  Shares Description                                    Value

  Common Stocks - (continued)
  Life Insurance - 0.5%
     746 Delphi Financial Group, Inc.              $   22,380
   1,000 FBL Financial Group, Inc.                     20,000
     900 The MONY Group, Inc.                          26,269
                                                   ----------
                                                       68,649
 ----------------------------------------------------------------
  Media - 1.4%
   1,700 Ascent Entertainment Group, Inc.*             21,569
     500 Cumulus Media, Inc.*                          25,375
     300 Emmis Communications Corp.                    37,392
     400 Entercom Communications Corp.*                26,400
     600 Playboy Enterprises, Inc. Class B*            14,587
     800 Westwood One, Inc.*                           60,800
                                                   ----------
                                                      186,123
 ----------------------------------------------------------------
  Medical Products - 1.7%
     600 Analogic Corp.                                19,800
   1,100 Diagnostic Products Corp.                     26,950
     600 Haemonetics Corp.*                            14,288
     400 IDEC Pharmaceuticals Corp.*                   39,300
     700 Mentor Corp.                                  18,069
   2,800 Owens & Minor, Inc.                           25,025
     500 Scott Technologies, Inc.*                      9,438
   1,800 Sola International, Inc.*                     24,975
   1,400 Summit Technology, Inc.*                      16,362
     600 The Cooper Cos., Inc.                         18,075
     600 Varian Medical Systems, Inc.                  17,887
                                                   ----------
                                                      230,169
 ----------------------------------------------------------------
  Medical Providers - 0.8%
   2,100 AmeriPath, Inc.*                              17,194
   1,500 Apria Healthcare Group, Inc.*                 26,906
   1,300 Quest Diagnostics, Inc.*                      39,731
   4,100 Sierra Health Services, Inc.*                 27,419
                                                   ----------
                                                      111,250
 ----------------------------------------------------------------
  Mining - 2.1%
   1,800 Arch Coal, Inc.                               20,363
   1,400 Commercial Metals Co.                         47,512
   2,100 CONSOL Energy, Inc.                           21,262
   3,300 National Steel Corp. Class B                  24,544
   1,100 Pitt-Des Moines, Inc.                         27,087
   1,500 Quanex Corp.                                  38,250
     900 Reliance Steel & Aluminum Corp.               21,094
     600 Ryerson Tull, Inc.                            11,663
   6,000 USEC, Inc.                                    42,000
   2,000 Worthington Industries, Inc.                  33,125
                                                   ----------
                                                      286,900
 ----------------------------------------------------------------
  Motor Vehicle - 0.8%
   2,900 Collins & Aikman Corp.                        16,675
   1,304 Dura Automotive Systems, Inc.*                22,738
   1,000 Group 1 Automotive, Inc.*                     13,938
     600 Superior Industries International, Inc.       16,088
   1,500 Tower Automotive, Inc.*                       23,156
     900 Winnebago Industries, Inc.                    18,056
                                                   ----------
                                                      110,651
 ----------------------------------------------------------------

  Shares Description                                   Value

  Common Stocks - (continued)
  Oil Refining - 0.5%
   1,400 NorthWestern Corp.                       $   30,800
   2,300 TransMontaigne, Inc.*                        16,100
   1,100 Western Gas Resources, Inc.                  14,506
                                                  ----------
                                                      61,406
 ---------------------------------------------------------------
  Oil Services - 0.9%
   1,300 Helmerich & Payne, Inc.                      28,356
   6,000 Parker Drilling Co.*                         19,125
   1,900 Pride International, Inc.*                   27,788
   3,700 Seitel, Inc.                                 24,975
   2,300 Varco International, Inc.*                   23,431
                                                  ----------
                                                     123,675
 ---------------------------------------------------------------
  Property Insurance - 1.7%
     715 ACE Ltd.                                     11,932
   1,100 Argonaut Group, Inc.                         21,862
     500 Chicago Title Corp.                          23,125
   1,200 Enhance Financial Services Group, Inc.       19,500
   1,600 LandAmerica Financial Group, Inc.            29,400
   1,000 PMA Capital Corp.                            19,875
     700 Radian Group, Inc.                           33,425
     400 SCPIE Holdings, Inc.                         12,850
   1,500 Stewart Information Services Corp.           19,969
   2,600 The First American Financial Corp.           32,337
     400 The Midland Co.                               8,300
                                                  ----------
                                                     232,575
 ---------------------------------------------------------------
  Publishing - 0.8%
   1,700 Paxar Corp.*                                 14,344
   1,000 Pulitzer, Inc.                               40,312
     800 The Standard Register Co.                    15,500
     900 Wallace Computer Services, Inc.              14,963
   1,200 Ziff-Davis, Inc.-ZD*                         18,975
                                                  ----------
                                                     104,094
 ---------------------------------------------------------------
  Restaurants - 0.8%
   1,200 Buffets, Inc.*                               12,000
     300 CEC Entertainment, Inc.*                      8,512
   1,200 RARE Hospitality International, Inc.*        25,969
     800 Ruby Tuesday, Inc.                           14,550
   2,100 Ryan's Family Steak Houses, Inc.*            17,850
     850 Sonic Corp.*                                 24,225
                                                  ----------
                                                     103,106
 ---------------------------------------------------------------
  Security/Asset Management - 1.4%
   1,600 Affiliated Managers Group, Inc.*             64,700
   2,200 Jefferies Group, Inc.                        48,400
   1,710 Southwest Securities Group, Inc.             46,811
     800 The John Nuveen Co.                          28,850
                                                  ----------
                                                     188,761
 ---------------------------------------------------------------
  Semiconductors - 5.1%
     500 Alpha Industries, Inc.*                      28,656
   1,400 Amkor Technology, Inc.*                      39,550
     500 ANADIGICS, Inc.*                             23,594
     700 Cohu, Inc.                                   21,700
 ---------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND Statement of Investments (continued)
December 31, 1999

  Shares Description                                             Value

  Common Stocks - (continued)
  Semiconductors - (continued)
     500 CTS Corp.                                          $   37,688
   1,800 Cypress Semiconductor Corp.*                           58,275
     500 Dallas Semiconductor Corp.                             32,219
     400 Etec Systems, Inc.*                                    17,950
     500 General Semiconductor, Inc.*                            7,094
   2,000 Integrated Device Technology, Inc.*                    58,000
   1,500 International Rectifier Corp.*                         39,000
   1,600 Kent Electronics Corp.*                                36,400
     600 Lam Research Corp.*                                    66,937
     700 Lattice Semiconductor Corp.*                           32,988
     500 Maker Communications, Inc.*                            21,375
     400 NeoMagic Corp.*                                         4,375
     700 PerkinElmer, Inc.*                                     29,181
     500 The DII Group, Inc.*                                   35,484
     400 TranSwitch Corp.*                                      29,025
     300 TriQuint Semiconductor, Inc.*                          33,375
   1,000 Varian Semiconductor Equipment Associates, Inc.*       34,000
                                                            ----------
                                                               686,866
 -------------------------------------------------------------------------
  Specialty Retail - 2.9%
   1,800 Bandag, Inc.                                           45,000
     300 barnesandnoble.com, Inc.*                               4,256
     400 Beyond.com Corp.*                                       3,125
   1,100 Borders Group, Inc.*                                   17,669
     300 CDnow, Inc.*                                            2,963
     300 Cyberian Outpost, Inc.*                                 2,981
   1,300 Genesco, Inc.*                                         16,900
   1,200 Haverty Furniture Cos., Inc.                           15,150
     500 Hollywood Entertainment Corp.*                          7,250
     400 Insight Enterprises, Inc.*                             16,250
     600 InterTAN, Inc.*                                        15,675
   3,400 Jo-Ann Stores, Inc.*                                   38,250
     400 Lands' End, Inc.*                                      13,900
     800 Michaels Stores, Inc.*                                 22,800
     600 Micro Warehouse, Inc.*                                 11,100
   5,600 OfficeMax, Inc.*                                       30,800
   1,600 PETCO Animal Supplies, Inc.*                           23,800
   1,300 School Specialty, Inc.*                                19,662
   5,500 Spiegel, Inc.*                                         38,672
   1,300 The Pep Boys-Manny, Moe & Jack                         11,863
     600 ValueVision International, Inc.*                       34,387
                                                            ----------
                                                               392,453
 -------------------------------------------------------------------------
  Telephone - 1.2%
     600 CapRock Communications Corp.*                          19,462
     600 Dycom Industries, Inc.*                                26,437
     800 e.spire Communications, Inc.                            4,650
     700 Intermedia Communications, Inc.*                       27,169
     600 ITC DeltaCom, Inc.*                                    16,575
     300 MGC Communications, Inc.*                              15,225
     200 NorthEast Optic Network, Inc.*                         12,513
     500 TALK.com, Inc.*                                         8,875
     900 U.S. LEC Corp.*                                        29,025
                                                            ----------
                                                               159,931
 -------------------------------------------------------------------------

  Shares Description                                Value

  Common Stocks - (continued)
  Thrifts - 1.8%
     800 Bank United Corp.                    $    21,800
   3,600 Bay View Capital Corp.                    51,075
   3,000 Capitol Federal Financial                 29,250
     900 Downey Financial Corp.                    18,169
   1,200 Oriental Financial Group, Inc.            26,475
     500 Reliance Bancorp, Inc.                    17,250
   2,100 Republic Security Financial Corp.         15,028
   2,200 Richmond County Financial Corp.           39,737
   1,200 Staten Island Bancorp, Inc.               21,600
                                              -----------
                                                  240,384
 ------------------------------------------------------------
  Tobacco - 0.2%
   1,000 Universal Corp.                           22,813
 ------------------------------------------------------------
  Truck Freight - 0.8%
     900 Airborne Freight Corp.                    19,800
   1,100 American Freightways Corp.*               17,806
     600 Landstar Systems, Inc.*                   25,687
     500 USFreightways Corp.                       23,938
     400 Werner Enterprises, Inc.                   5,625
   1,000 Yellow Corp.*                             16,813
                                              -----------
                                                  109,669
 ------------------------------------------------------------
  Wireless - 1.1%
     300 Aerial Communications, Inc.*              18,263
     400 Leap Wireless International, Inc.*        31,400
     300 Omnipoint Corp.*                          36,187
     400 Powertel, Inc.*                           40,150
     700 Price Communications Corp.                19,469
                                              -----------
                                                  145,469
 ------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $9,797,770)                           $11,234,103
 ------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Repurchase Agreement - 13.3%
  Joint Repurchase Agreement Account II +
  $1,800,000             3.16%                       01/03/2000                     $ 1,800,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,800,000)                                                                 $ 1,800,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $11,597,770)                                                                $13,034,103
 ----------------------------------------------------------------------------------------------

 *  Non-income producing security.
 + A portion of this security is segregated as collateral for initial margin requirements on future transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Statement of Investments
December 31, 1999

  Shares Description                                   Value

  Common Stocks - 99.0%
  Banks - 2.9%
   1,400 Bank of America Corp.                    $   70,262
   2,725 Citigroup, Inc.                             151,408
     500 The Bank of New York Co., Inc.               20,000
   1,400 Wells Fargo Co.                              56,613
                                                  ----------
                                                     298,283
 ---------------------------------------------------------------
  Chemicals - 1.8%
     967 E.I. du Pont de Nemours & Co.                63,701
     700 Minnesota Mining & Manufacturing Co.         68,513
     400 The Dow Chemical Co.                         53,450
                                                  ----------
                                                     185,664
 ---------------------------------------------------------------
  Computer Hardware - 6.6%
   2,800 Cisco Systems, Inc.*                        299,950
     900 Dell Computer Corp.*                         45,900
   1,300 EMC Corp.*                                  142,025
   2,600 Sun Microsystems, Inc.*                     201,337
                                                  ----------
                                                     689,212
 ---------------------------------------------------------------
  Computer Software - 8.4%
     600 CheckFree Holdings Corp.*                    62,700
   1,500 International Business Machines, Inc.       162,000
   4,300 Microsoft Corp.*                            502,025
   1,400 Oracle Corp.*                               156,887
                                                  ----------
                                                     883,612
 ---------------------------------------------------------------
  Consumer Services - 1.3%
   2,700 Cendant Corp.*                               71,719
   1,500 Valassis Communications, Inc.*               63,375
                                                  ----------
                                                     135,094
 ---------------------------------------------------------------
  Department Store - 2.6%
   3,900 Wal-Mart Stores, Inc.                       269,587
 ---------------------------------------------------------------
  Drugs - 7.2%
   2,300 American Home Products Corp.                 90,706
     400 Amgen, Inc.*                                 24,025
   2,900 Bristol-Myers Squibb Co.                    186,144
     600 Eli Lilly & Co.                              39,900
   1,200 Merck & Co., Inc.                            80,475
   3,800 Pfizer, Inc.                                123,263
   1,500 Schering-Plough Corp.                        63,281
   1,800 Warner-Lambert Co.                          147,487
                                                  ----------
                                                     755,281
 ---------------------------------------------------------------
  Electrical Equipment - 5.0%
     200 Corning, Inc.                                25,787
     500 General Instrument Corp.*                    42,500
   1,900 Lucent Technologies, Inc.                   142,144
   1,200 Nortel Networks Corp.                       121,200
   1,080 QUALCOMM, Inc.                              190,215
                                                  ----------
                                                     521,846
 ---------------------------------------------------------------
  Electrical Utilities - 1.5%
   2,100 The AES Corp.*                              156,975
 ---------------------------------------------------------------

  Shares Description                                      Value

  Common Stocks - (continued)
  Energy Resources - 4.5%
     300 Atlantic Richfield Co.                      $   25,950
     600 Chevron Corp.                                   51,975
     500 Enron Corp.                                     22,188
   3,092 Exxon Mobil Corp.                              249,099
   1,900 Royal Dutch Petroleum Co. ADR                  114,831
     300 Unocal Corp.                                    10,069
                                                     ----------
                                                        474,112
 ------------------------------------------------------------------
  Financial Services - 8.8%
   2,400 Federal Home Loan Mortgage Corp.               112,950
   1,900 Federal National Mortgage Assoc.               118,631
   2,800 General Electric Co.                           433,300
   4,000 MBNA Corp.                                     109,000
   1,900 State Street Corp.                             138,819
                                                     ----------
                                                        912,700
 ------------------------------------------------------------------
  Food & Beverage - 2.9%
   3,700 Nabisco Group Holdings Corp.                    39,312
   2,400 PepsiCo, Inc.                                   84,600
   2,400 The Coca-Cola Co.                              139,800
     500 Wm. Wrigley Jr. Co.                             41,469
                                                     ----------
                                                        305,181
 ------------------------------------------------------------------
  Forest - 0.4%
     400 International Paper Co.                         22,575
     300 Weyerhaeuser Co.                                21,544
                                                     ----------
                                                         44,119
 ------------------------------------------------------------------
  Home Products - 4.2%
   2,200 Avon Products, Inc.                             72,600
   2,800 Colgate-Palmolive Co.                          182,000
   3,200 Ralston-Ralston Purina Group                    89,200
     900 The Procter & Gamble Co.                        98,606
                                                     ----------
                                                        442,406
 ------------------------------------------------------------------
  Hotels - 1.4%
   1,600 Harrah's Entertainment, Inc.*                   42,300
   1,800 Marriott International, Inc.                    56,812
   2,000 Starwood Hotels & Resorts Worldwide, Inc.       47,000
                                                     ----------
                                                        146,112
 ------------------------------------------------------------------
  Information Services - 5.8%
   2,200 America Online, Inc.*                          165,962
   1,116 At Home Corp.*                                  47,849
     800 Automatic Data Processing, Inc.                 43,100
   2,500 First Data Corp.                               123,281
     600 Galileo International, Inc.                     17,963
     100 Network Solutions, Inc.*                        21,756
     500 VeriSign, Inc.*                                 95,469
     200 Yahoo!, Inc.*                                   86,537
                                                     ----------
                                                        601,917
 ------------------------------------------------------------------
  Leisure - 0.1%
     700 Hasbro, Inc.                                    13,344
 ------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

  Shares Description                                Value

  Common Stocks - (continued)
  Life Insurance - 0.4%
     500 Hartford Life, Inc.                   $   22,000
     600 Nationwide Financial Services, Inc.       16,763
                                               ----------
                                                   38,763
 ------------------------------------------------------------
  Media - 11.6%
   3,200 A.H. Belo Corp.                           61,000
   1,200 AMFM, Inc.*                               93,900
   4,200 AT&T Corp.-Liberty Media Group*          238,350
     800 Cablevision Systems Corp.*                60,400
   1,800 CBS Corp.*                               115,087
     378 Clear Channel Communications, Inc.*       33,737
   1,900 Comcast Corp.                             96,069
     600 EchoStar Communications Corp.*            58,500
   1,900 Infinity Broadcasting Corp.*              68,756
   2,000 MediaOne Group, Inc.*                    153,625
     900 The Walt Disney Co.                       26,325
   2,900 Time Warner, Inc.                        210,069
                                               ----------
                                                1,215,818
 ------------------------------------------------------------
  Medical Products - 0.7%
     800 Johnson & Johnson                         74,500
 ------------------------------------------------------------
  Medical Providers - 0.2%
   2,500 Service Corp. International               17,344
 ------------------------------------------------------------
  Mining - 0.2%
     300 Alcoa, Inc.                               24,900
 ------------------------------------------------------------
  Motor Vehicle - 0.9%
   1,000 Ford Motor Co.                            53,437
     500 General Motors Corp.                      36,344
                                               ----------
                                                   89,781
 ------------------------------------------------------------
  Oil Refining - 0.3%
     600 Texaco, Inc.                              32,588
 ------------------------------------------------------------
  Oil Services - 1.1%
   1,900 Schlumberger Ltd.                        106,875
     369 Transocean Sedco Forex, Inc.              12,417
                                               ----------
                                                  119,292
 ------------------------------------------------------------
  Property Insurance - 1.1%
     400 Ambac Financial Group, Inc.               20,875
     847 American International Group, Inc.        91,582
                                               ----------
                                                  112,457
 ------------------------------------------------------------
  Publishing - 2.2%
     900 Central Newspapers, Inc.                  35,437
     800 Gannett Co., Inc.                         65,250
   1,500 The New York Times Co.                    73,687
     600 Tribune Co.                               33,038
   1,200 Ziff-Davis, Inc.*                         18,975
                                               ----------
                                                  226,387
 ------------------------------------------------------------

  Shares Description                               Value

  Common Stocks - (continued)
  Restaurants - 0.5%
   1,200 McDonald's Corp.                    $    48,375
 -----------------------------------------------------------
  Security/Asset Management - 0.4%
   1,100 The Charles Schwab Corp.                 42,213
 -----------------------------------------------------------
  Semiconductors - 2.8%
   2,900 Intel Corp.                             238,706
     500 Texas Instruments, Inc.                  48,438
                                             -----------
                                                 287,144
 -----------------------------------------------------------
  Specialty Retail - 2.2%
     600 CVS Corp.                                23,963
     600 Tandy Corp.                              29,513
   1,350 The Home Depot, Inc.                     92,559
   3,000 Walgreen Co.                             87,750
                                             -----------
                                                 233,785
 -----------------------------------------------------------
  Telephone - 4.4%
   2,000 GTE Corp.                               141,125
   3,450 MCI WorldCom, Inc.*                     183,066
   2,800 SBC Communications, Inc.                136,500
                                             -----------
                                                 460,691
 -----------------------------------------------------------
  Tobacco - 0.3%
   1,500 Philip Morris Cos., Inc.                 34,781
 -----------------------------------------------------------
  Wireless - 1.0%
   2,400 Crown Castle International Corp.*        77,100
     300 Sprint Corp. (PCS Group)                 30,750
                                             -----------
                                                 107,850
 -----------------------------------------------------------
  Miscellaneous - 3.3%
   2,344 SPDR Trust ADR Series 1                 344,275
 -----------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $8,407,677)                          $10,346,389
 -----------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $8,407,677)                          $10,346,389
 -----------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

                       GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND Statement of Investments
December 31, 1999

  Shares Description                                  Value

  Common Stocks - 94.3%
  Apparel - 0.7%
  18,100 Reebok International Ltd.*             $   148,194
 --------------------------------------------------------------
  Banks - 6.7%
   5,600 Comerica, Inc.                             261,450
  32,400 Pacific Century Financial Corp.            605,475
   4,400 Republic of New York Corp.*                316,800
   6,900 UnionBanCal Corp.*                         272,119
                                                -----------
                                                  1,455,844
 --------------------------------------------------------------
  Chemicals - 4.5%
  17,100 IMC Global, Inc.                           280,012
  22,000 Millennium Chemicals, Inc.                 434,500
   5,800 Potash Corp. of Saskatchewan, Inc.         279,488
                                                -----------
                                                    994,000
 --------------------------------------------------------------
  Clothing - 1.6%
  18,900 Ross Stores, Inc.                          339,019
 --------------------------------------------------------------
  Computer Hardware - 2.6%
  20,600 Ingram Micro, Inc.*                        270,375
  11,400 Tech Data Corp.*                           309,225
                                                -----------
                                                    579,600
 --------------------------------------------------------------
  Computer Software - 1.0%
  16,800 Mentor Graphics Corp.*                     221,550
 --------------------------------------------------------------
  Construction - 5.0%
   7,900 Equity Office Properties Trust             194,538
   4,200 Equity Residential Properties Trust        179,288
   9,100 Georgia-Pacific Corp. (Timber Group)       224,087
   5,800 Spieker Properties, Inc.                   211,337
  16,400 Trizec Hahn Corp.                          276,750
                                                -----------
                                                  1,086,000
 --------------------------------------------------------------
  Consumer Durables - 1.0%
   9,500 Herman Miller, Inc.                        218,500
 --------------------------------------------------------------
  Defense/Aerospace - 1.6%
   6,500 Northrop Grumman Corp.                     351,406
 --------------------------------------------------------------
  Department Store - 2.0%
   9,400 Dillard's, Inc.                            189,763
   5,000 Federated Department Stores, Inc.*         252,812
                                                -----------
                                                    442,575
 --------------------------------------------------------------
  Drugs - 1.0%
  25,000 Bergen Brunswig Corp.                      207,813
 --------------------------------------------------------------
  Electrical Utilities - 9.2%
   8,600 DTE Energy Co.                             269,825
  10,700 Entergy Corp.                              275,525
   2,400 FPL Group, Inc.                            102,750
  21,000 Northeast Utilities                        431,812
  25,800 Public Service Co. of New Mexico           419,250
  13,100 SCANA Corp.                                352,063
   4,900 Unicom Corp.                               164,150
                                                -----------
                                                  2,015,375
 --------------------------------------------------------------

  Shares Description                                        Value

  Common Stocks - (continued)
  Energy Resources - 1.5%
   7,900 Tosco Corp.                                  $   214,781
   8,900 Union Pacific Resources Group, Inc.              113,475
                                                      -----------
                                                          328,256
 --------------------------------------------------------------------
  Environmental Services - 1.2%
  18,900 Republic Services, Inc.                          271,688
 --------------------------------------------------------------------
  Financial Services - 2.4%
   3,300 Avalonbay Communities, Inc.                      113,231
   5,100 Public Storage, Inc.                             115,707
  11,793 Waddell & Reed Financial, Inc. Class B*          296,299
                                                      -----------
                                                          525,237
 --------------------------------------------------------------------
  Food & Beverage - 3.7%
  21,995 Archer-Daniels-Midland Co.                       268,064
  25,100 Fleming Cos., Inc.                               257,275
   9,400 International Home Foods, Inc.*                  163,325
  10,700 Nabisco Group Holdings Corp.                     113,688
                                                      -----------
                                                          802,352
 --------------------------------------------------------------------
  Gas Utilities - 0.9%
  10,900 LG&E Energy Corp.                                190,069
 --------------------------------------------------------------------
  Heavy Electrical - 3.3%
   2,900 Phelps Dodge Corp.                               194,662
  30,000 UCAR International, Inc.*                        534,375
                                                      -----------
                                                          729,037
 --------------------------------------------------------------------
  Heavy Machinery - 1.5%
  24,300 AGCO Corp.                                       326,531
 --------------------------------------------------------------------
  Hotels - 2.0%
  18,700 Starwood Hotels & Resorts Worldwide, Inc.*       439,450
 --------------------------------------------------------------------
  Industrial Parts - 1.7%
   2,600 Parker-Hannifin Corp.                            133,412
  18,500 UNOVA, Inc.*                                     240,500
                                                      -----------
                                                          373,912
 --------------------------------------------------------------------
  Industrial Services - 1.6%
  13,800 Modis Professional Services, Inc.*               196,650
   6,600 Ryder System, Inc.                               161,287
                                                      -----------
                                                          357,937
 --------------------------------------------------------------------
  Information Services - 0.5%
   3,400 The Dun & Bradstreet Corp.                       100,300
 --------------------------------------------------------------------
  Life Insurance - 2.0%
   8,000 Aetna, Inc.                                      446,500
 --------------------------------------------------------------------
  Media - 2.9%
  12,400 A.H. Belo Corp.                                  236,375
   7,800 Media General, Inc.                              405,600
                                                      -----------
                                                          641,975
 --------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND
Statement of Investments (continued)
December 31, 1999

  Shares Description                                 Value

  Common Stocks - (continued)
  Medical Providers - 5.6%
  27,700 Health Management Associates, Inc.*   $   370,487
  24,400 Manor Care, Inc.*                         390,400
   4,200 Quest Diagnostics, Inc.*                  128,363
  14,100 Tenet Healthcare Corp.*                   331,350
                                               -----------
                                                 1,220,600
 -------------------------------------------------------------
  Mining - 2.4%
  12,990 AK Steel Holding Corp.                    245,186
  17,800 Ispat International NV                    287,025
                                               -----------
                                                   532,211
 -------------------------------------------------------------
  Oil Refining - 1.3%
  14,200 Valero Energy Corp.                       282,225
 -------------------------------------------------------------
  Oil Services - 0.6%
   2,000 Helmerich & Payne, Inc.                    43,625
   2,200 Tidewater, Inc.                            79,200
                                               -----------
                                                   122,825
 -------------------------------------------------------------
  Property Insurance - 6.3%
  16,300 Everest Reinsurance Holdings, Inc.        363,694
   3,800 Loews Corp.                               230,613
  22,900 Old Republic International Corp.          312,012
   3,900 Radian Group, Inc.*                       186,225
   5,700 XL Capital Ltd.*                          295,687
                                               -----------
                                                 1,388,231
 -------------------------------------------------------------
  Publishing - 1.9%
   7,300 R.R. Donnelley & Sons Co.                 181,131
   3,600 The Times Mirror Co.                      241,200
                                               -----------
                                                   422,331
 -------------------------------------------------------------
  Railroads - 1.2%
  12,300 Canadian Pacific Ltd.                     265,219
 -------------------------------------------------------------
  Restaurants - 1.3%
  28,300 CBRL Group, Inc.                          274,598
 -------------------------------------------------------------
  Security/Asset Management - 1.8%
   9,410 The Bear Stearns Cos., Inc.               402,277
 -------------------------------------------------------------
  Semiconductors - 3.3%
   8,000 Avnet, Inc.                               484,000
   7,662 Vishay Intertechnology, Inc.*             242,311
                                               -----------
                                                   726,311
 -------------------------------------------------------------
  Specialty Retail - 1.1%
   7,200 AutoZone, Inc.*                           232,650
 -------------------------------------------------------------
  Thrifts - 2.2%
   9,700 GreenPoint Financial Corp.                230,981
  33,700 Sovereign Bancorp, Inc.                   251,171
                                               -----------
                                                   482,152
 -------------------------------------------------------------

  Shares Description                                  Value

  Common Stocks - (continued)
  Tobacco - 2.4%
  11,033 R.J. Reynolds Tobacco Holdings, Inc.   $   194,457
  12,800 UST, Inc.                                  322,400
                                                -----------
                                                    516,857
 --------------------------------------------------------------
  Truck Freight - 0.8%
   5,100 CNF Transportation, Inc.                   175,950
 --------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $20,986,159)                            $20,637,557
 --------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Repurchase Agreement - 6.0%
  Joint Repurchase Agreement Account II
  $1,300,000             3.16%                       01/03/2000                     $ 1,300,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,300,000)                                                                 $ 1,300,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $22,286,159)                                                                $21,937,557
 ----------------------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

                GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND Statement of Investments
December 31, 1999

  Shares Description                                                  Value

  Common Stocks - 86.2%
  Australia - 2.7%
   1,700 AMP Ltd. (Life Insurance)                              $    18,783
   2,800 Australia & New Zealand Banking Group Ltd. (Banks)          20,369
     600 Brambles Industries Ltd. (Multi-Industrial)                 16,592
   4,100 Broken Hill Proprietary Co. Ltd. (Nonferrous Metals)        53,836
  11,200 Cable & Wireless Optus Ltd.* (Telecommunications)           37,426
   3,800 Coles Myer Ltd. (Specialty Retail)                          19,628
   2,500 Commonwealth Bank of Australia (Banks)                      43,050
   9,800 Foster's Brewing Group Ltd. (Food & Beverage)               28,115
   1,868 Lend Lease Corp. Ltd. (Financial Services)                  26,170
   3,400 National Australia Bank (Banks)                             52,008
   3,700 News Corp. Ltd. (Media)                                     35,926
   1,800 Pioneer International Ltd. (Construction)                    5,424
   2,300 Rio Tinto Ltd. (Mining)                                     49,407
   2,950 Tab Corp. Holdings Ltd. (Entertainment)                     19,975
   7,000 Telstra Corp. (Utilities)                                   38,051
   3,100 Westpac Banking Corp. (Banks)                               21,383
   3,400 WMC Ltd. (Mining)                                           18,750
   4,300 Woodside Petroleum Ltd. (Oil Services)                      31,758
   4,300 Woolworths Ltd. (Specialty Retail)                          14,792
                                                                -----------
                                                                    551,443
 ------------------------------------------------------------------------------
  Belgium - 0.6%
     712 Dexia NPV (Banks)                                          117,985
     712 Dexia NPV Strips* (Banks)                                       14
                                                                -----------
                                                                    117,999
 ------------------------------------------------------------------------------
  Britain - 17.3%
  15,076 Allied Zurich PLC (Insurance)                              177,772
   3,004 AstraZeneca Group PLC (Health)                             124,803
   5,303 Barclays PLC (Banks)                                       152,388
  21,824 BP Amoco PLC (Energy Resources)                            220,299
  10,363 British Aerospace PLC (Defense/Aerospace)                   68,129
  16,880 British Telecom PLC (Telecommunications)                   408,994
   2,874 Carlton Communications PLC (Media)                          27,993
   1,564 Colt Telecom Group PLC* (Telecommunications)                80,741
   9,631 Diageo PLC (Tobacco)                                        76,851
   1,410 Energis PLC* (Telecommunications)                           67,758
   9,974 Glaxo Wellcome PLC (Health)                                282,587
  11,937 HSBC Holdings PLC (Banks)                                  165,438
   9,204 Lloyds TSB Group PLC (Banks)                               114,329
   9,745 Marconi PLC (Telecommunications)                           171,893
   6,379 Misys PLC (Business Services)                               99,021
 ------------------------------------------------------------------------------

  Shares Description                                                   Value

  Common Stocks - (continued)
  Britain - continued
   6,258 National Westminster Bank PLC (Banks)                   $   134,444
  15,430 Reckitt Benckiser PLC (Food & Beverage)                     146,055
  19,359 Reuters Group PLC (Business Services)                       268,927
  15,042 Shell Transport & Trading Co. (Energy Resources)            125,010
   5,402 SmithKline Beecham (Health)                                  68,498
  22,417 Stagecoach Holdings PLC (Railroads)                          57,574
  12,870 Thus PLC* (Telecommunications)                               81,285
  11,173 Unilever PLC (Food & Beverage)                               82,117
  55,525 Vodafone AirTouch PLC (Telecommunications)                  276,773
                                                                 -----------
                                                                   3,479,679
 -------------------------------------------------------------------------------
  China - 0.5%
  17,000 China Telecom Ltd.* (Telecommunications)                    106,066
 -------------------------------------------------------------------------------
  Denmark - 0.3%
   1,012 ISS International Service System Series B* (Business
         Services)                                                    68,070
 -------------------------------------------------------------------------------
  Finland - 2.6%
   6,231 Merita PLC* (Banks)                                          36,656
   2,736 Nokia Oyj (Telecommunications)                              496,100
                                                                 -----------
                                                                     532,756
 -------------------------------------------------------------------------------
  France - 9.7%
   1,265 Accor SA (Hotels)                                            61,128
     767 Air Liquide SA (Chemicals)                                  128,412
   3,342 Alstom (Electrical Equipment)                               111,433
     933 Axa (Insurance)                                             130,076
     294 Carrefour SA (Specialty Retail)                              54,227
   2,116 Compagnie Generale des Etablissements Michelin (Auto)        83,131
   1,013 Equant* (Computer Software)                                 115,004
   7,386 Rhodia (Chemicals)                                          166,960
   4,436 Rhone-Poulenc SA (Chemicals)                                257,839
     781 Societe Generale (Banks)                                    181,737
     848 ST Microelectronics (Semiconductors)                        130,527
   2,278 Total Fina SA Class B (Energy Resources)                    304,053
   2,589 Vivendi (Business Services)                                 233,810
                                                                 -----------
                                                                   1,958,337
 -------------------------------------------------------------------------------
  Germany - 6.3%
     380 Allianz AG (Property Insurance)                             127,661
   2,257 BASF AG (Chemicals)                                         115,953
     520 Deutsche Bank AG (Banks)                                     43,922
   1,669 Deutsche Telekom AG (Telecommunications)                    118,866
   2,366 Epcos* (Electronics Equipment)                              177,563
     797 HypoVereinsbank (Banks)                                      54,434
 -------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
December 31, 1999

  Shares Description                                               Value

  Common Stocks - (continued)
  Germany - continued
   1,380 Mannesmann AG (Telecommunications)                  $   332,939
     194 Muenchener Rueckversicherungs-Gesellschaft AG
         (Property Insurance)                                     49,208
   1,988 Preussag AG (Multi-Industrial)                          110,744
   1,086 Siemens AG (Electrical Equipment)                       138,170
                                                             -----------
                                                               1,269,460
 ---------------------------------------------------------------------------
  Hong Kong  - 2.4%
  19,800 Cable & Wireless HKT Ltd. (Telecommunications)           57,183
   5,000 Cheung Kong Holdings Ltd. (Real Estate)                  63,356
   5,000 CLP Holdings Ltd. (Utilities)                            23,027
  42,000 Giordano International Ltd. (Apparel)                    43,224
   3,000 Hang Seng Bank Ltd. (Banks)                              34,251
  22,000 Hong Kong & China Gas Co. Ltd. (Utilities)               30,141
  13,000 Hutchison Whampoa Ltd. (Financial Services)             188,975
  10,000 New World China Land Ltd.* (Real Estate)                  3,698
  15,000 New World Development Co. Ltd. (Real Estate)             33,769
                                                             -----------
                                                                 477,624
 ---------------------------------------------------------------------------
  Ireland - 0.4%
   9,433 Bank of Ireland (Banks)                                  75,068
 ---------------------------------------------------------------------------
  Italy - 2.6%
  36,115 Banca di Roma (Banks)                                    46,422
  13,175 ENI SpA (Energy Resources)                               72,464
   8,046 San Paolo-IMI SpA (Banks)                               109,338
  46,490 Seat Pagine Gialle SpA* (Media)                         102,562
   9,815 Telecom Italia SpA (Telecommunications)                 138,420
  12,821 Unicredito Italiano SpA (Banks)                          63,026
                                                             -----------
                                                                 532,232
 ---------------------------------------------------------------------------
  Japan - 20.8%
   2,300 Aderans Co. Ltd. (Specialty Retail)                      85,544
   1,000 Advantest Corp. (Electrical Equipment)                  264,265
  18,000 Asahi Chemical Industry Co. Ltd. (Chemicals)             92,493
  12,000 Asahi Glass Co. Ltd. (Home Products)                     92,904
   3,000 Bridgestone Corp. (Auto)                                 66,066
   3,000 Canon, Inc. (Computer Hardware)                         119,213
  20,000 Chiba Bank Ltd. (Banks)                                 110,796
   4,000 Circle K Japan Co. (Specialty Retail)                   164,040
   5,000 Daiwa Securities Group, Inc. (Financial Services)        78,252
   1,100 FANUC Ltd. (Electronics Equipment)                      140,070
   2,000 Fuji Photo Film Ltd. (Leisure)                           73,016
   3,000 Fujitsu Ltd. (Computer Hardware)                        136,831
   1,000 Honda Motor Co. Ltd. (Auto)                              37,193
 ---------------------------------------------------------------------------

  Shares Description                                                  Value

  Common Stocks - (continued)
  Japan - continued
   5,000 Kao Corp. (Food & Beverage)                            $   142,654
   9,000 Kirin Brewery Ltd. (Alcohol)                                94,695
     500 Konami Co. Ltd. (Computer Software)                         89,312
  22,000 Mitsui Marine & Fire (Insurance)                           130,488
     500 Nintendo Co. Ltd. (Entertainment)                           83,097
      17 Nippon Telephone & Telegraph Corp.
         (Telecommunications)                                       291,181
       5 NTT Mobile Communications Network, Inc.
         (Telecommunications)                                       192,327
   7,000 Ricoh Co. Ltd. (Computer Hardware)                         131,957
     800 Rohm Co. (Electrical Equipment)                            328,864
   3,000 Shin-Etsu Chemical Co. Ltd. (Chemicals)                    129,196
     700 SMC Corp. (Machinery)                                      154,908
   1,200 Takefuji Corp. (Financial Services)                        150,220
   1,000 TDK Corp. (Computer Hardware)                              138,103
   4,000 Terumo Corp. (Medical Products)                            106,881
  11,000 The Bank of Tokyo-Mitsubishi (Banks)                       153,313
   6,000 The Fuji Bank Ltd. (Banks)                                  58,315
   3,300 Tokyo Electric Power (Electrical Utilities)                 88,500
   2,700 Toppan Forms Co. Ltd. (Publishing)                          72,673
   5,000 Yamanouchi Pharmaceutical Co., Ltd. (Drugs)                174,709
       1 Yoshinoya D&C Co. Ltd. (Restaurants)                        17,618
                                                                -----------
                                                                  4,189,694
 ------------------------------------------------------------------------------
  Netherlands - 7.7%
   1,001 Aegon NV (Financial Services)                               96,702
   3,157 Fortis Netherlands NV (Financial Services)                 113,692
   2,458 Getronics NV (Business Services)                           196,104
   2,798 ING Groep NV* (Financial Services)                         168,945
   1,952 Koninklijke Royal Philips Electronics NV (Appliance)       265,457
   2,230 KPN NV (Telecommunications)                                217,675
   3,843 Libertel NV* (Telecommunications)                          100,652
   1,949 TNT Post Group NV (Business Services)                       55,857
   6,407 VNU NV (Media)                                             336,774
                                                                -----------
                                                                  1,551,858
 ------------------------------------------------------------------------------
  New Zealand - 0.1%
   3,200 Telecom Corp. of New Zealand Ltd. (Utilities)               15,048
 ------------------------------------------------------------------------------
  Singapore - 1.0%
   3,000 Chartered Semiconductor Manufacturing Ltd.*
         (Semiconductors)                                            16,391
   1,000 City Developments (Real Estate)                              5,854
   6,489 DBS Group Holdings Ltd. (Banks)                            106,364
   7,000 First Capital Corp. Ltd. (Real Estate)                       9,331
   1,000 Singapore Airlines Ltd. (Airlines)                          11,348
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND


  Shares Description                                                 Value
  Common Stocks - (continued)
  Singapore - continued
   1,000 Singapore Press Holdings Ltd. (Publishing)            $    21,675
  14,000 Singapore Technologies Engineering Ltd. (Machinery)        21,687
   6,000 Singapore Telecommunications Ltd.
         (Telecommunications)                                       12,393
                                                               -----------
                                                                   205,043
 -----------------------------------------------------------------------------
  Spain - 3.8%
   2,243 Acerinox SA (Steel)                                        89,679
   6,783 Altadis (ex Tabacalera SA) (Tobacco)                       96,480
  10,986 Banco Santander Central Hispano SA (Banks)                124,390
   5,006 Endesa SA (Electrical Utilities)                           99,394
  13,863 Telefonica de Espana SA* (Telecommunications)             346,329
                                                               -----------
                                                                   756,272
 -----------------------------------------------------------------------------
  Sweden - 4.1%
   5,483 Ericsson Telecommunications Series B (Electrical
         Equipment)                                                352,474
  15,014 Nordbanken Holding AB (Banks)                              88,224
  12,395 Securitas AB Series B (Business Services)                 224,331
   5,205 Skandia Forsakring (Insurance)                            157,208
                                                               -----------
                                                                   822,237
 -----------------------------------------------------------------------------
  Switzerland - 3.3%
      58 Nestle SA (Food & Beverage)                               106,253
     111 Novartis AG (Health)                                      162,983
      14 Roche Holding AG (Health)                                 166,175
      25 Swiss Re (Property Insurance)                              51,356
     636 UBS AG (Banks)                                            171,752
                                                               -----------
                                                                   658,519
 -----------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $13,289,929)                                           $17,367,405
 -----------------------------------------------------------------------------
  Preferred Stock - 1.0%
  Germany - 1.0%
     319 SAP AG (Computer Software)                            $   192,164
 -----------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
  (Cost $140,228)                                              $   192,164
 -----------------------------------------------------------------------------

  Principal             Interest                       Maturity
    Amount                Rate                           Date                              Value
  Short-Term Obligation - 11.5%
  State Street Bank & Trust Euro Time Deposit/\
  $2,311,000                4.00%                     01/03/2000                     $ 2,311,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $2,311,000)                                                                  $ 2,311,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $15,741,157)                                                                 $19,870,569
 -----------------------------------------------------------------------------------------------

 *  Non-income producing security.
 /\ A portion of this security is segregated as collateral for initial margin requirements on future transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
December 31, 1999

  Common and Preferred
  Stock Industry                           As a % of
  Classifications+                  total net assets
  Airlines                                       0.1%
  Alcohol                                        0.5
  Apparel                                        0.2
  Appliance                                      1.3
  Auto                                           0.9
  Banks                                         11.3
  Business Services                              5.7
  Chemicals                                      4.4
  Computer Hardware                              2.6
  Computer Software                              2.0
  Defense/Aerospace                              0.3
  Drugs                                          0.9
  Electrical Equipment                           5.9
  Electrical Utilities                           0.9
  Electronics
  Equipment                                      1.6
  Energy Resources                               3.6
  Entertainment                                  0.5
  Financial Services                             4.1
  Food & Beverage                                2.5
  Health                                         4.0
  Home Products                                  0.5
  Hotels                                         0.3
  Insurance                                      2.9
  Leisure                                        0.4
  Life Insurance                                 0.1
  Machinery                                      0.9
  Media                                          2.5
  Medical Products                               0.5
  Mining                                         0.3
  Multi-Industrial                               0.6
  Nonferrous Metals                              0.3
  Oil Services                                   0.2
  Property Insurance                             1.1
  Publishing                                     0.5
  Railroads                                      0.3
  Real Estate                                    0.6
  Restaurants                                    0.1
  Semiconductors                                 0.7
  Specialty Retail                               1.7
  Steel                                          0.4
  Telecommunications                            17.6
  Tobacco                                        0.9
  Utilities                                      0.5
 ----------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK              87.2%
 ----------------------------------------------------

 + Industry concentrations greater than one tenth of one percent are disclosed.
The accompanying notes are an integral part of these financial statements.

                       GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND Statement of Investments
December 31, 1999

    Principal             Interest                      Maturity
  Amount((Euro))            Rate                          Date                        Value

  Foreign Debt Obligations - 62.0%
  Canadian Dollar - 2.0%
  Government of Canada
  CAD   200,000             6.00%                      06/01/2008                   $  136,197
                                                                                    ----------
                                                                                    $  136,197
 ---------------------------------------------------------------------------------------------
  Danish Krone - 1.3%
  Kingdom of Denmark
  DKK   600,000             8.00%                      05/15/2003                   $   88,271
                                                                                    ----------
                                                                                    $   88,271
 ---------------------------------------------------------------------------------------------
  Euro Currency - 28.5%
  Federal Republic of Germany
  EUR   150,000             3.00%                      06/15/2001                   $  149,077
        400,000             4.50                       08/19/2002                      403,524
         50,000             5.25                       01/04/2008                       50,362
  General Motors Acceptance Corp.+
        100,000             5.00                       01/18/2005                      100,423
  Government of France
        100,000             4.00                       10/25/2009                       89,710
         50,000             8.50                       04/25/2023                       65,970
        150,000             5.50                       04/25/2029                      141,174
  Lehman Brothers Holdings PLC
        100,000             4.75                       07/12/2004                       96,383
  Republic of Italy
        400,000             4.50                       04/15/2001                      404,656
        100,000             4.00                       07/15/2004                       96,524
        100,000             6.50                       11/01/2027                      104,658
  Royal Bank of Scotland Group PLC
        100,000             4.88                       03/26/2009                       90,661
  Standard Chartered Bank PLC
        200,000             5.38                       05/06/2009                      183,499
                                                                                    ----------
                                                                                    $1,976,621
 ---------------------------------------------------------------------------------------------
  German Mark - 0.7%
  Citicorp
  DEM   100,000             5.50%                      06/30/2010                   $   48,811
                                                                                    ----------
                                                                                    $   48,811
 ---------------------------------------------------------------------------------------------
  Great Britain Pound - 9.8%
  Abbey National Treasury
  GBP   100,000             8.00%                      04/02/2003                   $  165,166
  GMAC Canada Ltd.
        150,000             6.50                       03/23/2004                      235,632
  United Kingdom Treasury
        100,000             8.00                       06/10/2003                      169,848
         50,000             9.00                       08/06/2012                      107,592
                                                                                    ----------
                                                                                    $  678,238
 ---------------------------------------------------------------------------------------------
  Japanese Yen - 16.5%
  Asian Development Bank
  JPY30,000,000             5.63%                      02/18/2002                   $  326,401
  European Investment Bank
     20,000,000             2.13                       09/20/2007                      204,984
  Government of Japan
     55,000,000             0.90                       12/22/2008                      499,377
  Republic of Italy
     10,000,000             3.80                       03/27/2008                      113,682
                                                                                    ----------
                                                                                    $1,144,444
 ---------------------------------------------------------------------------------------------

    Principal               Interest                    Maturity
  Amount((Euro))              Rate                        Date                        Value

  Foreign Debt Obligations - (continued)
  New Zealand Dollar - 1.5%
  Government of New Zealand
  NZD   100,000               5.50%                    04/15/2003                   $   50,050
        100,000               8.00                     11/15/2006                       54,390
                                                                                    ----------
                                                                                    $  104,440
 ---------------------------------------------------------------------------------------------
  Swedish Krona - 1.7%
  Kingdom of Sweden
  SEK 1,000,000               5.00%                    01/15/2004                   $  115,918
                                                                                    ----------
                                                                                    $  115,918
 ---------------------------------------------------------------------------------------------
  TOTAL FOREIGN DEBT OBLIGATIONS
  (Cost $4,368,003)                                                                 $4,292,940
 ---------------------------------------------------------------------------------------------
  Corporate Bonds - 11.1%
  Automotive - 2.8%
  Ford Motor Credit Corp.
    USD 200,000               6.13%                    04/28/2003                   $  193,510
                                                                                    ----------
                                                                                    $  193,510
 ---------------------------------------------------------------------------------------------
  Finance Companies - 4.2%
  Merrill Lynch Co., Inc.
  USD   100,000               6.00%                    02/12/2003                   $   96,903
  Nederlandse Waterschapsbank
        100,000               6.13                     02/13/2008                       93,592
  Textron Financial Corp.
        100,000               7.13                     12/09/2004                       98,796
                                                                                    ----------
                                                                                    $  289,291
 ---------------------------------------------------------------------------------------------
  Insurance Companies - 1.3%
  Prudential Insurance Company of America
  USD   100,000               6.38%                    07/23/2006                   $   92,490
                                                                                    ----------
                                                                                    $   92,490
 ---------------------------------------------------------------------------------------------
  Yankee Bank - 2.8%
  National Westminster Bank PLC
  USD   200,000               7.38%                    10/01/2009                   $  195,032
                                                                                    ----------
                                                                                    $  195,032
 ---------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $799,016)                                                                   $  770,323
 ---------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 17.9%
  United States Treasury Bonds
        200,000               6.75%                    08/15/2026                   $  200,938
        350,000               6.13                     11/15/2027                      325,717
  United States Treasury Notes
        200,000               5.88                     11/15/2005                      194,156
        104,083               3.63                     01/15/2008                       99,107
        300,000               4.75                     11/15/2008                      264,609
        160,000               6.00                     08/15/2009                      155,000
 ---------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,273,845)                                                                 $1,239,527
 ---------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND
Statement of Investments (continued)
December 31, 1999

    Principal               Interest                    Maturity
  Amount((Euro))              Rate                        Date                        Value

  Short-Term Obligation - 4.5%
  State Street Bank & Trust Euro Time Deposit
  314,000                    4.00%                     01/03/2000                   $  314,000
 ---------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $314,000)                                                                   $  314,000
 ---------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $6,754,864)                                                                 $6,616,790
 ---------------------------------------------------------------------------------------------

 ((ETheuprincipalramountoof)each)security is stated in the currency in which the bond is denominated. See below.
 CAD = Canadian Dollar
                  JPY = Japanese Yen
 DEM = German MarkNZD = New Zealand Dollar
 DKK = Danish Krone
                  SEK = Swedish Krona
 EUR = Euro Currency
                  USD = United States Dollar
 GBP = Great Britain Pound
 + Securities are exempt from registration under Rule 144A of the Securities
   Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market-value of Rule 144A securities amounted to $100,423 at December 31, 1999.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Variable Insurance Trust

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Growth and Income Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Large Cap Value Fund, CORE Small Cap Equity Fund, Capital Growth Fund, Mid Cap Value Fund, CORE International Equity Fund, Interna-tional Equity Fund, Short Duration Government Fund and Global Income Fund, portfolios constituting the Goldman Sachs Variable Insurance Trust (a Dela-ware Business Trust), including the statements of investments, as of December 31, 1999, and the related statements of operations and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibil-ity of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of each of the respective portfolios constituting the Goldman Sachs Variable Insurance Trust as of December 31, 1999, the results of their opera-tions, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting princi-ples.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 February 10, 2000

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Assets and Liabilities
December 31, 1999

                             Growth and    CORE U.S. CORE Large Cap     CORE Large
                            Income Fund  Equity Fund    Growth Fund Cap Value Fund

 Assets:

  Investment in
  securities, at value
  (identified cost
  $24,295,534,
  $45,258,682,
  $18,081,525, $3,359,448,
  $11,597,770, $8,407,677,
  $22,286,159,
  $10,783,102,
  $15,741,157,
  $10,372,441, $6,754,864)  $25,820,596  $50,641,982    $24,116,907     $3,490,631
  Cash, at value                236,657      634,783        155,705             --
  Receivables:
   Investment securities
   sold                              --           --             --             --
   Dividends and interest,
   at value                      25,506       34,305         16,692          4,924
   Fund shares sold              34,518      781,912         84,488          7,894
   Forward foreign
   currency exchange
   contracts                         --           --             --             --
   Variation margin               5,100       14,019          2,553             --
   Reimbursement from
   adviser                       31,453       22,349         28,559         18,250
  Deferred organization
  expenses, net                  12,549       12,912         12,912             --
  Other assets                    7,132        2,248          3,211          2,979
 ---------------------------------------------------------------------------------
  Total assets               26,173,511   52,144,510     24,421,027      3,524,678
 ---------------------------------------------------------------------------------

 Liabilities:

  Due to Bank                        --           --             --          9,835
  Payables:
   Investment securities
   purchased                     65,450           --             --             --
   Fund shares repurchased       44,197           --             --             --
   Amounts owed to
   affiliates                    24,173       34,176         21,465         12,314
   Forward foreign
   currency exchange
   contracts                         --           --             --             --
  Accrued expenses and
  other liabilities              50,659       51,854         50,637         46,993
 ---------------------------------------------------------------------------------
  Total liabilities             184,479       86,030         72,102         69,142
 ---------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital            25,409,532   45,943,218     18,109,015      3,264,958
  Accumulated
  undistributed
  (distributions in excess
  of) net investment
  income                            226           --            496             --
  Accumulated net realized
  gain (loss) on
  investments, options,
  futures and foreign
  currency related
  transactions               (1,026,678)     627,665        167,355         59,395
  Net unrealized gain
  (loss) on investments,
  options, futures and
  translation of assets
  and liabilities
  denominated in foreign
  currencies                  1,605,952    5,487,597      6,072,059        131,183
 ---------------------------------------------------------------------------------
  NET ASSETS                $25,989,032  $52,058,480    $24,348,925     $3,455,536
 ---------------------------------------------------------------------------------
  Total shares of
  beneficial interest
  outstanding, no par
  value (unlimited shares
  authorized)                 2,387,172    3,723,503      1,540,670        325,555
  Net asset value,
  offering and redemption
  price per share           $     10.89  $     13.98    $     15.80     $    10.61
 ---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                                 Mid Cap Value           CORE                 Short Duration      Global
  CORE Small Cap       Capital  Fund (formerly  International  International      Government      Income
     Equity Fund   Growth Fund Mid Cap Equity)    Equity Fund    Equity Fund            Fund        Fund


     $13,034,103   $10,346,389     $21,937,557    $12,885,988    $19,870,569     $10,192,722  $6,616,790
         139,155       100,856          99,410          9,639         67,433          91,079      15,809
          15,551        20,459         614,671         38,145             --              --          --
           6,030         5,538          34,804          9,573          6,547          57,807     132,918
         278,681        21,524         239,937          2,265         15,637           3,018      30,996
              --            --              --             --          3,235              --     185,333
          33,600            --                             --        241,995           3,344          --
          45,578        29,073          26,983         38,397         41,461          11,592      32,222
          12,912        13,775          13,786             --         12,549              --      12,549
           2,292         2,442           2,324         10,016         18,794              --       2,288
 --------------------------------------------------------------------------------------------------------
      13,567,902    10,540,056      22,969,472     12,994,023     20,278,220      10,359,562   7,028,905
 --------------------------------------------------------------------------------------------------------


              --            --              --             --             --              --          --
          11,761        21,895       1,012,569             --             --              --          --
              --        11,195              --             --             --              --       3,797
          15,135        14,042          20,952         19,124         24,025          15,056      13,382
              --            --              --             --         34,097              --      37,787
          53,252        42,678          53,626         86,186         60,909          39,177      50,015
 --------------------------------------------------------------------------------------------------------
          80,148        89,810       1,087,147        105,310        119,031          54,233     104,981
 --------------------------------------------------------------------------------------------------------


      12,300,084     8,449,936      22,739,296     10,599,252     15,711,511      10,569,389   7,080,363
              --            --              --         (4,061)      (115,894)             --     (21,641)
        (330,712)       61,598        (508,392)       190,810        342,312        (114,383)   (128,713)
       1,518,382     1,938,712        (348,579)     2,102,712      4,221,260        (149,677)     (6,085)
 --------------------------------------------------------------------------------------------------------
     $13,487,754   $10,450,246     $21,882,325    $12,888,713    $20,159,189     $10,305,329  $6,923,924
 --------------------------------------------------------------------------------------------------------
       1,272,177       745,953       2,599,069      1,052,429      1,393,042       1,058,716     704,257
     $     10.60   $     14.01     $      8.42    $     12.25    $     14.47     $      9.73  $     9.83
 --------------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Operations
For the Year Ended December 31, 1999

                             Growth and   CORE U.S.
                                 Income      Equity  CORE Large Cap  CORE Large Cap
                                   Fund        Fund     Growth Fund   Value Fund(a)
  Investment income(b):
  Dividends                  $  325,084  $  221,683      $  107,786       $  42,905
  Interest                      129,131      84,721          25,129           2,536
 -----------------------------------------------------------------------------------
  Total income                  454,215     306,404         132,915          45,441
 -----------------------------------------------------------------------------------
  Expenses:
  Management fees               145,858     142,551          98,207          17,243
  Transfer agent fees            25,539      22,018          23,825          25,665
  Custodian fees                 61,045      58,263          52,693          31,915
  Registration fees                 702       1,512           1,567             884
  Professional fees              52,813      50,087          50,086          39,898
  Trustee fees                    9,268       9,268           9,269           2,044
  Amortization of deferred
  organization expenses           4,107       4,107           4,108              --
  Other                          21,504      20,877          20,331          20,600
 -----------------------------------------------------------------------------------
  Total expenses                320,836     308,683         260,086         138,249
 -----------------------------------------------------------------------------------
  Less -- expenses
  reimbursed and fees
  waived                       (145,807)   (145,768)       (147,849)       (118,542)
 -----------------------------------------------------------------------------------
  Net expenses                  175,029     162,915         112,237          19,707
 -----------------------------------------------------------------------------------
  NET INVESTMENT INCOME         279,186     143,489          20,678          25,734
 -----------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, option, futures and for-
  eign currency transactions:
  Net realized gain (loss)
  from:
  Investment transactions      (751,691)  1,039,589         819,457         122,667
  Options written                14,887          --              --              --
  Futures transactions          164,889     351,818         (24,451)             --
  Foreign currency related
  transactions                       38         (12)             --              --
  Net change in unrealized
  gain (loss) on:
  Investments                 1,270,255   4,070,207       4,339,428         131,183
  Futures                        80,890     104,283          36,677              --
  Translation of assets
  and liabilities
  denominated in foreign
  currencies                         --          --              --              --
 -----------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment, options,
  futures and foreign
  currency transactions:        779,268   5,565,885       5,171,111         253,850
 -----------------------------------------------------------------------------------
  NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS            $1,058,454  $5,709,374      $5,191,789       $ 279,584
 -----------------------------------------------------------------------------------

 (a) Commenced operations on April 1, 1999.
 (b) For the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, CORE International Equity, International Equity and Global Income Funds, taxes withheld on dividends and interests were $2,996, $3,196, $2,731, $50, $18, $100, $1,139, $23,295, $24,317 and $443, respectively.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                      Capital    Mid Cap Value            CORE                 Short Duration
  CORE Small Cap       Growth   Fund (formerly   International  International      Government  Global Income
     Equity Fund         Fund  Mid Cap Equity)  Equity Fund(a)    Equity Fund         Fund(a)           Fund
      $   65,007   $   49,891        $ 176,561      $  158,855     $  196,239       $      --      $      --
          12,108        9,517           78,099          13,651         34,477         464,480        329,897
 ------------------------------------------------------------------------------------------------------------
          77,115       59,408          254,660         172,506        230,716         464,480        329,897
 ------------------------------------------------------------------------------------------------------------
          46,304       47,162           90,695          69,908        138,806          41,965         56,181
          26,754       24,073           22,834          25,660         23,348          25,619         24,243
         102,232       42,059           51,296         131,397        108,151          27,219         51,334
           1,510          865              706           2,831          2,352           2,831          1,569
          50,087       49,304           49,304          39,898         49,782          39,898         52,162
           9,268        9,268            9,268           2,044          9,268           2,044          9,268
           4,108        4,107            4,107              --          4,107              --          4,107
          19,879       19,783           19,911          20,726         21,130          20,599         20,179
 ------------------------------------------------------------------------------------------------------------
         260,142      196,621          248,121         292,464        356,944         160,175        219,043
 ------------------------------------------------------------------------------------------------------------
        (204,581)    (140,027)        (140,421)       (201,868)      (183,436)       (106,765)      (153,499)
 ------------------------------------------------------------------------------------------------------------
          55,561       56,594          107,700          90,596        173,508          53,410         65,544
 ------------------------------------------------------------------------------------------------------------
          21,554        2,814          146,960          81,910         57,208         411,070        264,353
 ------------------------------------------------------------------------------------------------------------
         395,743      325,897         (347,009)        539,715      1,611,127        (110,029)      (150,774)
              --           --            8,288              --             --              --             --
          44,960           --           53,358              --         34,480          (4,354)            --
              --           --              (11)        (34,674)       (10,800)             --         (1,252)
       1,135,083    1,405,423         (236,347)      2,102,886      2,782,344        (179,719)      (303,468)
          82,049           --               --              --        102,218          30,042             --
              --           --               --            (174)        (3,196)             --        133,633
 ------------------------------------------------------------------------------------------------------------
       1,657,835    1,731,320         (521,721)      2,607,753      4,516,173        (264,060)      (321,861)
 ------------------------------------------------------------------------------------------------------------
      $1,679,389   $1,734,134        $(374,761)     $2,689,663     $4,573,381       $ 147,010      $ (57,508)
 ------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Changes in Net Assets
For the Year Ended December 31, 1999

                             Growth and    CORE U.S.  CORE Large Cap  CORE Large Cap
                            Income Fund  Equity Fund     Growth Fund   Value Fund(a)
  From operations:
  Net investment income     $   279,186  $   143,489     $    20,678      $   25,734
  Net realized gain (loss)
  on investment, options,
  futures and foreign
  currency related
  transactions                 (571,877)   1,391,395         795,006         122,667
  Net change in unrealized
  gain (loss) on
  investments, options,
  futures and translation
  of assets and
  liabilities denominated
  in foreign currencies       1,351,145    4,174,490       4,376,105         131,183
 ------------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from operations             1,058,454    5,709,374       5,191,789         279,584
 ------------------------------------------------------------------------------------
  Distributions to share-
  holders:
  From net investment
  income                       (279,186)    (143,489)        (20,678)        (25,734)
  In excess of net
  investment income              (3,919)      (6,622)         (3,612)         (4,850)
  From net realized gain
  on investment, options,
  futures and foreign
  currency transactions              --     (524,244)             --         (58,422)
 ------------------------------------------------------------------------------------
  Total distributions to
  shareholders                 (283,105)    (674,355)        (24,290)        (89,006)
 ------------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of
  shares                     16,777,010   39,589,353      11,571,355       3,293,945
  Reinvestment of
  dividends and
  distributions                 283,104      674,354          24,167          85,892
  Cost of shares
  repurchased                (5,660,860)  (3,049,107)       (628,485)       (114,879)
 ------------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  share transactions         11,399,254   37,214,600      10,967,037       3,264,958
 ------------------------------------------------------------------------------------
  TOTAL INCREASE             12,174,603   42,249,619      16,134,536       3,455,536
 ------------------------------------------------------------------------------------
  Net assets:
  Beginning of period        13,814,429    9,808,861       8,214,389              --
 ------------------------------------------------------------------------------------
  End of period             $25,989,032  $52,058,480     $24,348,925      $3,455,536
 ------------------------------------------------------------------------------------
  Accumulated
  undistributed
  (distributions in excess
  of) net investment
  income                    $       226  $        --     $       496      $       --
 ------------------------------------------------------------------------------------
  Summary of share trans-
  actions:
  Shares sold                 1,534,847    3,061,033         883,252         327,984
  Shares issued on
  reinvestment of
  dividends and
  distributions                  26,583       50,325           1,619           8,299
  Shares repurchased           (496,142)    (246,857)        (47,422)        (10,728)
 ------------------------------------------------------------------------------------
  Total                       1,065,288    2,864,501         837,449         325,555
 ------------------------------------------------------------------------------------

 (a) Commenced operations on April 1, 1999.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                                  Mid Cap Value            CORE                 Short Duration
  CORE Small Cap       Capital   Fund (formerly   International  International      Government       Global
     Equity Fund   Growth Fund  Mid Cap Equity)  Equity Fund(a)    Equity Fund         Fund(a)  Income Fund
     $    21,554   $     2,814      $   146,960     $    81,910    $    57,208     $   411,070   $  264,353
         440,703       325,897         (285,374)        505,041      1,634,807        (114,383)    (152,026)
       1,217,132     1,405,423         (236,347)      2,102,712      2,881,366        (149,677)    (169,835)
 -----------------------------------------------------------------------------------------------------------
       1,679,389     1,734,134         (374,761)      2,689,663      4,573,381         147,010      (57,508)
 -----------------------------------------------------------------------------------------------------------
         (21,554)       (2,814)        (146,960)        (64,631)       (57,208)       (411,070)    (222,866)
          (4,427)       (5,555)          (5,250)             --       (187,931)         (5,554)          --
              --      (239,526)              --        (335,571)    (1,219,801)             --      (35,447)
 -----------------------------------------------------------------------------------------------------------
         (25,981)     (247,895)        (152,210)       (400,202)    (1,464,940)       (416,624)    (258,313)
 -----------------------------------------------------------------------------------------------------------
       7,372,445     4,867,045       27,018,313      10,269,336     10,914,867      10,525,682    1,586,871
          23,889       249,170          151,832         394,437      1,464,935         413,063      254,444
        (402,880)     (615,262)     (10,364,745)        (64,521)    (6,534,776)       (363,802)    (342,856)
 -----------------------------------------------------------------------------------------------------------
       6,993,454     4,500,953       16,805,400      10,599,252      5,845,026      10,574,943    1,498,459
 -----------------------------------------------------------------------------------------------------------
       8,646,862     5,987,192       16,278,429      12,888,713      8,953,467      10,305,329    1,182,638
 -----------------------------------------------------------------------------------------------------------
       4,840,892     4,463,054        5,603,896              --     11,205,722              --    5,741,286
 -----------------------------------------------------------------------------------------------------------
     $13,487,754   $10,450,246      $21,882,325     $12,888,713    $20,159,189     $10,305,329   $6,923,924
 -----------------------------------------------------------------------------------------------------------
     $        --   $        --      $        --     $    (4,061)   $  (115,894)    $        --   $  (21,641)
 -----------------------------------------------------------------------------------------------------------
         775,824       383,533        3,033,801       1,024,244        865,376       1,052,325      155,968
           2,661        18,609           18,699          33,915        106,930          42,453       25,884
         (41,816)      (50,626)      (1,107,272)         (5,730)      (520,324)        (36,062)     (34,083)
 -----------------------------------------------------------------------------------------------------------
         736,669       351,516        1,945,228       1,052,429        451,982       1,058,716      147,769
 -----------------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Changes in Net Assets
For the Period Ended December 31, 1998(a)

                                                                    Growth and
                                                                   Income Fund
  From operations:
  Net investment income                                            $   117,677
  Net realized gain (loss) on investments, futures and foreign
   currency transactions                                              (454,763)
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                                  254,807
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations      (82,279)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income                                          (117,677)
  In excess of net investment income                                    (3,441)
  From net realized gain on investment transactions                         --
 ------------------------------------------------------------------------------
  Total distributions to shareholders                                 (121,118)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                     14,318,816
  Reinvestment of dividends and distributions                          121,118
  Cost of shares repurchased                                          (522,108)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions      13,917,826
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                    13,714,429
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                  100,000
 ------------------------------------------------------------------------------
  End of period                                                    $13,814,429
 ------------------------------------------------------------------------------
  Accumulated distributions in excess of net investment income     $        --
 ------------------------------------------------------------------------------
  Summary of share transactions:
  Shares sold                                                        1,362,585
  Shares issued on reinvestment of dividends and distributions          11,782
  Shares repurchased                                                   (52,483)
 ------------------------------------------------------------------------------
  TOTAL                                                              1,321,884
 ------------------------------------------------------------------------------

 (a) The Growth and Income, International Equity and Global Income Funds commenced operations on January 12, 1998; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds commenced operations on February 13, 1998; the Capital Growth and Mid Cap Equity Funds commenced operations on April 30, 1998 and May 1, 1998, respectively.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

    CORE U.S.   CORE Large Cap CORE Small Cap     Capital      Mid Cap  International      Global
  Equity Fund      Growth Fund    Equity Fund Growth Fund  Equity Fund    Equity Fund Income Fund
   $   41,873     $   10,579     $   12,998   $    9,584   $    40,774   $    20,063  $  236,855
     (236,971)      (627,651)      (771,415)     (23,325)     (223,031)       59,153      23,945
    1,313,107      1,695,954        301,250      533,289      (112,232)    1,339,894     163,750
 ------------------------------------------------------------------------------------------------
    1,118,009      1,078,882       (457,167)     519,548      (294,489)    1,419,110     424,550
 ------------------------------------------------------------------------------------------------
      (41,873)       (10,579)       (12,998)      (9,584)      (40,774)           --    (213,231)
       (1,567)        (1,864)        (1,946)      (1,046)       (2,334)           --          --
           --             --             --           --            --       (85,668)    (57,323)
 ------------------------------------------------------------------------------------------------
      (43,440)       (12,443)       (14,944)     (10,630)      (43,108)      (85,668)   (270,554)
 ------------------------------------------------------------------------------------------------
    9,097,369      7,271,607      5,329,424    3,988,296     6,990,413     9,861,289   5,338,273
       43,440         12,443         14,944       10,630        43,107        85,668     270,269
     (406,517)      (136,100)       (31,365)     (44,790)   (1,092,027)      (74,677)    (21,252)
 ------------------------------------------------------------------------------------------------
    8,734,292      7,147,950      5,313,003    3,954,136     5,941,493     9,872,280   5,587,290
 ------------------------------------------------------------------------------------------------
    9,808,861      8,214,389      4,840,892    4,463,054     5,603,896    11,205,722   5,741,286
 ------------------------------------------------------------------------------------------------
           --             --             --           --            --            --          --
 ------------------------------------------------------------------------------------------------
   $9,808,861     $8,214,389     $4,840,892   $4,463,054   $ 5,603,896   $11,205,722  $5,741,286
 ------------------------------------------------------------------------------------------------
   $       --     $       --     $       --   $       --   $        --   $   (12,690) $   (6,552)
 ------------------------------------------------------------------------------------------------
      893,251        715,088        537,211      397,752       781,599       940,178     532,484
        3,963          1,122          1,756          995         5,238         7,521      26,012
      (38,212)       (12,989)        (3,459)      (4,310)     (132,996)       (6,639)     (2,008)
 ------------------------------------------------------------------------------------------------
      859,002        703,221        535,508      394,437       653,841       941,060     556,488
 ------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                           Income from
                                    investment operations(a)       Distributions to shareholders
                                    ---------------------------    ------------------------------
                          Net asset                Net realized               In excess    From
                          value at      Net            and          From net    of net     net
                          beginning  investment     unrealized     investment investment realized
                          of period    income      gain (loss)       income     income     gain
  Growth and Income Fund
  For the year ended
  December 31, 1999        $10.45     $      0.12    $       0.44    $(0.12)    $   --    $   --
  For the period ended
  December 31, 1998(f)      10.00            0.09            0.45     (0.09)        --        --
 ------------------------------------------------------------------------------------------------
  CORE U.S. Equity Fund
  For the year ended
  December 31, 1999         11.42            0.05            2.72     (0.05)        --     (0.16)
  For the period ended
  December 31, 1998(f)      10.00            0.05            1.42     (0.05)        --        --
 ------------------------------------------------------------------------------------------------
  CORE Large Cap Growth
  Fund
  For the year ended
  December 31, 1999         11.68            0.02            4.12     (0.02)        --        --
  For the period ended
  December 31, 1998(f)      10.00            0.02            1.68     (0.02)        --        --
 ------------------------------------------------------------------------------------------------
  CORE Large Cap Value
  Fund
  For the period ended
  December 31, 1999(e)      10.00            0.09            0.81     (0.09)     (0.01)    (0.19)
 ------------------------------------------------------------------------------------------------
  CORE Small Cap Equity
  Fund
  For the year ended
  December 31, 1999          9.04            0.02            1.56     (0.02)        --        --
  For the period ended
  December 31, 1998(f)      10.00            0.02           (0.95)    (0.02)     (0.01)       --
 ------------------------------------------------------------------------------------------------
  Capital Growth Fund
  For the year ended
  December 31, 1999         11.31            0.01            3.04     (0.01)        --     (0.34)
  For the period ended
  December 31, 1998(f)      10.00            0.03            1.31     (0.03)        --        --
 ------------------------------------------------------------------------------------------------
  Mid Cap Value Fund
  For the year ended
  December 31, 1999          8.57            0.07           (0.15)    (0.07)        --        --
  For the period ended
  December 31, 1998(f)      10.00            0.07           (1.43)    (0.07)        --        --
 ------------------------------------------------------------------------------------------------
  CORE International
  Equity Fund
  For the period ended
  December 31, 1999(e)      10.00            0.08            2.56     (0.06)        --     (0.33)
 ------------------------------------------------------------------------------------------------
  International Equity
  Fund
  For the year ended
  December 31, 1999         11.91            0.07            3.66     (0.07)     (0.13)    (0.97)
  For the period ended
  December 31, 1998(f)      10.00            0.02            1.98       --          --     (0.09)
 ------------------------------------------------------------------------------------------------
  Short Duration
  Government Fund
  For the period ended
  December 31, 1999(e)      10.00            0.41           (0.27)    (0.41)        --        --
 ------------------------------------------------------------------------------------------------
  Global Income Fund
  For the year ended
  December 31, 1999         10.32            0.39           (0.50)    (0.33)        --     (0.05)
  For the period ended
  December 31, 1998(f)      10.00            0.45            0.38     (0.40)        --     (0.11)
 ------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
 (c) Annualized.
 (d) Not annualized.
 (e) CORE Large Cap Value, CORE International Equity and Short Duration Government commenced operations on April 1, 1999.
 (f) Growth and Income, International Equity and Global Income commenced operations on January 12, 1998; CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity commenced operations on February 13, 1998; Capital Growth and Mid Cap Value commenced operations on April 30, 1998 and May 1, 1998, respectively.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                                                                       Ratios assuming no
                                                                    voluntary waiver of fees
                                                                     or expense limitations
                                                                    ------------------------
                                        Net
     Net                              assets              Ratio of               Ratio of
   increase                           at end   Ratio of     net      Ratio of       net
  (decrease)   Net asset                of       net     investment    net      investment
    in net      value,                period   expenses    income    expenses  income (loss) Portfolio
    asset       end of     Total        (in   to average to average to average  to average   turnover
    value       period   return(b)     000s)  net assets net assets net assets  net assets     rate
     $0.44      $10.89      5.41%     $25,989    0.90%      1.44%      1.65%        0.69%       121%
      0.45       10.45      5.47(d)    13,814    0.90(c)    1.85(c)    2.69(c)      0.06(c)      88(d)
 -----------------------------------------------------------------------------------------------------
      2.56       13.98     24.30       52,058    0.80       0.70       1.52        (0.02)        70
      1.42       11.42     14.73(d)     9,809    0.80(c)    0.70(c)    2.83(c)     (1.33)(c)     75(d)
 -----------------------------------------------------------------------------------------------------
      4.12       15.80     35.42       24,349    0.80       0.15       1.85        (0.90)        70
      1.68       11.68     16.99(d)     8,214    0.80(c)    0.20(c)    2.87(c)     (1.87)(c)     69(d)
 -----------------------------------------------------------------------------------------------------
      0.61       10.61      8.99(d)     3,456    0.80(c)    1.04(c)    5.61(c)     (3.77)(c)     48(d)
 -----------------------------------------------------------------------------------------------------
      1.56       10.60     17.54       13,488    0.90       0.35       4.22        (2.97)       101
     (0.96)       9.04     (9.30)(d)    4,841    0.90(c)    0.30(c)    3.92(c)     (2.72)(c)     74(d)
 -----------------------------------------------------------------------------------------------------
      2.70       14.01     27.13       10,450    0.90       0.04       3.13        (2.19)        34
      1.31       11.31     13.40(d)     4,463    0.90(c)    0.42(c)    4.92(c)     (3.60)(c)     20(d)
 -----------------------------------------------------------------------------------------------------
     (0.15)       8.42     (0.95)      21,882    0.95       1.30       2.19         0.06        103
     (1.43)       8.57    (13.56)(d)    5,604    0.95(c)    1.74(c)    4.79(c)     (2.10)(c)     38(d)
 -----------------------------------------------------------------------------------------------------
      2.25       12.25     26.64(d)    12,889    1.10(c)    1.00(c)    3.55(c)     (1.45)(c)     97(d)
 -----------------------------------------------------------------------------------------------------
      2.56       14.47     31.85       20,159    1.25       0.41       2.57        (0.91)        87
      1.91       11.91     20.07(d)    11,206    1.25(c)    0.23(c)    2.97(c)     (1.49)(c)     76(d)
 -----------------------------------------------------------------------------------------------------
     (0.27)       9.73      1.41(d)    10,305    0.70(c)    5.39(c)    2.10(c)      3.99(c)     152(d)
 -----------------------------------------------------------------------------------------------------
     (0.49)       9.83     (1.01)       6,924    1.05       4.23       3.51         1.77        200
      0.32       10.32      8.29(d)     5,741    1.05(c)    4.59(c)    3.30(c)      2.34(c)     203(d)
 -----------------------------------------------------------------------------------------------------

 Variable Insurance Trust--Tax Information (unaudited)

   For the year ended December 31, 1999, 100.0%, 26.94%, 100.0%, 32.60%,
 100.0%, 38.44% and 100.0% of the dividends paid from net investment income by the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth and Mid Cap Value Funds respec-tively, qualify for the dividends received deduction available to corpora-tions.

   Pursuant to Section 852 of the Internal Revenue Code, CORE U.S. Equity, Cap-ital Growth and International Equity Funds designate $387,214, $157,845 and $592,901 as a capital gain dividend for its year ended December 31, 1999.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements
December 31, 1999
 1. ORGANIZATION

 Goldman Sachs Variable Insurance Trust (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940, as amended ("the Act") as an open-end, management investment company. The Trust includes Goldman Sachs Growth and Income Fund ("Growth and Income"), Goldman Sachs CORE U.S. Equity Fund ("CORE U.S. Equity"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth"), Goldman Sachs CORE Large Cap Value Fund ("CORE Large Cap Value"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity"), Goldman Sachs Capital Growth Fund ("Capital Growth"), Goldman Sachs Mid Cap Value Fund ("Mid Cap Value") (formerly Mid Cap Equity), Goldman Sachs CORE International Equity Fund ("CORE Interna-tional Equity") Goldman Sachs International Equity Fund ("International Equi-ty"), Goldman Sachs Short Duration Government Fund ("Short Duration Government") and Goldman Sachs Global Income Fund ("Global Income"), collec-tively, "the Funds" or individually a "Fund". Each Fund, except the Global Income Fund, is diversified under the Act. The Global Income Fund is a "non-diversified" Fund under the Act.
   Shares of the Trust may be purchased and held by separate accounts of par-ticipating life insurance companies for the purpose of funding variable annu-ity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt secu-rities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which accurate quota-tions are not readily available, are valued at fair value using methods ap-proved by the Board of Trustees.

 B. Securities Transactions and Investment Income -- Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. Growth and Income, Short Duration Government and Global Income do not amor-tize market premiums. In addition, it is the Funds' policy to accrue for es-timated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.

 C. Foreign Currency Translations -- Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valu-ations, other assets and liabilities initially expressed in foreign curren-cies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments,

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
 income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign currency exchange gains and losses from the sale and holdings of foreign currencies and sale of investments (for fixed income only); (ii) gains and losses between trade date and settlement date on in-vestment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest and dividend recorded and the amounts actually received.

 D. Mortgage Dollar Rolls -- Global Income and Short Duration Government may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the in-terest earned on the cash proceeds of the securities sold until the settle-ment date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash, liquid assets or high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dol-lar rolls as two separate transactions; one involving the purchase of a secu-rity and a separate transaction involving a sale.

 E. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax- exempt income to its shareholders. Accordingly, no federal tax pro-visions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist as well as timing differences.
   As of December 31, 1999, the following Funds had capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

                                            Year of
  Fund                             Amount  Expiration
 ----------------------------------------------------
  Growth and Income Fund          $599,984 2006-2007
 ----------------------------------------------------
  CORE Small Cap Equity Fund       198,691      2006
 ----------------------------------------------------
  Mid Cap Value Fund               149,174 2006-2007
 ----------------------------------------------------
  Short Duration Government Fund    82,910      2007
 ----------------------------------------------------
  Global Income Fund               136,949      2007
 ----------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 1999
   At December 31, 1999 the Funds' aggregate unrealized gains and losses based on cost for federal income tax purposes was as follows:

                                           Gross      Gross        Net
                                         Unrealized Unrealized Unrealized
  Fund                        Tax Cost      Gain       Loss    Gain (Loss)
 -------------------------------------------------------------------------
  Growth and Income          $24,559,773 $2,502,777 $1,241,954 $1,260,823
 -------------------------------------------------------------------------
  CORE U.S. Equity            45,299,571  6,847,470  1,505,059  5,342,411
 -------------------------------------------------------------------------
  CORE Large Cap Growth       18,099,962  6,641,236    624,291  6,016,945
 -------------------------------------------------------------------------
  CORE Large Cap Value         3,359,464    366,552    235,385    131,167
 -------------------------------------------------------------------------
  CORE Small Cap Equity       11,647,743  2,075,941    689,581  1,386,360
 -------------------------------------------------------------------------
  Capital Growth               8,414,741  2,272,926    341,278  1,931,648
 -------------------------------------------------------------------------
  Mid Cap Value               22,495,722    978,495  1,536,660   (558,165)
 -------------------------------------------------------------------------
  CORE International Equity   10,793,723  2,580,234    487,969  2,092,265
 -------------------------------------------------------------------------
  International Equity        15,756,974  4,501,908    388,313  4,113,595
 -------------------------------------------------------------------------
  Short Duration Government   10,373,872      1,485    182,635   (181,150)
 -------------------------------------------------------------------------
  Global Income                6,758,186    152,785    294,181   (141,396)
 -------------------------------------------------------------------------

 F. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years (with the excep-tion of those funds which commenced operations in 1999).
   The deferred organization costs for Growth and Income, International Equity and Global Income Funds each have an unamortized period remaining through January 12, 2003; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds each have an unamortized period remaining through February 13, 2003; the Capital Growth and Mid Cap Value Funds have an unamortized pe-riod remaining through April 30, 2003 and May 1, 2003, respectively.

 G. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the port-folios on a straight-line or pro rata basis depending upon the nature of the expense.

 H. Segregation Transactions -- As set forth in the prospectus, certain Funds may enter into derivative transactions to seek to increase total return. For-ward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when issued securities and forward commitments are ex-amples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, CORE International Equity and Short Duration Government Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as the investment adviser for International Equity and Global Income. Under the Agreement, the advisers, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios (GSAM and GSAMI are each re-ferred to herein as the "investment adviser"). As compensation for the serv-ices rendered pursuant to the Agreement, the assumption of the expenses related thereto

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
 and administering the Funds' business affairs, including providing facili-ties, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate of the average daily net assets as follows:

  Fund                                Fee
 ------------------------------------------
  Growth and Income Fund              0.75%
 ------------------------------------------
  CORE U.S. Equity Fund               0.70
 ------------------------------------------
  CORE Large Cap Growth Fund          0.70
 ------------------------------------------
  CORE Large Cap Value Fund           0.70
 ------------------------------------------
  CORE Small Cap Equity Fund          0.75
 ------------------------------------------
  Capital Growth Fund                 0.75
 ------------------------------------------
  Mid Cap Value Fund                  0.80
 ------------------------------------------
  CORE International Equity Fund      0.85
 ------------------------------------------
  International Equity Fund           1.00
 ------------------------------------------
  Short Duration Government Fund      0.55
 ------------------------------------------
  Global Income Fund                  0.90
 ------------------------------------------

   The advisers have voluntarily agreed to limit certain "Other Expenses" of the Funds (excluding management fees, taxes, interest, brokerage fees, liti-gation and indemnification and other extraordinary expenses) to the extent that such expenses exceed .15%, .10%, .10%, .10%, .15%, .15%, .15%, .25%,
 .25%, .15% and .15% of the average daily net assets of Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, CORE International Equity, Interna-tional Equity, Short Duration Government and Global Income, respectively.
   For the year ended December 31, 1999, the adviser has voluntarily agreed to reimburse other expenses and the Funds have entered into expense offset ar-rangements with the custodian resulting in a reduction in expenses as follows (amounts in thousands):

                                                       Transfer
                                           Custody Fee Agent Fee
  Fund                       Reimbursement  Reduction   Waiver   Total
 ---------------------------------------------------------------------
  Growth and Income              $129          $ 2        $15    $146
 ---------------------------------------------------------------------
  CORE U.S. Equity                129            2         15     146
 ---------------------------------------------------------------------
  CORE Large Cap Growth           131            2         15     148
 ---------------------------------------------------------------------
  CORE Large Cap Value            108           --         11     119
 ---------------------------------------------------------------------
  CORE Small Cap Equity           188            2         15     205
 ---------------------------------------------------------------------
  Capital Growth                  123            2         15     140
 ---------------------------------------------------------------------
  Mid Cap Value                   123            2         15     140
 ---------------------------------------------------------------------
  CORE International Equity       191           --         11     202
 ---------------------------------------------------------------------
  International Equity            166            2         15     183
 ---------------------------------------------------------------------
  Short Duration Government        96           --         11     107
 ---------------------------------------------------------------------
  Global Income                   136            2         15     153
 ---------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 1999
   Goldman Sachs also serves as the transfer agent of the Funds and has volun-tarily waived its fees. Goldman Sachs may discontinue or modify this waiver in the future at its discretion. Goldman Sachs serves as the distributor of each Fund's shares at no cost to the Funds.
 At December 31, 1999, the amounts owed to affiliates were as follows (in thousands):

                                        Transfer
                             Management  Agent
  Fund                          Fees      Fees   Total
 -----------------------------------------------------
  Growth and Income             $16       $ 8     $24
 -----------------------------------------------------
  CORE U.S. Equity               26         8      34
 -----------------------------------------------------
  CORE Large Cap Growth          13         8      21
 -----------------------------------------------------
  CORE Large Cap Value            2        10      12
 -----------------------------------------------------
  CORE Small Cap Equity           7         8      15
 -----------------------------------------------------
  Capital Growth                  6         8      14
 -----------------------------------------------------
  Mid Cap Value                  13         8      21
 -----------------------------------------------------
  CORE International Equity       9        10      19
 -----------------------------------------------------
  International Equity           16         8      24
 -----------------------------------------------------
  Short Duration Government       5        10      15
 -----------------------------------------------------
  Global Income                   5         8      13
 -----------------------------------------------------

   As of December 31, 1999, Goldman Sachs was the beneficial owner of 14%, 33%, 92%, 39%, 41%, 95%, 61%, 94% and 77% of the outstanding shares of the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, CORE International Equity, International Equity, Short Duration Government and Global Income, respectively.

 4. PORTFOLIO SECURITY TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the year ended December 31, 1999, were as follows:

                                                       Sales or     Sales or Maturities
                 Purchases of        Purchases       Maturities of    (excluding U.S.
                U.S. Government   (excluding U.S.   U.S. Government   Government and
                  and agency      Government and      and agency          agency
                  obligations   agency obligations)   obligations      obligations)
 --------------------------------------------------------------------------------------
 Growth and
Income            $        --       $29,443,106       $        --       $20,524,300
 --------------------------------------------------------------------------------------
 CORE U.S. Eq-
uity                       --        43,428,985                --        13,850,359
 --------------------------------------------------------------------------------------
 CORE Large
Cap Growth                 --        19,108,541                --         9,519,263
 --------------------------------------------------------------------------------------
 CORE Large
Cap Value                  --         4,836,395                --         1,599,615
 --------------------------------------------------------------------------------------
 CORE Small
Cap Equity                 --        11,119,301                --         6,251,391
 --------------------------------------------------------------------------------------
 Capital
Growth                     --         6,432,230                --         2,096,962
 --------------------------------------------------------------------------------------
 Mid Cap Value             --        27,631,952                --        10,392,146
 --------------------------------------------------------------------------------------
 CORE Interna-
tional Equity              --        20,947,358                --        10,704,104
 --------------------------------------------------------------------------------------
 International
Equity                     --        13,958,020                --        11,507,397
 --------------------------------------------------------------------------------------
 Short Dura-
tion Govern-
ment               22,793,313         3,042,138        15,035,246           507,143
 --------------------------------------------------------------------------------------
 Global Income      2,865,744        10,246,731         3,380,745         8,160,603
 --------------------------------------------------------------------------------------

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

 Option Accounting Principles -- When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Funds realize a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds pur-chase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds en-ter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a pur-chased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.
   For the year ended December 31, 1999, written call option transactions in Growth and Income were as follows:

                                           Number of  Premium
 Written Options                           Contracts  Received
 --------------------------------------------------------------
 Balance outstanding at beginning of year         --        --
 Options written                                  69  $ 14,887
 Options expired                                 (51)  (12,167)
 Options assigned                                (18)   (2,720)
 --------------------------------------------------------------
 BALANCE OUTSTANDING, END OF YEAR                 --  $     --
 --------------------------------------------------------------

   For the year ended December 31, 1999, written call option transactions in Mid Cap Value were as follows:

                                                      Number of  Premium
 Written Options                                      Contracts  Received
 -------------------------------------------------------------------------
 Balance outstanding at beginning of year                    --        --
 Options written                                             39   $10,747
 Options expired                                             (7)   (2,127)
 Options assigned                                            (7)   (3,742)
 Options terminated in closing purchase transactions        (25)   (4,878)
 -------------------------------------------------------------------------
 BALANCE OUTSTANDING, END OF YEAR                            --   $    --
 -------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 1999
 Forward Foreign Currency Exchange Contracts -- CORE International Equity, In-ternational Equity, Global Income, Growth and Income, Capital Growth and Mid Cap Value may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or port-folio positions. CORE International Equity, International Equity and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable trans-lation rates. The Funds record realized gains or losses at the time the for-ward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
   At December 31, 1999, International Equity had outstanding forward foreign currency exchange contracts as follows:

                                     Value on
  Open Forward Foreign Currency     Settlement  Current   Unrealized Unrealized
  Purchase Contracts                   Date      Value       Gain       Loss
 ------------------------------------------------------------------------------
  Euro Currency expiring 1/26/2000  $  108,400 $  104,706     $   --    $ 3,694
 ------------------------------------------------------------------------------
  TOTAL OPEN FORWARD FOREIGN
  CURRENCY PURCHASE
  CONTRACTS                         $  108,400 $  104,706     $   --    $ 3,694
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                                     Value on
  Open Forward Foreign Currency     Settlement  Current   Unrealized Unrealized
  Sale Contracts                       Date      Value       Gain       Loss
 ------------------------------------------------------------------------------
  Japanese Yen expiring 2/17/2000   $1,862,703 $1,869,008     $1,100    $ 7,405
  Euro Currency expiring 3/15/2000      11,386     11,451         --         65
  Hong Kong Dollars expiring
  6/8/2000                             544,469    544,425         44         --
 ------------------------------------------------------------------------------
  TOTAL OPEN FORWARD FOREIGN
  CURRENCY SALE
  CONTRACTS                         $2,418,558 $2,424,884     $1,144    $ 7,470
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
  Closed but Unsettled               Purchase     Sale     Realized   Realized
  Forward Currency Contracts          Value      Value       Gain       Loss
 ------------------------------------------------------------------------------
  Euro Currency expiring 1/26/2000  $   63,153 $   64,062     $  909    $    --
  Euro Currency expiring 1/26/2000     312,600    311,756         --        844
  Euro Currency expiring 1/26/2000     421,000    422,182      1,182         --
  Euro Currency expiring 3/15/2000     881,000    869,614         --     11,386
  Japanese Yen expiring 2/17/2000      862,000    851,297         --     10,703
 ------------------------------------------------------------------------------
  TOTAL CLOSED BUT UNSETTLED
  FORWARD FOREIGN CURRENCY
  CONTRACTS                         $2,539,753 $2,518,911     $2,091    $22,933
 ------------------------------------------------------------------------------

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
   At December 31, 1999, Global Income had outstanding forward foreign cur-rency exchange contracts as follows:

                                     Value on
  Open Foreign Currency             Settlement  Current   Unrealized Unrealized
  Purchase Contracts                   Date      Value       Gain       Loss
 ------------------------------------------------------------------------------
  Australian Dollars expiring
  3/23/2000                         $  172,000 $  177,649   $  5,649    $    --
  Canadian Dollars expiring
  2/29/2000                            117,724    120,164      2,440         --
  Swedish Krona expiring 3/16/2000      38,482     38,042         --        440
 ------------------------------------------------------------------------------
  TOTAL OPEN FOREIGN CURRENCY
  PURCHASE CONTRACTS                $  328,206 $  335,855   $  8,089    $   440
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                                     Value on
  Open Foreign Currency             Settlement  Current   Unrealized Unrealized
  Sale Contracts                       Date      Value       Gain       Loss
 ------------------------------------------------------------------------------
  Danish Krones expiring 1/21/2000  $   97,727 $   91,738   $  5,989    $    --
  Euros expiring 1/26/2000           2,128,427  1,978,375    150,052         --
  Euros expiring 3/6/2000              267,000    267,469         --        469
  British Pounds expiring 5/2/2000     622,580    627,802         --      5,222
  Japanese Yen expiring 2/17/2000    1,553,373  1,577,774      1,554     25,955
  New Zealand Dollar expiring
  10/18/2000                           106,599    108,252         --      1,653
 ------------------------------------------------------------------------------
  TOTAL OPEN FOREIGN CURRENCY SALE
  CONTRACTS                         $4,775,706 $4,651,410   $157,595    $33,299
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
  Closed but Unsettled               Purchase     Sale     Realized   Realized
  Forward Currency Contracts          Value      Value       Gain       Loss
 ------------------------------------------------------------------------------
  Euros expiring 1/26/2000          $  993,017 $1,012,666   $ 19,649    $    --
  Euros expiring 2/17/2000             170,000    168,149         --      1,851
  Euros expiring 3/15/2000             170,000    167,803         --      2,197
 ------------------------------------------------------------------------------
  TOTAL CLOSED BUT UNSETTLED
  FORWARD CURRENCY CONTRACTS        $1,333,017 $1,348,618   $ 19,649    $ 4,048
 ------------------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1999, International Equity and Global Income had sufficient cash and/or secu-rities to cover any commitments under these contracts.
   The International Equity and Global Income Funds have recorded a "Receiv-able for forward foreign currency exchange contracts" and "Payable for for-ward foreign currency exchange contracts" resulting from "open" and "closed but unsettled" forward foreign currency exchange contracts of $3,235 and $34,097 and $185,333 and $37,787, respectively, in the accompanying State-ments of Assets and Liabilities.

 Futures Contracts -- The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 1999
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' strategies and potentially result in a loss.
   At December 31, 1999 the following Futures contracts were open as follows:

                                             Number of
                                             Contracts   Settlement   Market     Unrealized
  Fund           Type                       Long (Short)   Month       Value     Gain (Loss)
 -------------------------------------------------------------------------------------------
  Growth and
   Income        S&P 500 Index                    6      March 2000 $ 2,226,300   $ 80,890
 -------------------------------------------------------------------------------------------
  CORE U.S.
   Equity        S&P 500 Index                   16      March 2000 $ 5,936,800   $104,283
 -------------------------------------------------------------------------------------------
  CORE Large
   Cap Growth    S&P 500 Index                    3      March 2000 $ 1,113,150   $ 36,677
 -------------------------------------------------------------------------------------------
  CORE Small
   Cap Equity    Russell 2000 Index               7      March 2000 $ 1,784,825   $ 82,049
 -------------------------------------------------------------------------------------------
  International
   Equity        TOPIX Index                      8      March 2000 $ 1,340,511   $ 58,138
                 DAX 30 Index                     2      March 2000     353,932     37,587
                 FTSE 100 Index                   2      March 2000     225,399      6,493
 -------------------------------------------------------------------------------------------
                                                                    $ 1,919,842   $102,218
 -------------------------------------------------------------------------------------------
  Short
   Duration
   Government    2 Year U.S. Treasury Note       24      March 2000 $ 4,766,625   $(27,896)
                 5 Year U.S. Treasury Note       (7)     March 2000    (686,109)     9,489
                 10 Year U.S. Treasury Note      (5)     March 2000    (479,297)    10,360
                 20 Year U.S. Treasury Bond     (11)     March 2000  (1,000,312)    38,089
 -------------------------------------------------------------------------------------------
                                                                    $ 2,600,907   $ 30,042
 -------------------------------------------------------------------------------------------

   For the period ended December 31, 1999, the Trust paid Goldman Sachs ap-proximately $11,000 of brokerage commissions from portfolio transactions.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At December 31, 1999, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap, Mid Cap Value and Short Duration Government had undi-vided interests in the repurchase agreements in the following joint account which equaled $3,400,000, $6,100,000, $1,200,000, $1,800,000, $1,300,000 and
 $200,000, respectively, in principal amount. At December 31, 1999, the fol-lowing repurchase agreements held in this joint account were fully collater-alized by Federal Agency obligations.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                              Principal   Interest   Maturity    Amortized
 Repurchase Agreements          Amount      Rate       Date         Cost
 ----------------------------------------------------------------------------
 Banc of America Securities  $700,000,000     3.10% 01/03/2000 $  700,000,000
 ----------------------------------------------------------------------------
 Chase Manhattan Bank         340,000,000     3.15  01/03/2000    340,000,000
 ----------------------------------------------------------------------------
 Morgan Stanley & Co.         501,500,000     3.25  01/03/2000    501,500,000
 ----------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE
AGREEMENT ACCOUNT II                                           $1,541,500,000
 ----------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Funds participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Under the most restrictive arrangement, each Fund must have owned securities having a market value in excess of 300% of the total bank borrowings. Effective April 30, 1999, the Funds now participate in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a mar-ket value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended December 31, 1999, the Funds did not have any borrowings under any of these facilities.

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, Growth and Income has reclas-sified $4,107 and $38 from paid in capital and accumulated net realized loss, respectively, to accumulated undistributed net investment income. CORE U.S. Equity has reclassified $4,107 and $2,515 from paid in capital and accumu-lated net realized gain, respectively, to accumulated undistributed net in-vestment income. CORE Large Cap Growth has reclassified $4,108 from paid in capital to accumulated undistributed net investment income. CORE Large Cap Value has reclassified $4,850 from accumulated net realized gain to accumu-lated undistributed net investment income. CORE Small Cap Equity has reclas-sified $4,427 from paid in capital to accumulated undistributed net investment income. Capital Growth has reclassified $4,107 and $1,448 from paid in capital and accumulated net realized gain, respectively, to accumu-lated undistributed net investment income. Mid Cap Value has reclassified $5,250 and $11 to accumulated undistributed net investment income and accumu-lated net realized loss, respectively, from paid in capital. CORE Interna-tional Equity has reclassified $21,340 from accumulated undistributed net investment income to accumulated net realized gain. International Equity has reclassified $4,107 and $80,620 from paid in capital and accumulated net re-alized gain, respectively, to accumulated undistributed net investment in-come. Short Duration Government reclassified $5,554 from paid in capital to accumulated undistributed net investment income. Global Income has reclassi-fied $4,040 and $56,576 from paid in capital and accumulated undistributed net investment income, respectively to accumulated net realized loss. These reclassifications have no impact on the net asset values of each Fund and are designed to present each Fund's capital accounts on a tax basis.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 1999
 9. CHANGE IN INDEPENDENT AUDITORS

 On October 26, 1999 the Board of Trustees of the Funds, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Funds' independent auditors to Ernst & Young LLP. For the fiscal years ended December 31, 1999 and December 31, 1998, Ar-thur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Arthur Andersen LLP on accounting principles or prac-tices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

 10. OTHER MATTERS

 On February 3, 2000, the Board of Trustees of the CORE International Equity and Short Duration Government Funds approved liquidation and termination of such Funds, subject to all annuity contract owners exchanging or being for-mally substituted out of such Funds.

                          PART C - OTHER INFORMATION

Item 23  Exhibits
         --------

         (a)   (1)  Agreement and Declaration of Trust dated September 16, 1997 is incorporated herein by reference to exhibit (1) of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Securities and Exchange Commission ("Commission") on September 18, 1997 (Accession No. 0000950130-97-004157) (the "Initial Registration
                    Statement").

               (2) Amendment No. 1 dated October 21, 1997 to Agreement and Declaration of Trust is incorporated herein by reference to exhibit (1)(b) of Pre-Effective Amendment No. 1 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on December 23, 1997 (Accession No. 0000950130-97-005710) ("Pre-Effective
                    Amendment No. 1").

               (3) Amendment No. 2 dated January 22, 1999 to Agreement and Declaration of Trust is incorporated herein by reference to exhibit (a)(3) of Post-Effective Amendment No. 2 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on February 26, 1999 (Accession No. 0000950130-99-001075) ("Post-Effective
                    Amendment No. 2").

               (4) Amendment No. 3 dated April 28, 1999 to Agreement and Declaration of Trust is incorporated herein by reference to exhibit (a)(4) of Post-Effective Amendment No. 3 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on January 31, 2000 (Accession No. 0000950130-00-000305).

               (5) Amendment No.4 dated February 3, 2000 to Agreement and Declaration of Trust.

               (b) By-Laws of Registrant dated September 16, 1997 are incorporated herein by reference to exhibit (2) of the Initial Registration Statement.

               (c)  Not Applicable.

          (d) (1) Management Agreement among Registrant, Goldman Sachs Asset Management and Goldman Sachs Asset Management International on behalf of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity, Capital Growth, International Equity, Global Income and High Yield Funds is incorporated herein by reference to exhibit
                    (5) of Pre-Effective Amendment No. 1.

               (2) Amended Annex A to Management Agreement among Registrant, Goldman Sachs Asset Management and Goldman Sachs Asset Management International on behalf of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity, Capital Growth, International Equity, Global Income, High Yield, CORE Large Cap Value, CORE International Equity, Short Duration Government and Internet Tollkeeper Funds.

               (3) Management Agreement among Registrant and Goldman Sachs Asset Management on behalf of the Goldman Sachs Conservative Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio, (the "Asset Allocation Portfolios") is incorporated herein by reference to exhibit (d)(3) of Post-Effective Amendment No. 2.

          (e) Amended and Restated Distribution Agreement between Registrant and Goldman, Sachs & Co. dated February 3, 2000.

          (f)  Not Applicable.

          (g)  (1)     Custodian Agreement between Registrant and State Street
                       Bank and Trust Company dated December 31, 1997 is incorporated herein by reference to exhibit (8) of Post-
                       Effective Amendment No. 1 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on November 18, 1998 (Accession No.
                       0000950130-

                    98-005579) ("Post-Effective Amendment No. 1").

               (2) Amended Fee Schedule relating to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated January 22, 1999 (Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE International Equity Fund and Goldman Sachs Short Duration Government Fund) is incorporated herein by reference to exhibit (g)(2) of Post-Effective Amendment No. 2.

               (3) Amended Fee Schedule relating to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated January 22, 1999 (Asset Allocation Portfolios) is incorporated herein by reference to exhibit (g)(3) of Post-Effective Amendment No. 2.

               (4) Letter Agreement relating to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated January 21, 2000 (Internet Tollkeeper Fund).

          (h) (1) Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. dated October 21, 1997 is incorporated herein by reference to exhibit (9)(a) of Pre-Effective Amendment No. 1.

               (2) Amended Fee Schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co., dated January 22, 1999 (Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Core International Equity Fund and Goldman Sachs Short Duration Government Fund) is incorporated herein by reference to exhibit (h)(2) of Post-Effective Amendment No. 2.

               (3) Amended Fee Schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co., dated January 22, 1999 (Asset Allocation Portfolios) is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 2.

               (4) Letter Agreement relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co.(Internet Tollkeeper Fund).

               (5) Form of Participation Agreement is incorporated herein by reference to Exhibit (9)(b) of Pre-Effective Amendment No. 1.

          (i) (1) Opinion and consent of counsel relating to the Goldman Sachs Growth and Income, Goldman Sachs CORE U.S. Equity, Goldman Sachs CORE Large Cap Growth, Goldman Sachs CORE Small Cap Equity, Goldman Sachs Capital Growth, Goldman Sachs Mid Cap Equity, Goldman Sachs International Equity, Goldman Sachs Global Income and Goldman Sachs High Yield Funds is incorporated herein by reference to exhibit (10)(a) of Pre-Effective Amendment No. 1.

               (2) Opinion and consent of counsel relating to the Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Conservative Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio is incorporated herein by reference to exhibit (i)(2) of Post-Effective Amendment No. 2.

          (j)  (1). Consent of Independent Auditors.

          (j)  (2). Consent of Independent Auditors.


          (k)  Not Applicable.

          (l) Purchase Agreement between Registrant and The Goldman Sachs Group, L.P. dated December 12, 1997 is incorporated herein by reference to exhibit (13) of Pre-Effective Amendment No 1.

          (m)  Not Applicable.

          (n)  None.

          (o)  Not Applicable.


          (q) Powers of Attorney of Messrs. Bakhru, Grip, Perlowski, Ford, McNulty, Shuch, Smart, Springer and Strubel and Mmes. McPherson are incorporated herein by reference to Post-Effective Amendment No. 1.


Item 24   Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

          Not applicable.


Item 25   Indemnification
          ---------------

          Article IV of the Agreement and Declaration of Trust of Goldman Sachs Variable Insurance Trust, a Delaware business trust (incorporated herein by reference as Exhibit 23(a)(1) hereto), provides for indemnification of the Trustees and officers of the Trust, subject to certain limitations.

          Each Management Agreement provides that the applicable Investment Adviser will not be liable for any error of judgement or mistake of law of for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations and duties under the Management Agreement. The Management Agreement relating to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity, Capital Growth, International Equity, Global Income and High Yield Funds is incorporated herein by reference to Exhibit 23(d)(1). The Management Agreement relating to the Asset Allocation Portfolios is incorporated herein by reference to Exhibit 23(d)(3).


          Section 9 of the Amended and Restated Distribution Agreement between the Registrant and Goldman, Sachs & Co. (included herewith as Exhibit 23(e)) and
Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. (incorporated herein by reference as Exhibit 23(h)(1) provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities.

          Mutual fund and trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Trust, Trust for Credit Unions and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.


Item 26   Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the text of which are hereby incorporated by reference.

Item 27   Principal Underwriter
          ---------------------

          (a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co. or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

          (b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Management Committee. None of the members of the Management committee holds a position or office with the Registrant, except John P. McNulty who is a trustee of the Registrant.

                       GOLDMAN SACHS MANAGEMENT COMMITTEE


Name and Principal
Business Address                       Position
------------------                     --------

Henry M. Paulson, Jr. (1)              Chairman and Chief
                                       Executive Officer

Robert J. Hurst (1)                    Vice Chairman

John A. Thain (1)(3)                   President and Co-Chief
                                       Operating Officer

John L. Thornton (3)                   President and Co-Chief
                                       Operating Officer

Lloyd C. Blankfein (1)                 Managing Director

Richard A. Friedman (1)                Managing Director

Steven M. Heller (1)                   Managing Director

Robert S. Kaplan (1)                   Managing Director

Robert J. Katz (1)                     Managing Director

John P. McNulty (2)                    Managing Director

Michael P. Mortara (1)                 Managing Director

Daniel M. Neidich (1)                  Managing Director

Robin Neustein (2)                     Managing Director

Mark Schwartz (4)                      Managing Director

Robert K. Steel (2)                    Managing Director

Leslie C. Tortora (2)                  Managing Director

Patrick J. Ward (3)                    Managing Director

Name and Principal
Business Address                       Principal
-------------------                    ---------
Gregory K. Palm (1)                    Counsel and Managing Director



(1)  85 Broad Street, New York, NY 10004
(2)  One New York Plaza, New York, NY 10004
(3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(4)  ARK Mori Building, 12-32 Akasaka I-Chome Minato-KY, Tokyo 107-6019, Japan


          (c)    Not applicable.


Item 28   Location of Accounts and Records
          --------------------------------

          The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rule promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency and underwriting records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.


Item 29   Management Services
          -------------------

          Not Applicable.

Item 30   Undertakings
          ------------

          Not Applicable.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 4 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 4 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 13th day of April, 2000


                                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                     Registrant

                                     By: * Douglas C. Grip
                                         ----------------------------
                                           Douglas C. Grip
                                           President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                    Title                       Date
---------                    -----                       ----
 *Ashok N. Bakhru           Chairman and              April 13, 2000
------------------------      Trustee
Ashok N. Bakhru

*Douglas C. Grip            President and             April 13, 2000
------------------------      Trustee
Douglas C. Grip

*John M. Perlowski          Principal Accounting      April 13, 2000
------------------------      Officer and Principal
John M. Perlowski             Financial Officer

*David B. Ford              Trustee                   April 13, 2000
------------------------
David B. Ford

*John P. McNulty            Trustee                   April 13, 2000
------------------------
John P. McNulty

*Mary P. McPherson          Trustee                   April 13, 2000
------------------------
Mary P. McPherson

*Alan A. Shuch              Trustee                   April 13, 2000
------------------------
Alan A. Shuch

*Jackson W. Smart, Jr.      Trustee                   April 13, 2000
------------------------
Jackson W. Smart, Jr.

*William H. Springer        Trustee                   April 13, 2000
------------------------
William H. Springer

*Richard P. Strubel       Trustee                April 13, 2000
------------------------
Richard P. Strubel


*By: /s/ Michael J. Richman
     -------------------------
   Michael J. Richman
   Attorney-in-Fact

*Pursuant to a power of attorney previously filed.

                                 EXHIBIT INDEX

(a)(5) Amendment No. 4 dated February 3, 2000 to Agreement and Declaration of Trust.

(d)(2) Amended Annex A to Management Agreement among Registrant, Goldman Sachs Asset Management and Goldman Sachs Asset Management International on behalf of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity, Capital Growth, International Equity, Global Income, High Yield, CORE Large Cap Value, CORE International Equity, Short Duration Government and Internet Tollkeeper Funds.

(e) Amended and Restated Distribution Agreement between Registrant and Goldman, Sachs & Co. dated February 3, 2000.

(g)(4) Letter agreement relating to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated January 21, 2000 (Internet Tollkeeper Fund).

(h)(4) Letter agreement relating to Transfer Agency Agreement between Registrant and Goldman Sachs & Co. (Internet Tollkeeper Fund).

(j)(1)  Consent of Independent Auditors.

(j)(2)  Consent of Independent Auditors.